UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

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LUCID DIAGNOSTICS INC.

(Name of Registrant as Specified In Its Charter)

N/A

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LUCID DIAGNOSTICS INC.
One Grand Central Place, Suite 4600
New York, New York 10165

NOTICE
OF
ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JUNE 21, 2022

To the Stockholders of Lucid Diagnostics Inc.:

NOTICE IS HEREBY GIVEN that an annual meeting of stockholders (the “Annual Meeting”) of Lucid Diagnostics Inc., a Delaware corporation (the “Company”), will be held on June 21, 2022 at 12:00 p.m., Eastern time. Due to health concerns stemming from the COVID-19 pandemic, and to support the health and well-being of our stockholders, employees and partners, the Annual Meeting will be a virtual meeting. You will be able to attend and participate in the Annual Meeting online by visiting https://www.cstproxy.com/luciddx/2022. Please see the “Questions and Answers” in the accompanying proxy statement for more details.

The Annual Meeting is being held for the following purposes:

1.	to elect two members of the Company’s board of directors (the “Board”) as Class A directors, to hold office until the third succeeding annual meeting and until their respective successors are duly elected and qualified (the “Director Election Proposal”);

2.	to amend the Company’s 2018 Long-Term Incentive Equity Plan (the “2018 Plan”) (i) to increase total number of shares of the Company’s common stock available under the 2018 Plan by an additional 3,500,000 shares, from 5,644,000 shares to 9,144,000 shares, (ii) to add an “evergreen” provision to automatically increase the number of shares of the Company’s common stock available under the 2018 Plan on January 1st of each year, by an amount equal to 6% of the Company’s outstanding common stock as of December 31st of the preceding fiscal year, or such lesser amount as is approved by the Board, and (iii) to remove the limit on grants to any one participant in any one calendar year, except for non-employee directors (the “2018 Plan Proposal”);

3.	to approve the Company’s Employee Stock Purchase Plan (the “ESPP”), which reserves 500,000 shares of the Company’s common stock for issuance pursuant to the terms of the ESPP and includes an “evergreen” provision to automatically increase the number of shares of the Company’s common stock available under the ESPP on January 1st of each year, by an amount equal to the lesser of (a) 2% of the Company’s outstanding common stock as of December 31st of the preceding fiscal year, and (b) 1,000,000 shares, or such lesser amount as is approved by the Board (the “ESPP Proposal”);

4.	to approve, for the purposes of Listing Rule 5635 of The Nasdaq Stock Market LLC (“Nasdaq”), the issuance of shares of the Company’s common stock under the Common Stock Purchase Agreement (“Purchase Agreement”) with CF Principal Investments LLC (“Cantor”), an affiliate of Cantor Fitzgerald, which provides for a $50 million committed equity facility (the “Committed Equity Facility Proposal”);

5.	to ratify the appointment of Marcum LLP as the Company’s independent registered certified public accounting firm for the year ending December 31, 2022 (the “Accountant Ratification Proposal”); and

6.	to transact any other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

The Board has set the close of business on April 25, 2022 as the record date for the determination of stockholders who will be entitled to notice of and to vote at the Annual Meeting (the “record date”). The list of stockholders entitled to vote at the Annual Meeting will be available for inspection at the Company’s headquarters at least ten days before the Annual Meeting.

Your vote is important no matter how many shares you own. Whether or not you expect to attend the meeting, please submit a proxy electronically by Internet or telephone by following the instructions in these proxy materials. If you requested a physical copy of these proxy materials, you may also submit a proxy by completing, signing and dating the accompanying proxy card and returning it promptly in the enclosed postage paid reply envelope. Your prompt response is necessary to ensure that your shares are represented at the meeting. You can change your vote and revoke your proxy at any time before the meeting by following the procedures described in the accompanying proxy statement.

By Order of the Board of Directors

/s/ Lishan Aklog, M.D.
Lishan Aklog, M.D.
Chief Executive Officer and Chairman of the Board

May 2, 2022
New York, New York

Important Notice Regarding the Availability of Proxy Materials for
the Annual Meeting of Stockholders to be Held on June 21, 2022:

The Company’s Proxy Statement and Annual Report are available at http://www.cstproxy.com/luciddx/2022.

LUCID DIAGNOSTICS INC.
One Grand Central Place, Suite 4600
New York, New York 10165

PROXY STATEMENT
FOR
ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JUNE 21, 2022

INTRODUCTION

The Company is providing this proxy statement in connection with the solicitation by the Board of proxies to be voted at the Annual Meeting to be held on June 21, 2022, at 12:00 p.m., Eastern time, and any adjournment or postponement thereof. Due to health concerns stemming from the COVID-19 pandemic, and to support the health and well-being of our stockholders, employees and partners, the Annual Meeting will be a virtual meeting. You will be able to attend and participate in the Annual Meeting online by visiting https://www.cstproxy.com/luciddx/2022. Please see the “Questions and Answers” below for more details.

The Company’s annual report for the fiscal year ended December 31, 2021 (the “Annual Report”), which contains the Company’s audited financial statements, is enclosed with this proxy statement. This proxy statement, the accompanying proxy card and the Annual Report are being mailed or made available to stockholders beginning on or around May 2, 2022 in connection with the solicitation of proxies by the Board.

When and where will the meeting take place?

The annual meeting of stockholders in 2022 will be held on June 21, 2022, at 12:00 p.m., Eastern time, solely over the Internet by means of a live audio webcast. The Company will not conduct an in-person annual meeting of stockholders in 2022.

Stockholders participating in the Annual Meeting will be able to listen only and will not be able to speak during the webcast. However, in order to maintain the interactive nature of the Annual Meeting, virtual attendees will be able to:

●	vote via the Annual Meeting webcast; and

●	submit questions or comments to the Company’s officers during the Annual Meeting via the Annual Meeting webcast.

Shareholders may submit questions or comments during the meeting through the Annual Meeting webcast by typing in the “Submit a question” box.

What proposals are being presented for a stockholder vote at the Annual Meeting?

There are four proposals being presented for stockholder vote at the Annual Meeting:

●	the election of two members of the Board as Class A directors, to hold office until the third succeeding annual meeting and until their respective successors are duly elected and qualified (referred to herein as the “Director Election Proposal”);

●	the amendment of the 2018 Plan (i) to increase total number of shares of the Company’s common stock available under the 2018 Plan by an additional 3,500,000 shares, from 5,644,000 shares to 9,144,000 shares, (ii) to add an “evergreen” provision to automatically increase the number of shares of the Company’s common stock available under the 2018 Plan on January 1st of each year, by an amount equal to 6% of the Company’s outstanding common stock as of December 31st of the preceding fiscal year, or such lesser amount as is approved by the Board, and (iii) to remove the limit on grants to any one participant in any one calendar year, except for non-employee directors (referred to herein as the “2018 Plan Proposal”);

●	the approval of the ESPP, which reserves 500,000 shares of the Company’s common stock for issuance pursuant to the terms of the ESPP and includes an “evergreen” provision to automatically increase the number of shares of the Company’s common stock available under the ESPP on January 1st of each year, by an amount equal to the lesser of (a) 2% of the Company’s outstanding common stock as of December 31st of the preceding fiscal year, and (b) 1,000,000 shares, or such lesser amount as is approved by the Board (referred to herein as the “ESPP Proposal”);

●	the approval, for the purposes of Listing Rule 5635 of Nasdaq, of the issuance of shares of the Company’s common stock under the Purchase Agreement with Cantor, which provides for a $50 million committed equity facility (referred to herein as the “Committed Equity Facility Proposal”); and

●	the ratification of the appointment of Marcum LLP as the Company’s independent registered certified public accounting firm for the year ending December 31, 2022 (referred to herein as the “Accountant Ratification Proposal”).

Stockholders will also consider any other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

What are the recommendations of the Board?

The Board recommends that you vote:

●	“FOR” the election of the management nominees in the Director Election Proposal;

●	“FOR” the 2018 Plan Proposal;

●	“FOR” the ESPP Proposal;

●	“FOR” the Committed Equity Facility Proposal; and

●	“FOR” the Accountant Ratification Proposal.

Why did I receive a Notice of Internet Availability of Proxy Materials?

The Company uses the internet as the primary means of furnishing proxy materials to stockholders. We are sending a Notice of Internet Availability of Proxy Materials (the “Notice of Internet Availability”) to our shareholders with instructions on how to access the proxy materials online at www.cstproxy.com/luciddx/2022 or request a printed copy of the materials.

Stockholders may follow the instructions in the Notice of Internet Availability to elect to receive future proxy materials in print by mail or electronically by email. We encourage stockholders to take advantage of the availability of the proxy materials online to help reduce the environmental impact of our annual meetings and reduce the Company’s printing and mailing costs.

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Who is entitled to vote?

The holders of the Company’s common stock at the close of business on the record date, April 25, 2022, are entitled to vote at the Annual Meeting. As of the record date, 37,932,536 shares of common stock were outstanding. Holders of the Company’s common stock have one vote for each share that they own on such date.

What is the difference between a record holder and a beneficial owner?

If your shares are registered in your name with the Company’s transfer agent, Continental Stock Transfer and Trust Company, then you are considered the “record holder” for those shares. If you are the record holder of your shares, you have the right to vote your shares by proxy or to attend the meeting and vote via the Annual Meeting webcast.

If your shares are held through a bank, broker or other nominee, then you are considered to hold your shares in “street name.” While you are the “beneficial owner” of those shares, you are not considered the record holder. As the beneficial owner of shares of the Company’s common stock, you have the right to instruct your bank, broker or other nominee how to vote your shares. However, since you are not the record holder of your shares, you may not vote these shares at the Annual Meeting unless you obtain a “legal proxy” from the stockholder of record.

How do I submit my vote?

Record Owners. Record holders can vote by the following methods:

●	By Attending the Annual Meeting. You may attend the Annual Meeting and vote via the Annual Meeting webcast.

●	By Proxy via the Internet. You may vote by proxy via the Internet. Your Notice of Internet Availability or proxy card provides instructions for accessing the website through which you may submit a proxy via the Internet.

●	By Proxy via the Telephone. You may vote by proxy via the telephone. Your Notice of Internet Availability or proxy card provides instructions for submitting a proxy by telephone.

●	By Proxy via the Mail. If you requested printed copies of the proxy materials, you may vote by proxy via the mail by completing the included proxy card and returning it in the postage-paid return envelope.

Beneficial Owners. Beneficial owners of shares held in street name may instruct their bank, broker or other nominee how to vote their shares. Beneficial owners should refer to the materials provided to them by their nominee for information on communicating these “voting instructions.” Beneficial owners may not vote their shares at the Annual Meeting unless they obtain a legal proxy from the stockholder of record and follow the instructions set forth above for attending the Annual Meeting.

What does it mean to vote by proxy?

When you vote “by proxy,” you grant another person the power to vote stock that you own. If you vote by proxy in accordance with this proxy statement, you will have designated the following individuals as your proxy holders for the Annual Meeting: Lishan Aklog, M.D., the Company’s Chief Executive Officer and Chairman of the Board; and Dennis McGrath, the Company’s Chief Financial Officer.

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Any proxy given pursuant to this solicitation and received in time for the Annual Meeting will be voted in accordance with your specific instructions. If you provide a proxy, but you do not provide specific instructions on how to vote on each proposal, the proxy holder will vote your shares “FOR” election of the management nominees in the Director Election Proposal, “FOR” the 2018 Plan Proposal, “FOR” the ESPP Proposal, “FOR” the Committed Equity Facility Proposal, and “FOR” the Accountant Ratification Proposal. With respect to any other proposal that properly comes before the Annual Meeting, the proxy holders will vote in their own discretion according to their best judgment, to the extent permitted by applicable laws and regulations.

How do I attend the Annual Meeting?

Due to health concerns stemming from the COVID-19 pandemic, and to support the health and well-being of our stockholders, employees and partners, the Annual Meeting will be a virtual meeting. Any stockholder wishing to attend the Annual Meeting must register in advance. To register for and attend the Annual Meeting, please follow these instructions as applicable to the nature of your ownership of the Company’s common stock:

Record Owners. If you are a record holder, and you wish to attend the Annual Meeting, go to https://www.cstproxy.com/luciddx/2022, enter the control number you received on your Notice of Internet Availability or proxy card, and click on the “Click here to preregister for the online meeting” link at the top of the page. Immediately prior to the start of the Annual Meeting, you will need to log back into the meeting site using your control number. You must register before the meeting starts.

Beneficial Owners. Beneficial owners who wish to attend the Annual Meeting must obtain a legal proxy from the stockholder of record and e-mail a copy (a legible photograph is sufficient) of their legal proxy to proxy@continentalstock.com. Beneficial owners should contact their bank, broker or other nominee for instructions regarding obtaining a legal proxy. Beneficial owners who e-mail a valid legal proxy will be issued a meeting control number that will allow them to register to attend and participate in the Annual Meeting. You will receive an e-mail prior to the meeting with a link and instructions for entering the Annual Meeting. Beneficial owners should contact Continental Stock Transfer no later than 4:00 p.m. on June 17, 2022.

Shareholders will also have the option to listen to the Annual Meeting by telephone by calling:

●	Within the U.S. and Canada: (800) 450-7155 (toll-free)

●	Outside of the U.S. and Canada: (857) 999-9155 (standard rates apply)

The passcode for telephone access is 9638769#. You will not be able to vote or submit questions unless you register for and log in to the Annual Meeting webcast as described above.

What happens if I do not provide voting instructions to my bank, broker or other nominee?

If you are a beneficial owner and do not provide your bank, broker or other nominee with voting instructions and do not obtain a legal proxy, under the rules of various national and regional securities exchanges, the bank, broker or other nominee may generally vote on routine matters but cannot vote on non-routine matters. If the bank, broker or other nominee that holds your shares does not receive instructions from you on how to vote your shares on a non-routine matter, the bank, broker or other nominee will inform the inspector of election that it does not have the authority to vote on this matter with respect to your shares. This is generally referred to as a “broker non-vote.” We expect that the Director Election Proposal, the Committed Equity Facility Proposal, the 2018 Plan Proposal and the ESPP Proposal will be considered non-routine proposals. If they are treated as non-routine matters as expected, broker non-votes may occur with respect to these matters in connection with the Annual Meeting.

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How do I revoke my proxy or voting instructions?

Record Owners. A record holder may revoke his, her or its proxy by (i) submitting a subsequent written notice of revocation that is received by the Company’s Secretary at any time prior to the voting at the Annual Meeting, (ii) submitting a subsequent proxy prior to the voting at the Annual Meeting or (iii) attending the Annual Meeting and voting via the Annual Meeting webcast. Attendance by a stockholder at the Annual Meeting does not alone serve to revoke his or her proxy. Stockholders may send written notice of revocation to the Secretary, Lucid Diagnostics Inc., One Grand Central Place, Suite 4600, New York, New York 10165.

Beneficial Owners. Beneficial owners should refer to the materials provided to them by their bank, broker or other nominee for information on changing their voting instructions.

What constitutes a quorum?

The presence at the meeting, in person or by proxy, of the holders of a majority of the common stock outstanding and entitled to vote at the meeting, present in person or represented by proxy, will constitute a quorum for the transaction of business. Abstentions are voted neither “FOR” nor “AGAINST” a matter, but are counted in the determination of a quorum. Similarly, as described above, a “broker non-vote” may occur with respect to shares held in street name when the bank, broker or other nominee has not received instructions from the beneficial owner as to how the shares are to be voted on a non-routine matter and does not have discretionary authority to vote such shares on the matter. Any shares as to which a broker, bank or other nominee has not received instructions from the beneficial owner and does not have discretionary authority to vote on a matter will not be considered shares present and entitled to vote on the matter. These shares, however, may be considered present and entitled to vote on other routine matters, and will count for purposes of determining the presence of a quorum, if the broker exercises its discretionary authority on any such routine matter.

How many votes are required to approve each proposal?

Director Election Proposal. Election of a nominee in the Director Election Proposal requires the affirmative vote of a plurality of the issued and outstanding shares of the Company’s common stock, represented in person or by proxy at the meeting and entitled to vote thereon. “Plurality” means that the individuals (up to the number of directors to be elected) who receive the largest number of votes cast “FOR” their election are elected as directors. Consequently, abstentions and broker non-votes will not have any effect on the Director Election Proposal.

2018 Plan Proposal. Approval of the 2018 Plan Proposal requires the affirmative vote of a majority of the issued and outstanding shares of the Company’s common stock, represented in person or by proxy at the meeting and entitled to vote thereon. Abstentions, which are considered present and entitled to vote on this matter, will have the same effect as a vote “AGAINST” this proposal. Broker non-votes, which are not considered present and entitled to vote on this matter, will not have any effect on the vote with respect to this proposal.

ESPP Proposal. Approval of the ESPP Proposal requires the affirmative vote of a majority of the issued and outstanding shares of the Company’s common stock, represented in person or by proxy at the meeting and entitled to vote thereon. Abstentions, which are considered present and entitled to vote on this matter, will have the same effect as a vote “AGAINST” this proposal. Broker non-votes, which are not considered present and entitled to vote on this matter, will not have any effect on the vote with respect to this proposal.

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Committed Equity Facility Proposal. Approval of the Committed Equity Facility Proposal requires the affirmative vote of a majority of the issued and outstanding shares of the Company’s common stock, represented in person or by proxy at the meeting and entitled to vote thereon. Abstentions, which are considered present and entitled to vote on this matter, will have the same effect as a vote “AGAINST” this proposal. Broker non-votes, which are not considered present and entitled to vote on this matter, will not have any effect on the vote with respect to this proposal.

Accountant Ratification Proposal. The Accountant Ratification Proposal requires the affirmative vote of a majority of the issued and outstanding shares of the Company’s common stock, represented in person or by proxy at the meeting and entitled to vote thereon. Abstentions, which are considered present and entitled to vote on this matter, will have the same effect as a vote “AGAINST” this proposal. Broker non-votes on this matter, which are not considered present and entitled to vote on this matter, will not have any effect on the vote with respect to this proposal. However, if brokers have discretionary authority to vote on this proposal, as expected, the Company does not anticipate there will be any broker non-votes with respect to this proposal. The results of the Accountant Ratification Proposal are advisory and non-binding on the Board.

Does the Company have a controlling stockholder?

PAVmed Inc. (“PAVmed”) owns approximately 73.6% of the Company’s outstanding common stock and is the Company’s controlling stockholder. Accordingly, PAVmed has the power to elect all the members of the Board and determine the outcome of all other matters submitted to a vote of the Company’s stockholders, without the consent of the Company’s other stockholders. PAVmed has indicated that it intends to vote for the management nominees in the Director Election Proposal and in favor of the 2018 Plan Proposal, the ESPP Proposal, the Committed Equity Facility Proposal and the Accountant Ratification Proposal.

Who is paying for this proxy statement and the solicitation of my proxy, and how are proxies solicited?

Proxies are being solicited by the Board for use at the Annual Meeting. The Company’s officers and other employees, without additional remuneration, also may assist in the solicitation of proxies in the ordinary course of their employment. In addition to the use of the mail and the Internet, solicitations may be made personally or by email or telephone, as well as by public announcement. The Company will bear the cost of this proxy solicitation. The Company may also request brokers, dealers, banks and their nominees to solicit proxies from their clients where appropriate, and may reimburse them for reasonable expenses related thereto.

Who can help answer my questions?

If you have questions about how to vote or direct a vote in respect of your shares or about the proposals, or if you need additional copies of the proxy statement or proxy card, you may contact the Company at:

Lucid Diagnostics Inc.

One Grand Central Place, Suite 4600

New York, New York 10165

Attention: Secretary

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THE DIRECTOR ELECTION PROPOSAL

The Board is divided into three classes, Class A, Class B and Class C. Currently, there are two directors in Class A, Jacque J. Sokolov, M.D. and Stanley N. Lapidus, whose terms expire at the Annual Meeting, two directors in Class B, Ronald M. Sparks and James L. Cox, M.D., whose terms expire at the 2023 annual meeting of stockholders, and two directors in Class C, Lishan Aklog, M.D. and Aster Angagaw, whose terms expire at the 2024 annual meeting of stockholders.

At the Annual Meeting, the Company’s stockholders will elect two Class A directors, to hold office until the third succeeding annual meeting and until their respective successors are duly elected and qualified. The Board is nominating Jacque J. Sokolov, M.D. and Stanley N. Lapidus, each a current Class A director, for re-election as the Class A directors. Biographical information about the nominees can be found in “Directors and Executive Officers” below.

Each of the nominees has agreed to be named in this proxy statement and to serve as a director if elected. Unless otherwise specified by you when you give your proxy, the shares subject to your proxy will be voted “FOR” the election of these nominees. In case any of these nominees become unavailable for election to the Board, an event which is not anticipated, the proxy holders, or their substitutes, shall have full discretion and authority to vote or refrain from voting your shares for any other person in accordance with their best judgment.

Required Vote and Recommendation

Nominees that receive the affirmative vote of a plurality of the issued and outstanding shares of the Company’s common stock, represented in person or by proxy at the meeting and entitled to vote thereon, will be elected as directors. Accordingly, PAVmed, the owner of a majority of the Company’s common stock, can control the outcome of this election. PAVmed indicated it intends to vote in favor of the management nominees for director.

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” EACH NOMINEE LISTED ABOVE.

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THE 2018 PLAN PROPOSAL

The 2018 Plan authorizes the award of stock-based incentives to eligible employees, officers, directors, and consultants, as described below. On April 21, 2022, the Board approved amendments to the 2018 Plan as described below. At the Annual Meeting, stockholders will vote on a proposal to approve these amendments.

If approved, the amendments will (i) increase the total number of shares available under the 2018 Plan by 3,500,000 shares, from 5,644,000 shares to 9,144,000 shares, (ii) add an “evergreen” provision to automatically increase the number of shares of the Company’s common stock available under the 2018 Plan on January 1st of each year, by an amount equal to 6% of the Company’s outstanding common stock as of December 31st of the preceding fiscal year, or such lesser amount as is approved by the Board, and (iii) remove the limit on grants to any one participant in any one calendar year, except for non-employee directors. See “Summary of the 2018 Plan—Stock Subject to the 2018 Plan” and “Summary of the 2018 Plan—Award Limitation” below.

The Company’s directors and executive officers currently are permitted to participate in the 2018 Plan, and therefore they have an interest in this proposal.

The form of the amended and restated 2018 Plan is attached as Annex A to this proxy statement.

Reasons for the Amendments to the 2018 Plan

The Company plans to make equity grants in connection with new hires and promotions and in connection with its annual employee reviews. The Company believes its employees are valuable assets. Offering a broad-based equity compensation program is vital to attract and retain the most highly skilled people in the Company’s industry. In addition, the Company believes that employees who have a stake in the future success of its business become highly motivated to achieve the Company’s long-term business goals and to expend maximum effort in the creation of stockholder value, thereby aligning the interests of such individuals with those of stockholders generally.

The Company has granted, net of forfeitures, restricted stock awards and stock options to purchase 4,964,535 out of the 5,644,000 shares presently available under the 2018 Plan. The Board believes that increased capacity to make equity awards provided by the amendments is essential to the Company’s continued growth, and therefore in the best interest of its stockholders. In particular, the Board is recommending approval of this increase to facilitate the recruiting and hiring of sales, marketing, administrative and other personnel as the Company continues to accelerate the commercialization of its initial products, including EsoCheck, which has received 510(k) market clearance from the Food and Drug Administration (the “FDA”), and EsoGuard, which has been established as laboratory developed test and therefore does not require FDA approval.

The Board believes that removing the limitation on grants to any one participant (other than non-employee directors) in any one calendar year will allow the Company to offer competitive compensation to individuals with rare and highly specialized skillsets, especially in cases where there is intense demand for their services.

Approval of the amendments is required under Listing Rule 5635(c) of Nasdaq and in order to grant incentive stock options under Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”).

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Summary of the 2018 Plan

The following is summary of the principal features of the 2018 Plan. The summary is qualified in its entirety by reference to the full text of the 2018 Plan, which is set forth in Annex A.

Purpose

The purpose of the 2018 Plan is to enable the Company to offer its employees, officers, directors and consultants whose past, present and/or potential future contributions to the Company have been, are, or will be important to its success, an opportunity to acquire a proprietary interest in the Company. The various types of incentive awards that may be provided under the plan are intended to enable the Company to respond to changes in compensation practices, tax laws, accounting regulations and the size and diversity of its business.

Administration

The 2018 Plan is administered by the Board or by a committee of the Board. In this summary, references to the “committee” are to the committee administering the plan or, if no such committee is designated, the Board. Presently, the 2018 Plan is administered by the compensation committee. Subject to the provisions of the plan, the committee determines, among other things, the persons to whom from time-to-time awards may be granted, the specific type of awards to be granted, the number of shares subject to each award, exercise prices, any restrictions or limitations on the awards, and any vesting, exchange, surrender, cancellation, acceleration, termination, exercise or forfeiture provisions related to the awards.

Stock Subject to the 2018 Plan

Assuming the 2018 Plan Proposal is approved, there will be an aggregate of 9,144,000 shares of the Company’s common stock available under the 2018 Plan. In addition, assuming the 2018 Plan Proposal is approved, the number of shares available under the 2018 Plan will automatically increase on January 1st of each year, for a period of not more than ten years, commencing on January 1, 2023 and ending on (and including) January 1, 2032, in an amount equal to 6% of the Company’s outstanding common stock as of December 31st of the preceding fiscal year. Notwithstanding the foregoing, the Board may act prior to January 1st of a given year to provide that there will be no January 1st increase in the number of shares available for such year or that the increase for such year will be a lesser number of shares of Company common stock. Any increases to the number of shares available for issuance under the 2018 Plan will not apply to shares to be issued under incentive stock options. No more than 9,144,000 shares may be issued under the 2018 Plan upon the exercise of incentive stock options.

Shares of common stock subject to awards that are forfeited or terminated will be available for future award grants under the 2018 Plan. Shares of common stock that are surrendered by a holder or withheld by the Company as full or partial payment in connection with any award under the 2018 Plan, as well as any shares of common stock surrendered by a holder or withheld by us to satisfy the tax withholding obligations related to any award under the 2018 Plan, shall not be available for subsequent awards under the 2018 Plan.

Under the 2018 Plan, on a change in the number of shares of common stock outstanding as a result of a dividend on shares of common stock payable in shares of common stock, common stock forward split or reverse split or other extraordinary or unusual event that results in a change in the shares of common stock as a whole, the committee will determine whether such change equitably requires an adjustment in the terms of any outstanding award under the 2018 Plan or in the aggregate number of shares reserved for issuance under the 2018 Plan.

The closing sale price of the Company’s common stock was $2.24 per share on April 25, 2022.

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Eligibility

Awards may be granted under the 2018 Plan to employees, officers, directors, and consultants who are deemed to have rendered, or to be able to render, significant services to the Company or its subsidiaries and who are deemed to have contributed, or to have the potential to contribute, to the Company’s success. Based on the number of employees and consultants of the Company and on the size of the Board, as of April 25, 2022, approximately 60 individuals, including three executive officers and five non-executive directors, were eligible for awards under the 2018 Plan.

Types of Awards

Options. The 2018 Plan provides both for “incentive” stock options as defined in Section 422 of the Code, and for options not qualifying as incentive options, both of which may be granted with any other stock-based award under the 2018 Plan.

An incentive stock option may be granted under the plan only to a person who, at the time of the grant, is an employee of the Company or its subsidiaries. An incentive stock option may only be granted within a ten-year period commencing on May 12, 2018, and may only be exercised within ten years from the date of the grant, or within five years in the case of an incentive stock option granted to a person who, at the time of the grant, owns common stock possessing more than 10% of the total combined voting power of all classes of the Company’s stock. The aggregate fair market value of all shares of common stock with respect to which incentive stock options are exercisable by a participant for the first time during any calendar year, measured at the date of the grant, may not exceed $100,000.

The committee determines the exercise price per share of common stock purchasable under an incentive or non-qualified stock option, which may not be less than 100% of the fair market value on the day of the grant or, if greater, the par value of a share of common stock. However, the exercise price of an incentive stock option granted to a person possessing more than 10% of the total combined voting power of all classes of stock may not be less than 110% of the fair market value on the date of grant.

The committee intends generally to provide that stock options be exercisable only in installments, i.e., that they vest over time, typically over a four-year period. Subject to any applicable limitations or conditions in a particular case, stock options may be exercised, in whole or in part, at any time during the term of the stock option by giving written notice of exercise to the Company specifying the number of shares of common stock to be purchased. The notice must be accompanied by payment in full of the purchase price, either in cash or, if provided in the agreement, in the Company’s securities or in a combination of the two. The committee also may permit a holder to elect to pay the exercise price by irrevocably authorizing a third party to sell the shares acquired upon exercise of the option and remit to the Company a sufficient portion of the sale proceeds to pay the entire exercise price and any tax withholding resulting from such exercise. The committee also may permit a holder to pay the exercise price pursuant to net exercise procedures.

Generally, stock options granted under the 2018 Plan may not be transferred other than by will or by the laws of descent and distribution and all stock options are exercisable, during the holder’s lifetime, only by the holder or in the event of legal incapacity or incompetency, the holder’s guardian or legal representative. However, a holder, with the approval of the Board, may transfer a non-qualified stock option by gift or domestic relations order to a family member of the holder, or to an entity in which more than 50% of the voting interests are owned by family members of the holder or the holder.

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Generally, if the holder is an employee, no stock options granted under the 2018 Plan may be exercised by the holder unless he or she is employed by the Company or a subsidiary of the Company at the time of the exercise and has been so employed continuously from the time the stock options were granted. However, in the event the holder’s employment is terminated due to disability, the holder may still exercise his or her vested stock options for a period of 12 months, or such other greater or lesser period as the Board may determine from the date of termination, or until the expiration of the stated term of the stock option, whichever period is shorter. Similarly, should a holder die while employed by the Company or a subsidiary of the Company, his or her legal representative or legatee under his or her will may exercise the decedent holder’s vested stock options for a period of 12 months, or such other greater or lesser period as the Board may determine, from the date of his or her death, or until the expiration of the stated term of the stock option, whichever period is shorter. If the holder’s employment is terminated due to normal retirement, the holder may exercise his or her vested stock options for a period of 12 months, or such other greater or lesser period as the Board may determine, from the date of termination, or until the expiration of the stated term of the stock option, whichever period is shorter. If the holder’s employment is terminated for any reason other than death, disability or normal retirement, the stock option will automatically terminate, except that if the holder’s employment is terminated without cause, then the portion of any stock option that is vested on the date of termination may be exercised for the lesser of three months, or such other greater or lesser period as the Board may determine, from the date of termination, or until the expiration of the stated term of the stock option, whichever period is shorter.

Stock Appreciation Rights. Subject to the terms and conditions of the 2018 Plan, the committee may grant stock appreciation rights in tandem with an option or alone and unrelated to an option. Stock appreciation rights may be granted to participants who have been, or are being, granted stock options under the 2018 Plan as a means of allowing the participants to exercise their stock options without the need to pay the exercise price in cash. In conjunction with non-qualified stock options, stock appreciation rights may be granted either at or after the time of the grant of the non-qualified stock options. In conjunction with incentive stock options, stock appreciation rights may be granted only at the time of the grant of the incentive stock options. A stock appreciation right entitles the holder to receive a number of shares of common stock having a fair market value (on the date of exercise) equal to the excess fair market value of one share of common stock (on the date of exercise), over the exercise price of the related stock option, if granted in tandem with an option, or over the fair market value of the common stock on the date of grant, if granted alone, multiplied by the number of shares subject to the stock appreciation right. The granting of a stock appreciation right in tandem with an option will not affect the number of shares of common stock available for awards under the 2018 Plan. The number of shares available for awards under the 2018 Plan will, however, be reduced by the number of shares of common stock acquirable upon exercise of the option to which the stock appreciation right relates.

Restricted Stock. Under the 2018 Plan, shares of restricted stock may be awarded either alone or in addition to other awards granted under the 2018 Plan. The committee determines the persons to whom grants of restricted stock are made, the number of shares to be awarded, the price if any to be paid for the restricted stock by the person receiving the stock from us, the time or times within which awards of restricted stock may be subject to forfeiture, which we refer to as the “restriction period,” the vesting schedule and rights to acceleration thereof, and all other terms and conditions of the restricted stock awards.

The holder will not be entitled to delivery of the restricted stock until the restriction period has expired and all vesting requirements with respect to the restricted stock have been fulfilled. The Company will retain custody of all distributions made or declared with respect to the restricted stock during the restriction period and until the restricted stock has become vested. A breach of any restriction regarding the restricted stock will cause a forfeiture of the restricted stock and any retained distributions. Except for the foregoing restrictions, the holder will, even during the restriction period, have all of the rights of a stockholder, including the right to vote the shares.

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Other Stock-Based Awards. Under the 2018 Plan, other stock-based awards may be granted, subject to limitations under applicable law, that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, shares of common stock, as deemed consistent with the purposes of the 2018 Plan. These other stock-based awards may be in the form of purchase rights, shares of common stock awarded that are not subject to any restrictions or conditions, convertible or exchangeable debentures or other rights convertible into shares of common stock and awards valued by reference to the value of securities of, or the performance of, one of the Company’s subsidiaries. These other stock-based awards may include performance shares or options, whose award is tied to specific performance criteria. These other stock-based awards may be awarded either alone, in addition to, or in tandem with any other awards under the 2018 Plan.

Accelerated Vesting and Exercisability

The committee may, upon a change of control, (i) accelerate the vesting of any and all stock options and other awards granted and outstanding under the 2018 Plan, (ii) require a holder of any award granted under the 2018 Plan to relinquish such award to the Company upon the tender by the Company to the holder of cash in an amount equal to the repurchase value of such award, (iii) cancel any option in exchange for a substitute option in a manner consistent with Treasury regulations, or (iv) cancel any restricted stock in exchange for restricted stock of any successor corporation.

A “change of control” means (a) a transaction or series of related transactions in which a person or entity, or a group of related persons or entities, acquires shares representing more than fifty percent (50%) of the Company’s outstanding voting power, (b) a merger or consolidation in which the Company is a constituent party or a subsidiary of the Company is a constituent party and the Company issues shares of its common stock, except any such merger or consolidation involving the Company or a subsidiary of the Company in which the shares of common stock outstanding immediately prior to such merger or consolidation continue to represent, or are converted into or exchanged for shares of capital stock that represent, immediately following such merger or consolidation, at least a majority, by voting power, of the capital stock of the surviving or resulting corporation or the parent corporation of such surviving or resulting corporation, or (c) the disposition, in a single transaction or series of related transactions, by the Company or any of its subsidiaries of all or substantially all the assets of the Company and its subsidiaries taken as a whole, except where such sale, lease, transfer, exclusive license or other disposition is to a wholly-owned subsidiary.

Notwithstanding any provisions of the 2018 Plan or any award granted thereunder to the contrary, no acceleration shall occur with respect to any award to the extent such acceleration would cause the 2018 Plan, or an award granted thereunder, to fail to comply with Section 409A of the Code.

Limitations on Competition; Termination for Cause

If a holder’s employment by, or association with, the Company or one of its subsidiaries is terminated for any reason whatsoever, and within 12 months after the date of such termination, the holder either (i) accepts employment with any competitor of, or otherwise engages in competition with, the Company or one of its subsidiaries, (ii) solicits any customers or employees of the Company or one of its subsidiaries to do business with or render services to the holder or any business with which the holder becomes affiliated or to which the holder renders services or (iii) uses or discloses to any outside person any confidential information or material of the Company or one of its subsidiaries in violation of the Company’s policies or any agreement between the holder and the Company or one of its subsidiaries, the committee, in its sole discretion, may require the holder to return the economic value of any award that was realized or obtained by the holder at any time during the period beginning on the date that is six months prior to the date the holder’s employment by, or association with, the Company or its subsidiaries is terminated; provided, however, that if the holder is a resident of California, such right must be exercised by the Company for cash within six months after the date of termination of the holder’s service to the Company or its subsidiaries or within six months after exercise of the applicable award, whichever is later.

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If a holder’s employment by, or association with, the Company or one of its subsidiaries is terminated for cause, the committee may, in its sole discretion, require such holder to return the economic value of any award that was realized or obtained by such holder at any time during the period beginning on that date that is six months prior to the date such holder’s employment by, or association with, the Company or one of its subsidiaries is terminated.

Transfer Limitations

Except as otherwise expressly provided in the 2018 Plan or an award agreement, no right or benefit under the Plan may be transferred, and any attempt to transfer an award shall be void.

Award Limitation

No non-employee director may be granted awards under the plan in any calendar year for more than 10% of the total number of shares issued or available for issuance under the plan (which, after the amendment contemplated by this proposal, would be 914,400 shares). Assuming the 2018 Plan Proposal is approved, there will be no such limit for participants other than non-employee directors.

Other Limitations

The Board may not modify or amend any outstanding option or stock appreciation right to reduce the exercise price of such option or stock appreciation right, as applicable, below the exercise price as of the date of grant of such option or stock appreciation right. In addition, no option or stock appreciation right may be granted in exchange for, or in connection with, the cancellation or surrender of an option or stock appreciation right or other award having a higher exercise price.

Withholding Taxes

When an award is first included in the gross income of the holder for federal income tax purposes, the holder will be required to make arrangements regarding the payment of all federal, state and local withholding tax requirements, including by settlement of such amount in shares of the Company’s common stock. The obligations of the Company under the 2018 Plan are contingent on such arrangements being made.

Term and Amendments

Unless terminated by the Board, the 2018 Plan shall continue to remain effective until no further awards may be granted, and all awards granted under the 2018 Plan are no longer outstanding. Notwithstanding the foregoing, grants of incentive stock options may be made only until ten years from the initial effective date of the 2018 Plan. The Board may at any time, and from time to time, amend the 2018 Plan or any award agreement, but no amendment will be made that would impair the rights of a holder under any agreement entered into pursuant to the 2018 Plan without the holder’s consent.

Federal Income Tax Consequences

The following discussion of the federal income tax consequences of participation in the 2018 Plan is only a summary of the general rules applicable to the grant and exercise of stock options and other awards and does not give specific details or cover, among other things, state, local and foreign tax treatment of participation in the plan. The information contained in this section is based on present law and regulations, which are subject to being changed prospectively or retroactively.

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Incentive Stock Options. Participants will recognize no taxable income upon the grant of an incentive stock option. The participant generally will realize no taxable income when the incentive stock option is exercised. The excess, if any, of the fair market value of the shares on the date of exercise of an incentive stock option over the exercise price will be treated as an item of adjustment for a participant’s taxable year in which the exercise occurs and may result in an alternative minimum tax liability for the participant. The Company will not qualify for any deduction in connection with the grant or exercise of incentive stock options. Upon a disposition of the shares after the later of two years from the date of grant or one year after the transfer of the shares to a participant, the participant will recognize the difference, if any, between the amount realized and the exercise price as long-term capital gain or long-term capital loss, as the case may be, if the shares are capital assets.

If common stock acquired upon the exercise of an incentive stock option is disposed of prior to the expiration of the holding periods described above, the participant will recognize ordinary compensation income in the taxable year of disposition in an amount equal to the excess, if any, of the fair market value of the shares on the date of exercise over the exercise price paid for the shares; and the Company generally will qualify for a deduction equal to any amount recognized, subject to certain limitations, including that the compensation be reasonable.

Non-Qualified Stock Options. With respect to non-qualified stock options:

●	upon grant of the stock option, the participant will recognize no income provided that the exercise price was not less than the fair market value of Company common stock on the date of grant;

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upon exercise of the stock option, if the shares of common stock are not subject to a substantial risk of forfeiture, the participant will recognize ordinary compensation income in an amount equal to the excess, if any, of the fair market value of the shares on the date of exercise over the exercise price, and the Company generally will qualify for a deduction in the same amount, subject to certain limitations, including the requirement that the compensation be reasonable; and

●	the Company will be required to comply with applicable federal income tax withholding requirements with respect to the amount of ordinary compensation income recognized by the participant.

On a disposition of the shares, the participant will recognize gain or loss equal to the difference between the amount realized and the sum of the exercise price and the ordinary compensation income recognized. The gain or loss will be treated as capital gain or loss if the shares are capital assets and as short-term or long-term capital gain or loss, depending upon the length of time that the participant held the shares.

If the shares acquired upon exercise of a non-qualified stock option are subject to a substantial risk of forfeiture, the participant will recognize ordinary income at the time when the substantial risk of forfeiture is removed, unless the participant timely files under Section 83(b) of the Code to elect to be taxed on the receipt of shares, and the Company generally will qualify for a corresponding deduction at that time. The amount of ordinary income will be equal to the excess of the fair market value of the shares at the time the income is recognized over the amount, if any, paid for the shares.

Stock Appreciation Rights. Upon the grant of a stock appreciation right, the participant recognizes no taxable income and the Company receives no deduction. The participant recognizes ordinary income and the Company generally receives a deduction at the time of exercise equal to the cash and fair market value of common stock payable upon the exercise.

Restricted Stock. A participant who receives restricted stock generally will recognize no income on the grant of the restricted stock and the Company will not qualify for any deduction. At the time the restricted stock is no longer subject to a substantial risk of forfeiture, a participant will recognize ordinary compensation income in an amount equal to the excess, if any, of the fair market value of the restricted stock at the time the restriction lapses over the consideration paid for the restricted stock. The holding period to determine whether the participant has long-term or short-term capital gain or loss begins when the restriction period expires, and the tax basis for the shares will generally be the fair market value of the shares on this date.

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A participant may elect under Section 83(b) of the Code, within 30 days of the transfer of the restricted stock, to recognize ordinary compensation income on the date of transfer in an amount equal to the excess, if any, of the fair market value on the date of transfer of the shares of restricted stock, as determined without regard to the restrictions, over the consideration paid for the restricted stock. If a participant makes an election under Section 83(b), the holding period will commence on the day after the date of transfer and the tax basis will equal the fair market value of shares, as determined without regard to the restrictions, on the date of transfer.

On a disposition of the shares, a participant will recognize gain or loss equal to the difference between the amount realized and the tax basis for the shares.

Whether or not the participant makes an election under Section 83(b), the Company generally will qualify for a deduction, subject to certain limitations including the reasonableness of compensation limitation, equal to the amount that is taxable as ordinary income to the participant, in the taxable year in which the income is included in the participant’s gross income. The income recognized by the participant will be subject to applicable withholding tax requirements.

Dividends paid on restricted stock that is subject to a substantial risk of forfeiture generally will be treated as compensation that is taxable as ordinary compensation income to the participant and generally will be deductible by the Company subject to certain limitations including the reasonableness limitation. If, however, the participant makes a Section 83(b) election, the dividends will be treated as dividends and taxable as ordinary income to the participant, but will not be deductible by the Company.

Other Stock-Based Awards. The federal income tax treatment of other stock-based awards will depend on the nature and restrictions applicable to the award.

Certain Awards Deferring or Accelerating the Receipt of Compensation. Section 409A of the Code imposes certain requirements applicable to “nonqualified deferred compensation plans.” If a nonqualified deferred compensation plan subject to Section 409A fails to meet, or is not operated in accordance with, these requirements, then all compensation deferred under the plan may become immediately taxable and additional taxes and interest charges may be imposed. Awards that may be granted under the 2018 Plan may constitute deferred compensation subject to the Section 409A requirements. It is the Company’s intention that any award agreement governing awards subject to Section 409A will comply with these rules, but the Company makes no representation or warranty to that effect.

New Plan Benefits

The benefits that will be awarded or paid in connection with the amendments to the 2018 Plan are not currently determinable. Awards granted under the 2018 Plan are within the discretion of the committee and the committee has not determined any future awards or who might receive them.

Past Participation in the 2018 Plan

As of April 25, 2022, the following stock options have been granted (and not forfeited) under the 2018 Plan: (i) stock options to purchase 75,000 shares to Dr. Aklog and 50,000 shares to Mr. McGrath, (ii) stock options to purchase 175,000 shares to all the Company’s current executive officers as a group, (iii) stock options to purchase 295,000 shares to all the Company’s non-executive directors as a group, and (iv) stock options to purchase 2,708,115 shares to all the Company’s non-executive employees as a group. No stock options have been granted to the Company’s nominees for director, any associates of the Company’s directors, executive officers or nominees for director. No person has received five percent of the stock options issuable under the 2018 Plan.

Required Vote and Recommendation

Approval of the 2018 Plan Proposal requires the affirmative vote of a majority of the issued and outstanding shares of the Company’s common stock, represented in person or by proxy at the meeting and entitled to vote thereon. Accordingly, PAVmed, the owner of a majority of the Company’s common stock, can control the outcome of this proposal. PAVmed indicated it intends to vote in favor of this proposal.

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE 2018 PLAN PROPOSAL.

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THE ESPP PROPOSAL

The ESPP is a benefit that the Company makes broadly available to its employees and employees of certain of its subsidiaries that allows them to purchase shares of the Company’s common stock at a discount. The ESPP was adopted by our Board of Directors on November 9, 2021. At the Annual Meeting, stockholders will be asked to approve the adoption of the ESPP.

The ESPP permits eligible employees to use payroll deductions, and “Cashless Participation” loans from Carver Edison Technology, LLC (“Carver Edison”) or its designated broker-dealer or financial institution, to purchase up to 500,000 shares of the Company’s common stock (subject to an “evergreen” provision) at a discount to the market price. See “Summary of the 2018 Plan” below.

The Company’s executive officers generally are permitted to participate in the ESPP, unless excluded as “highly compensated employees” or otherwise as described below, and therefore they have an interest in this proposal.

The form of the ESPP is attached as Annex B to this proxy statement.

Reasons for the ESPP

The Company believes that the ESPP is an essential tool that helps it compete for talent in the labor markets in which it operates. The Company also believes the ESPP is a crucial element in rewarding and encouraging current employees that promotes stock ownership by employees, and one that aligns their interests with those of the Company’s stockholders.

Therefore, approving the ESPP would be appropriate to help the Company meet the goals of its compensation strategy. The Board believes that the interests of the Company and its stockholders will be advanced if the Company can offer employees the opportunity to acquire or increase their ownership interests in the Company. If the ESPP Proposal is approved, 500,000 shares will immediately become available for issuance under the ESPP and additional shares may become available on January 1st of each calendar year, commencing on January 1, 2022 and continuing through January 1, 2031. In considering its recommendation to seek stockholder approval for the ESPP, the Board considered the Company’s expectation that these shares would be sufficient for continued operation of the ESPP during the life of the foregoing “evergreen” provision.

Approval of the ESPP is required for the ESPP to qualify under Section 423 of the Code.

Summary of the ESPP

The following is summary of the principal features of the ESPP. The summary is qualified in its entirety by reference to the full text of the ESPP, which is set forth in Annex B.

Purpose

The purpose of the ESPP is to encourage and enable eligible employees of the Company and certain of its parents and subsidiaries to acquire property interests us through ownership of the Company’s common stock. The Company believes that employees who participate in the ESPP will have a closer identification with it by virtue of their ability as stockholders to participate in the Company’s growth and earnings.

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General

The ESPP permits eligible employees to use payroll deductions, and “Cashless Participation” loans from Carver Edison or its designated broker-dealer or financial institution, to purchase shares of the Company’s common stock at a discount to the market price.

It is the Company’s intention that, for employees subject to U.S. tax, the ESPP will qualify as an “employee stock purchase plan” within the meaning of Section 423 of the Code. However, the ESPP also authorizes the grant of options that do not qualify under Section 423 of the Code pursuant to “non-423 offerings” under the ESPP. The ESPP is not a qualified pension, profit sharing or stock bonus plan within the meaning of Section 401(a) of the Code. The ESPP is not subject to the provisions of the Employee Retirement Income Security Act of 1974, as amended.

Administration

The ESPP may be administered by the Board or by a committee of the Board. References herein to the “Administrator” are to the Board or such committee, as applicable. Presently, the ESPP is administered by the compensation committee of the Board.

The Administrator has the authority and responsibility for the day-to-day administration of the ESPP, which, to the extent permitted by applicable laws, it may delegate to a sub-committee. Subject to the provisions of the ESPP, the Administrator shall have full authority, in its sole discretion, to take any actions it deems necessary or advisable for the administration of the ESPP, including, but not limited to, interpreting the ESPP and adopting rules and regulations it deems appropriate to implement the ESPP, and making all other decisions relating to the operation of the ESPP.

At the request of the Administrator, we have appointed Carver Edison to provide services to the ESPP.

Offerings of Shares

Offerings of shares under the ESPP occur during “Offering Periods.” An Offering Period is the period established in advance by the Administrator during which payroll deductions are collected to purchase shares under the ESPP. Unless the Administrator determines otherwise, there are two Offering Periods that commence per year, each of approximately 6 months’ duration, with the first beginning on April 1st and the second beginning on October 1st (or the next day after such days that national stock exchanges are open for business).

On the first day of each Offering Period, each participant in the ESPP will automatically be granted an option to purchase as many whole shares of common stock as such participant will be able to purchase with the payroll deduction credited to its account during the Offering Period and with the Cashless Participation loan proceeds if the participant has enrolled in the Cashless Participation loan program. However, no participant will be granted an option to purchase shares in excess of the limits described in “—Limitations on Purchases” below.

Number of Shares Offered

There will be a maximum of 500,000 shares of common stock available for sale to participants under the ESPP. In addition, the number of shares available for issuance under the ESPP will automatically increase on January 1st of each year, for a period of not more than ten years, commencing on January 1, 2023 and ending on (and including) January 1, 2032, in an amount equal to the lesser of (a) 2% of the total number of shares of the Company’s common stock outstanding on December 31st of the preceding calendar year, and (b) 1,000,000 shares. Notwithstanding the foregoing, the Board may act prior to January 1st of a given year to provide that there will be no January 1st increase in the number of shares available for such year or that the increase for such year will be a lesser number of shares of our common stock.

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The shares of common stock to be delivered to participants will be from the Company’s authorized but unissued common stock. If any option granted under the ESPP terminates without having been exercised, the shares not purchased under such option will again become available for issuance. If the number of shares to be purchased at the end of an Offering Period exceeds the total number of shares available under the ESPP, the Administrator will make a pro rata allocation of shares, as determined in the Administrator’s sole discretion.

Upon any reclassification, recapitalization, stock split (including a stock dividend) or reverse stock split, any merger, combination, consolidation, or other reorganization, any spin-off, split-up, or similar extraordinary dividend distribution in respect of the common stock, or any exchange of common stock or other securities of the Company, or any similar, unusual or extraordinary corporate transaction in respect of the common stock, then the Administrator shall equitably and proportionately adjust, among other things, the number and type of securities that thereafter may be made the subject of options (including the specific share limits, maximums and numbers of shares set forth in the ESPP and available under the “evergreen” provision) and the number, amount and type of securities subject to and the purchase price of any outstanding options.

The closing sale price of the Company’s common stock was $2.24 per share on April 25, 2022.

Eligibility

Any person, including any officer, who is employed by the Company or a designated parent or subsidiary of the Company, is eligible to participate in the ESPP. Individuals are not eligible to participate in the ESPP if they provide services as an independent contractor. The Administrator may determine, as to any Offering Period, that the offer will not be extended to highly compensated employees within the meaning of Section 4l4(q) of the Code. As of April 25, 2022, approximately 43 employees, but no executive officers, were eligible to participate in the ESPP.

Enrollment, Contributions and Loans

Eligible employees may participate in the ESPP and the Cashless Participation program by enrolling during an open enrollment period. Eligible employees may enroll by completing the appropriate forms and agreements, as directed by the Company or its designee. Following the end of each Offering Period, each participant will be automatically re-enrolled in the next Offering Period, using the same rate of payroll contributions and Cashless Participation loan amounts in effect during the prior Offering Period, unless the participant requests otherwise, or the participant chooses to withdraw from the ESPP, or the participant’s employment terminates or the participant is otherwise ineligible to participate, in each case, in accordance with the terms of the ESPP.

The amount of payroll deduction that a participant selects must be a whole percentage of at least 1%, but not more than 15% (less any amounts deducted pursuant to an employee stock purchase plan of any of the Company’s parents or subsidiaries), of the participant’s eligible compensation, which includes cash compensation paid through the Company’s or a designated parent or subsidiary’s payroll system for personal services rendered during the course of employment. The aggregate amount of the specified percentage will be deducted from the participant’s paychecks on an after-tax basis in installments each pay period during the term of the Offering Period. Payroll deductions will begin with the first Offering Period following a participant’s enrollment, and will remain in effect for successive Offering Periods until amended or the participant withdraws from, or is no longer eligible for, the ESPP, in each case, in accordance with the terms of the ESPP.

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Under the ESPP, participants may receive an interest free loan to enable them to take full advantage of the ESPP. If a participant elects to participate in the Cashless Participation program, the participant may borrow up to an amount equal to the difference between the participant’s payroll contribution rate and the maximum allowable contribution rate under the ESPP. Pursuant to the Cashless Participation program documents, program participants agree to repay any Cashless Participation loan on the purchase date by selling a portion of the shares of common stock that they acquire on the purchase date. Participation in the Cashless Participation program is available to all eligible employees (except the Company’s executive officers) who contribute at least 1% of their eligible compensation through payroll deduction, unless prohibited by applicable law.

Purchase of Shares

Shares purchased under the ESPP will be purchased at a discounted price equal to 85% of the lower of the fair market value of the Company’s common stock on the first day of the Offering Period or the fair market value of the Company’s common stock on the last day of the Offering Period. The “fair market value” on a given date is the last sales price (in regular trading) of the Company’s common stock as furnished by Nasdaq or any other established stock exchange for the date in question or, if no sales of Common Stock were so furnished on that date, the last such price on the most recent preceding day on which prices were furnished.

Unless a participant withdraws (or is deemed to have withdrawn) from the ESPP, the participant’s option to purchase shares will be exercised automatically on the last day of the Offering Period for the number of whole shares which the sum of the accumulated payroll deductions and borrowings under the Cashless Participation program in the participant’s account at that time will purchase at the applicable purchase price. For participants in the Cashless Participation program, the Cashless Participation loan generally will be repaid at this time through the sale of a portion of the shares purchased under the ESPP.

Limitations on Purchases

Notwithstanding any payroll deductions or Cashless Participation loan amounts, other than in the case of non-423 offerings, participants will not be granted an option to purchase shares of common stock under the ESPP under which the participant’s right to purchase shares under all employee stock purchase plans of the Company, its parents and its subsidiaries accrues at a rate that exceeds $25,000 in fair market value of shares for each calendar year. Additionally, participants will not be granted an option to purchase shares under the ESPP if, immediately after the option is granted, the participant would own or hold options to purchase shares representing five percent or more of the total combined voting power or value of the Company’s common stock or of the common stock of any of its parents or subsidiaries. Furthermore, no participant may purchase more than 25,000 shares of the Company’s common stock on any single purchase date.

Termination of Participation

A participant may withdraw from the ESPP, in whole but not in part, at any time prior to the date specified by the Administrator or, if no such date is specified by the Administrator, ten days before the last trading day of the Offering Period. If a participant withdraws from the ESPP during an Offering Period, the participant’s option will be cancelled and all of the payroll deductions credited to the participant’s account will be paid to the participant as soon as practicable. Withdrawal from the ESPP is irrevocable.

A participant may suspend the participant’s contributions to the ESPP by electing to reduce the participant’s future payroll deductions to zero percent by providing written notice at any time prior to the first day of the last calendar month of the Offering Period. Any contributions deducted from a participant’s payroll prior to such notice will be used to purchase shares at the end of the Offering Period but no further contributions will be made during the balance of the Offering Period.

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If a participant’s employment ends for any reason during an Offering Period, including due to death, the participant’s option will immediately terminate, the participant will be withdrawn from the ESPP and all of the payroll deductions credited to the participant’s account will be refunded.

Non-Transferability

The rights to purchase shares under the ESPP are exercisable only by the participant and are not transferable. If a participant attempts to sell, pledge, assign, or transfer the participant’s options, the options will immediately terminate, and the participant will receive a refund of the amount of payroll deductions then in the participant’s account.

Amendment and Termination of the ESPP

The Board may from time to time amend or terminate the ESPP in any manner it deems necessary or advisable, except that (i) no such action shall adversely affect any then outstanding and vested options under the ESPP unless such action is required to comply with applicable laws; (ii) the Cashless Participation documents may only be amended in accordance with their terms; and (iii) no such action of the Board shall be effective without the approval of our shareholders if such approval is required by applicable laws. If the ESPP is terminated, the payroll deductions in each participant’s account, if any, will be delivered to the participant as soon as reasonably practicable following termination.

Certain Transactions

In the event the Company or its shareholders enter into an agreement to dispose of all or substantially all of the assets or outstanding capital stock of the Company by means of a sale, merger or reorganization in which the Company will not be the surviving corporation (other than a reorganization effected primarily to change the state in which the Company is incorporated, a merger or consolidation with a wholly-owned Subsidiary, or any other transaction in which there is no substantial change in the shareholders of the Company or their relative stock holdings, regardless of whether the Company is the surviving corporation), in the event of a Change in Control (as defined in the ESPP), or in the event the Company is liquidated, then all outstanding options under the ESPP shall automatically be exercised prior to the consummation of such sale, merger, reorganization, Change in Control or liquidation (which will be deemed to be the end of the Offering Period in such case).

Federal Income Tax Consequences

The following discussion of the federal income tax consequences of participation in the ESPP is only a summary of the general rules applicable to the grant and exercise of options under the plan and does not give specific details or cover, among other things, state, local and foreign tax treatment of participation in the plan. The information contained in this section is based on present law and regulations, which are subject to being changed prospectively or retroactively. Because the tax consequences to any participant may depend on his or her particular situation, each participant should consult the participant’s tax adviser regarding the federal, state, local, and other tax consequences of the grant or exercise of a purchase right or the sale or other disposition of common stock acquired under the ESPP.

The ESPP is intended to be an employee stock purchase plan within the meaning of Section 423 of the Code (the “423 component”). The ESPP also authorizes the grant of rights to purchase stock that do not qualify under Section 423 pursuant to non-423 offerings under the ESPP (“non-423 component”). Rights granted under the 423 component of the ESPP are intended to qualify for favorable federal income tax treatment associated with rights granted under an employee stock purchase plan which qualifies under the provisions of Section 423 of the Code. Under an employee stock purchase plan that qualifies under Section 423, a participant will be taxed on amounts withheld for the purchase of shares of our common stock as if such amounts were actually received. Otherwise, under the 423 component of the ESPP, no taxable income will be recognized by a participant, and no deductions will be allowable to the Company, upon either the grant or the exercise of the options. Taxable income will not be recognized until there is a sale or other disposition of the shares acquired under the ESPP or in the event the participant should die while still owning the purchased shares.

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Under the 423 component, if the participant sells or otherwise disposes of the purchased shares within two years after the start date of the offering period in which the shares were acquired or within one year after the actual purchase date of those shares, then the participant generally will recognize ordinary income in the year of sale or disposition equal to the amount by which the fair market value of the shares on the purchase date exceeded the purchase price paid for those shares, and the Company generally will be entitled to an income tax deduction, for the taxable year in which such disposition occurs equal in an amount equal to such excess. The amount of this ordinary income will be added to the participant’s basis in the shares, and any resulting gain or loss recognized upon the sale or disposition will be a capital gain or loss. If the shares have been held for more than one year since the date of purchase, the gain or loss will be long-term.

Under the 423 component, if the participant sells or disposes of the purchased shares more than two years after the start date of the offering period in which the Shares were acquired and more than one year after the actual purchase date of those shares, then the participant generally will recognize ordinary income in the year of sale or disposition equal to the lesser of (a) the amount by which the fair market value of the shares on the sale or disposition date exceeded the purchase price paid for those shares, or (b) an amount equal to the excess of the fair market value of the shares on the date of commencement of such offering period over the purchase price for the right as determined on the start date of that offering period (i.e., 15% of the fair market value of the shares on the start date of that offering period). Any additional gain upon the disposition will be taxed as a long-term capital gain. Alternatively, if the fair market value of the shares on the date of the sale or disposition is less than the purchase price, there will be no ordinary income and any loss recognized will be a long-term capital loss. The Company will not be entitled to an income tax deduction with respect to such disposition.

If the participant still owns the purchased shares at the time of death, the lesser of (i) the amount by which the fair market value of the shares on the date of death exceeds the purchase price or (ii) the excess of the fair market value of the shares on the date of commencement of such offering period over the purchase price for the right as determined on the start date of that offering period (i.e., 15% of the fair market value of the shares on the start date of the offering period in which those shares were acquired) will constitute ordinary income in the year of death.

Under the non-423 component, the excess of the fair market value of the shares on the purchase date over the purchase price will be treated as ordinary income at the time of such purchase. The amount of such ordinary income will be added to the participant’s basis in the shares, and any additional gain or resulting loss recognized on the disposition of the shares after such basis adjustment will be a capital gain or loss. Any capital gain or loss will be short-term or long-term, depending on how long the shares have been held. Further, under the non-423 component, we generally will be entitled to a deduction in the year of purchase equal to the amount of ordinary income realized by a participant as a result of such purchase (subject to the requirement of reasonableness and the satisfaction of tax reporting obligations).

New Plan Benefits

The benefits that will be awarded or paid in connection with the amendments to the ESPP are not currently determinable. Because benefits under the ESPP will depend on employees’ elections to participate and the fair market value of the common stock at various future dates, it is not possible to determine the benefits that will be received by employees if the increase in shares under the ESPP is approved by the Company’s stockholders. Non-employee directors and consultants are not eligible to participate in the ESPP.

Past Participation in the ESPP

As of April 25, 2022, no shares had been issued under the ESPP, including to any executive officers, associates of a non-employee director, or nominees for election as a director or executive officer. The non-employee members of the Board are not eligible to participate in the ESPP.

Required Vote and Recommendation

Approval of the ESPP Proposal requires the affirmative vote of a majority of the issued and outstanding shares of the Company’s common stock, represented in person or by proxy at the meeting and entitled to vote thereon. Accordingly, PAVmed, the owner of a majority of the Company’s common stock, can control the outcome of this proposal. PAVmed indicated it intends to vote in favor of this proposal.

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE ESPP PROPOSAL.

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THE COMMITTED EQUITY FACILITY PROPOSAL

On March 28, 2022, the Company entered into the Purchase Agreement with Cantor, which provides for a $50 million committed equity facility.

Pursuant to the Purchase Agreement, the Company has the right from time to time at its option to sell to Cantor up to $50.0 million in shares of its common stock (the “Shares”), subject to certain conditions and limitations set forth in the Purchase Agreement. While there are distinct differences, the facility is structured similarly to a traditional at-the-market equity facility, insofar as it allows the Company to raise primary equity capital on a periodic basis at prices based on the existing market price.

Pursuant to Nasdaq Listing Rule 5635(d), stockholder approval is required prior to the issuance of securities in a transaction, other than a public offering, involving the sale, issuance or potential issuance by the Company of common stock (or securities convertible into or exercisable for common stock), which equals 20% or more of the common stock or 20% or more of the voting power outstanding before the issuance, at a price less than the lower of: (i) the closing price immediately preceding the signing of the binding agreement, or (ii) the average closing price of the common stock for the five trading days immediately preceding the signing of the binding agreement for the transaction.

In light of this rule, the Purchase Agreement provides that, unless the Company obtains the approval of its stockholders as required by Nasdaq, the Company will not sell, and the Investor will not purchase, any Shares pursuant to the Purchase Agreement, if the aggregate number of shares of common stock issued pursuant to the Purchase Agreement would exceed 7,482,763 shares of common stock (representing 19.99% of the voting power and number of shares of the Company’s common stock issued and outstanding immediately prior to the execution of the Purchase Agreement), unless the Company obtains approval of its stockholders for the sale of shares in excess of such amount.

The Company has not yet sold any Shares to Cantor under the Purchase Agreement. Based on an assumed sale price of $2.46 per share (the closing price of the Company’s common stock as reported on Nasdaq on April 14, 2022), to fully utilize the $50 million available under the facility, the Company would have to issue 20,325,203 shares of common stock to Cantor. Based on an assumed sale price of $1.00 per share, to fully utilize the $50 million available under the facility, to fully utilize the $50 million available under the facility, the Company would have to issue 50,000,000 shares of common stock to Cantor. Such amounts exceed 20% of the Company’s outstanding shares of common stock as of March 28, 2022.

Accordingly, at the Annual Meeting, stockholders will vote on a proposal to approve the issuance of Shares pursuant to the Purchase Agreement, in order to allow the Company to issue a number of Shares greater 7,482,763 shares of common stock.

The Facility

Sales of the Shares to Cantor under the Purchase Agreement, and the timing of any sales, will be determined by the Company from time to time in its sole discretion and will depend on a variety of factors, including, among other things, market conditions, the trading price of the common stock and determinations by the Company regarding the use of proceeds from such sales. The net proceeds from any sales under the Purchase Agreement will depend on the frequency with, and prices at, which the Shares are sold to Cantor. The Company expects to use the proceeds from any sales under the Purchase Agreement for working capital and general corporate purposes.

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Upon the initial satisfaction of the conditions to Cantor’s obligation to purchase Shares set forth in the Purchase Agreement (the “Commencement”), including that a registration statement (the “Resale Registration Statement”) registering the resale by Cantor of the Shares under the Securities Act of 1933, as amended (the “Securities Act”), is declared effective by the Securities and Exchange Commission (the “SEC”) and a final prospectus relating thereto is filed with the SEC, the Company will have the right, but not the obligation, from time to time at its sole discretion until the first day of the month next following the expiration of the 36-month period after the effective date of the Resale Registration Statement, to direct Cantor to purchase Shares as set forth in the Purchase Agreement, by delivering written notice to Cantor prior to the commencement of trading on any trading day, subject to maximum amount as set forth in the Purchase Agreement for each such trading day. The purchase price of the Shares that the Company elects to sell to Cantor pursuant to the Purchase Agreement will be 96% of the volume weighted average price of the shares of common stock during the trading date on which the Company has timely delivered written notice to Cantor directing it to purchase Shares under the Purchase Agreement.

As discussed above, the Company will not sell, and the Investor will not purchase, any Shares pursuant to the Purchase Agreement, if the aggregate number of shares of common stock issued pursuant to the Purchase Agreement would exceed 7,482,763 shares of common stock (representing 19.99% of the voting power and number of shares of the Company’s common stock issued and outstanding immediately prior to the execution of the Purchase Agreement), unless the Company obtains approval of its stockholders for the sale of shares in excess of such amount. In addition, the Company will not sell, and Cantor will not purchase, any Shares pursuant to the Purchase Agreement, which, when aggregated with all other shares of common stock then beneficially owned by the Investor and its affiliates, would result in the beneficial ownership by Cantor and its affiliates of more than 4.99% of the Company’s outstanding voting power or shares of common stock.

In connection with the execution of the Purchase Agreement, the Company paid Cantor $1,000,000 as consideration for its irrevocable commitment to purchase the Shares upon the terms and subject to the satisfaction of the conditions set forth in the Purchase Agreement. In addition, pursuant to the Purchase Agreement, the Company agreed to reimburse Cantor for certain of its expenses. The Company also entered into a Registration Rights Agreement (the “Registration Rights Agreement”) with Cantor. The Purchase Agreement and the Registration Rights Agreement contain customary registration rights, representations, warranties, conditions and indemnification obligations by each party.

The Company has the right to terminate the Purchase Agreement at any time after Commencement, at no cost or penalty, upon three trading days’ prior written notice.

Reasons for Transaction and Effect on Current Stockholders

The Board has determined that the Purchase Agreement with Cantor is in the best interests of the Company and its stockholders because the right to sell shares to Cantor provides the Company with a reliable source of capital and the ability to access that capital when and as needed, which may be used, among other purposes, for the payment of costs and expenses necessary for the commercialization of the Company’s products.

Each additional share of common stock that would be issuable to Cantor would have the same rights and privileges as each share of our currently authorized common stock. The Purchase Agreement does not affect the rights of the holders of outstanding common stock, but the sale of shares to Cantor pursuant to the terms of the Purchase Agreement will have a dilutive effect on the existing stockholders, including the voting power and economic rights of the existing stockholders, and may result in a decline in our stock price or greater price volatility. Based on an assumed sale price of $1.00 per share, to fully utilize the $50 million available under the facility, the Company would have to issue 50,000,000 shares of common stock to Cantor.

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Notwithstanding the foregoing, the Purchase Agreement provides that the Company will not sell, and Cantor will not purchase, any Shares pursuant to the Purchase Agreement, which, when aggregated with all other shares of common stock then beneficially owned by the Investor and its affiliates, would result in the beneficial ownership by Cantor and its affiliates of more than 4.99% of the Company’s outstanding voting power or shares of common stock. Unlike Nasdaq Rule 5635 and the corresponding provisions of the Purchase Agreement, which limit the aggregate number of shares the Company may issue to Cantor, this beneficial ownership limitation limits the number of shares Cantor may beneficially own at any one time. Consequently, the number of shares Cantor may beneficially own in compliance with the beneficial ownership limitation may increase over time as the number of outstanding shares of our common stock increases over time. In addition, Cantor may sell some or all of the shares it purchases under the Purchase Agreement, permitting it to purchase additional shares in compliance with the beneficial ownership limitation. Because of the beneficial ownership limitation, Nasdaq Listing Rule 5635(b), which requires stockholder approval prior to the issuance of securities when the issuance or potential issuance will result in a change of control of the Company, is not implicated. Generally, Nasdaq considers a change of control to have occurred when, as a result of an issuance, an investor would own, or have the right to acquire, 20% or more of our outstanding shares of common stock and such ownership is the largest ownership position.

If the stockholders do not approve this proposal, we will be unable to issue in excess of 7,482,763 Shares pursuant to the Purchase Agreement. In such event, the Company may need to seek alternative sources of financing, which may include additional transactions with Cantor.

Vote Required and Recommendation of the Board of Directors

Approval of the Committed Equity Facility Proposal requires the affirmative vote of a majority of the issued and outstanding shares of the Company’s common stock, represented in person or by proxy at the meeting and entitled to vote thereon. Accordingly, PAVmed, the owner of a majority of the Company’s common stock, can control the outcome of this proposal. PAVmed indicated it intends to vote in favor of this proposal.

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL OF THE COMMITTED EQUITY FACILITY PROPOSAL.

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THE ACCOUNTANT RATIFICATION PROPOSAL

The Board has appointed Marcum to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022. At the Annual Meeting, stockholders will vote on a proposal to ratify this appointment.

Marcum has served as the Company’s independent registered public accounting firm since the fiscal year ended December 31, 2021. While stockholder ratification of the Board’s decision to retain Marcum is not required by the Company’s bylaws or otherwise, the Board has chosen to submit that selection to the Company’s stockholders for ratification. If the Company’s stockholders fail to ratify the selection, the Board may, but is not required to, reconsider whether to retain that firm. Additionally, even if the selection is ratified, the Board may in its discretion direct the appointment of a different independent registered public accounting firm at any time during the fiscal year, if it determines that such a change would be in the best interests of the Company and its stockholders.

Marcum has advised the Company that the firm is independent with respect to the Company and its subsidiaries. The Company expects that representatives of Marcum will be present at the Annual Meeting to make statements and to respond to appropriate questions from the Company’s stockholders.

Independent Registered Public Accounting Firm’s Fees and Services

The following table sets forth the fees billed for or in the years ended December 31, 2021 and 2020 by Marcum, the Company’s principal accountant.

	Year Ended December 31,
	2021	2020
Marcum LLP
Audit Fees (1)	$329,000	$77,250
Audit-Related Fees (2)	—	—
Tax Fees(3)	—	—
All Other Fees	—	—
Total Fees	$329,000	$77,250

(1)	Audit fees consist of fees billed for professional services by the Company’s independent registered public accounting firm for audits and quarterly reviews of the Company’s consolidated financial statements during the year ended December 31, 2021 and for services that are normally provided by the accounting firm in connection with statutory and regulatory filings or engagements for those fiscal years, including the issuance of consents in connection with registration statement filings with the SEC and comfort letters in connection with securities offerings.

(2)	Audit related fees represent the aggregate fees billed for assurance and related professional services rendered by the Company’s independent registered public accounting firm that are reasonably related to the performance of the audit or review of the Company’s financial statements and are not reported under “Audit Fees.”

(3)	Tax fees represent the aggregate fees billed for professional services rendered by the Company’s independent registered public accounting firm for tax compliance, tax advice, and tax planning services.

The aggregate fees included in Audit Fees are those billed for the fiscal year. The aggregate fees included in the Audit-Related Fees and Tax Fees are those fees billed in the fiscal year.

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Pre-Approval Policies and Procedures

The audit committee of the Board has adopted policies and procedures for the pre-approval of audit and non-audit services for the purpose of maintaining the independence of the Company’s independent auditor. The Company may not engage its independent auditor to render any audit or non-audit service unless either the service is approved in advance by the audit committee, or the engagement to render service is entered into pursuant to the audit committee’s pre-approval policies and procedures. All accountant services and fees noted above were either approved in advance by the audit committee or rendered pursuant to such pre-approval policies and procedures.

Required Vote and Recommendation

Approval of the Accountant Ratification Proposal requires the affirmative vote of a majority of the issued and outstanding shares of the Company’s common stock, represented in person or by proxy at the meeting and entitled to vote thereon. Accordingly, PAVmed, the owner of a majority of the Company’s common stock, can control the outcome of this proposal. PAVmed indicated it intends to vote in favor of this proposal.

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF MARCUM LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

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DESCRIPTION OF COMMON STOCK

The Company is authorized to issue 100,000,000 shares of common stock, par value $.001, and 20,000,000 shares of preferred stock, par value $.001.

Common Stock

Holders of the Company’s common stock are entitled to one vote for each share held of record on all matters to be voted on by stockholders. There is no cumulative voting with respect to the election of directors, with the result that the holders of more than 50% of the shares voted for the election of directors can elect all of the directors. Subject to any preferential dividend rights of any outstanding shares of preferred stock, holders of common stock are entitled to receive dividends, if declared by the Board, out of funds that the Company may legally use to pay dividends. If the Company liquidates or dissolves, holders of common stock are entitled to share ratably in the Company’s assets once the Company’s debts and any liquidation preference owed to any then-outstanding preferred stockholders are paid. The Company’s common stockholders have no conversion, preemptive or other subscription rights, and no liquidation preference, and there are no sinking fund or redemption provisions applicable to the common stock. All shares of common stock that are outstanding are fully-paid and non-assessable.

Preferred Stock

The Board has the authority, without further action by the Company’s stockholders, to issue shares of preferred stock in one or more series and to fix the rights, preferences, privileges, and restrictions thereof. These rights, preferences and privileges could include dividend rights, conversion rights, voting rights, terms of redemption, liquidation preferences, and sinking fund terms, any or all of which may be greater than the rights of common stock. The issuance of preferred stock could adversely affect the voting power of holders of common stock and the likelihood that such holders will receive dividend payments and payments upon the Company’s liquidation. In addition, the issuance of preferred stock could have the effect of delaying, deferring or preventing a change in control of our company or other corporate action.

Dividends

The Company not paid any cash dividends on its shares of common stock to date. The payment of cash dividends in the future will be dependent upon the Company’s revenues and earnings, if any, capital requirements and general financial condition and will be within the discretion of the Board. It is the present intention of the Board to retain all earnings, if any, for use in the Company’s business operations and, accordingly, the Board does not anticipate declaring any dividends in the foreseeable future.

Listing of our Common Stock

The Company’s common stock is approved for trading on the Nasdaq Global Market under the symbol LUCD.

Anti-Takeover Provisions

Some provisions of Delaware law, the Company’s amended and restated certificate of incorporation and the Company’s amended and restated by-laws contain provisions that could make it more difficult to acquire the Company by means of a tender offer or a proxy contest or otherwise, or to remove the Company’s incumbent officers and directors.

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These provisions of Delaware law, the Company’s amended and restated certificate of incorporation and the Company’s amended and restated by-laws could have the effect of preventing changes in the composition of the Board and management. These provisions may also have the effect of discouraging others from attempting hostile takeovers and, as a consequence, they may also inhibit temporary fluctuations in the market price of the Company’s common stock that often result from actual or rumored hostile takeover attempts. It is possible that these provisions could make it more difficult to accomplish or could deter transactions that stockholders may otherwise consider to be in their best interest or in the Company’s best interests, including transactions which provide for payment of a premium over the market price for the Company’s shares.

These provisions are intended to discourage coercive takeover practices and inadequate takeover bids. These provisions are also designed to encourage persons seeking to acquire control of the Company to first negotiate with the Board. The Company believes that the benefits of the increased protection of its potential ability to negotiate with the proponent of an unfriendly or unsolicited proposal to acquire or restructure the Company outweigh the disadvantages of discouraging these proposals because negotiation of these proposals could result in an improvement of their terms.

Delaware Anti-Takeover Statute

The Company is subject to Section 203 of the DGCL, which prohibits persons deemed to be “interested stockholders” from engaging in a “business combination” with a publicly held Delaware corporation for three years following the date these persons become interested stockholders unless the business combination is, or the transaction in which the person became an interested stockholder was, approved in a prescribed manner or another prescribed exception applies. Generally, an “interested stockholder” is a person who, together with affiliates and associates, owns, or within three years prior to the determination of interested stockholder status did own, 15% or more of a corporation’s voting stock. Generally, a “business combination” includes a merger, asset or stock sale, or other transaction resulting in a financial benefit to the interested stockholder. The existence of this provision may have an anti-takeover effect with respect to transactions not approved in advance by the Board. A Delaware corporation may “opt out” of these provisions with an express provision in its original certificate of incorporation or an express provision in its certificate of incorporation or by-laws resulting from a stockholders’ amendment approved by at least a majority of the outstanding voting shares. The Company has not opted out of these provisions. As a result, mergers or other takeover or change in control attempts of the Company may be discouraged or prevented.

Undesignated Preferred Stock

The ability of the Board, without action by the stockholders, to issue undesignated shares of preferred stock with voting or other rights or preferences as designated by the Board could impede the success of any attempt to change control of the Company. These and other provisions may have the effect of deferring hostile takeovers or delaying changes in control or management of the Company.

Authorized Common Stock

The Company’s authorized but unissued shares of common stock will be available for future issuance without stockholder approval. These additional shares may be utilized for a variety of corporate purposes, including future public offerings to raise additional capital and corporate acquisitions. The existence of authorized but unissued shares of common stock could render more difficult or discourage an attempt to obtain control of a majority of the Company’s common stock by means of a proxy contest, tender offer, merger or otherwise.

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Classified Board of Directors

The Board is divided into three classes. The number of directors in each class will be as nearly equal as possible. Directors elected to succeed those directors whose terms expire shall be elected for a term of office to expire at the third succeeding annual meeting of stockholders after their election. The existence of a classified board may extend the time required to make any change in control of the Board when compared to a corporation with an unclassified board. It may take two annual meetings for stockholders to effect a change in control of the Board, because in general less than a majority of the members of the Board will be elected at a given annual meeting. Because the Board is classified and the Company’s certificate of incorporation does not otherwise provide, under Delaware law, the Company’s directors may only be removed for cause.

Vacancies on the Board

The Company’s amended and restated certificate of incorporation and amended and restated by-laws provide that any vacancy occurring on the Board, including by reason of removal of a director, and any newly created directorship may be filled only by a majority of the remaining directors in office. This system of appointing directors may discourage a third party from making a tender offer or otherwise attempting to obtain control of the Company, because it generally makes it more difficult for stockholders to replace a majority of the directors.

Advance Notice Requirements for Stockholder Proposals and Director Nominations

The Company’s amended and restated by-laws provide advance notice procedures for stockholders seeking to bring business before the Company’s annual meeting of stockholders, or to nominate candidates for election as directors at any meeting of stockholders. The Company’s amended and restated by-laws also will specify certain requirements regarding the form and content of a stockholder’s notice. These provisions may preclude stockholders from bringing matters before the Company’s annual meeting of stockholders or from making nominations for directors at the Company’s meetings of stockholders.

No Cumulative Voting; Special Meeting of Stockholders

Stockholders will not be permitted to cumulate their votes for the election of directors. Furthermore, special meetings of stockholders may be called only by Chief Executive Officer, our President, our board of directors, or a majority of our stockholders.

Exclusive Forum Selection

The Company’s amended and restated certificate of incorporation requires, to the fullest extent permitted by law, subject to limited exceptions, that derivative actions brought in the Company’s name, actions against directors, officers and employees for breach of fiduciary duty and other similar actions may be brought only in the Court of Chancery in the State of Delaware and, if brought outside of Delaware, the stockholder bringing the suit will be deemed to have consented to service of process on such stockholder’s counsel in any action brought to enforce the exclusive forum provision. Any person or entity purchasing or otherwise acquiring any interest in shares of the Company’s capital stock shall be deemed to have notice of and consented to the forum provisions in the Company’s amended and restated certificate of incorporation.

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Notwithstanding the foregoing, Section 27 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), creates exclusive federal jurisdiction over all suits brought to enforce any duty or liability created by the Exchange Act or the rules and regulations thereunder. In addition, Section 22 of the Securities Act creates concurrent jurisdiction for federal and state courts over all suits brought to enforce any duty or liability created by the Securities Act or the rules and regulations thereunder. As a result, the exclusive forum provision provides that the Court of Chancery and the federal district court for the District of Delaware will have concurrent jurisdiction over any action arising under the Securities Act or the rules and regulations thereunder, and the exclusive forum provision will not apply to suits brought to enforce any duty or liability created by the Exchange Act or the rules and regulations thereunder or any other claim for which the federal courts have exclusive jurisdiction. To the extent the exclusive forum provision restricts the courts in which the Company’s stockholders may bring claims arising under the Securities Act and the rules and regulations thereunder, there is uncertainty as to whether a court would enforce such provision. Investors cannot waive compliance with the federal securities laws and the rules and regulations promulgated thereunder.

Although the Company believes this provision benefits the Company by providing increased consistency in the application of Delaware law in the types of lawsuits to which it applies, a court may determine that this provision is unenforceable, and to the extent it is enforceable, the provision may have the effect of discouraging lawsuits against our directors and officers and increasing the cost to stockholders of bringing such lawsuits.

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DIRECTORS, EXECUTIVE OFFICERS AND CORPORATE GOVERNANCE

Directors and Executive Officers

The following table sets forth the name, age and position of each of the Company’s executive officers and directors immediately after the Annual Meeting, assuming the election of the management’s nominees at the Annual Meeting.

Name	Age	Position
Lishan Aklog, M.D.	56	Chairman and Chief Executive Officer
Dennis M. McGrath	65	Chief Financial Officer and Corporate Secretary
Shaun M. O’Neil	40	Chief Operating Officer
Stanley N. Lapidus	73	Vice Chairman and Director
Aster Angagaw	59	Director
James L. Cox, M.D.	79	Director
Jacque J. Sokolov, M.D.	67	Director
Ronald M. Sparks	67	Director

Executive Officers

Lishan Aklog, M.D. has served as the Company’s Chairman and Chief Executive Officer since the consummation of the Company’s initial public offering. He served as the Company’s Executive Chairman from the Company’s inception until such time. Dr. Aklog co-founded and has served as Chairman and Chief Executive Officer of the Company’s parent, PAVmed (Nasdaq: PAVM), since its inception in June 2014, and as Executive Chairman of its two other majority-owned subsidiaries, Solys Diagnostics Inc. and Veris Health Inc., since their inceptions in October 2019 and May 2021, respectively. He also has served as a co-founding Partner of both Pavilion Holdings Group (PHG), a medical device holding company, since its inception in 2007 and Pavilion Medical Innovations, a venture-backed medical device incubator, since its inception in 2009. He has served on the Board of Directors and the Audit Committee of Contrafect Inc. (Nasdaq: CFRX) since June 2020, and on the Board of Directors of the Advanced Medical Technology Association (AdvaMed), the world’s leading medical technology trade association since February 2021. He previously served on the Board of Directors and as Chair of the Audit Committee of Viveon Health Acquisition Corp. (NYSE: VHAQ) from September 2020 to April 2021, and as Chairman and Chief Technology Officer of Vortex Medical Inc., a PHG portfolio company, from its inception in 2008 until it was acquired by AngioDynamics Inc. (Nasdaq: ANGO) in October 2012. Dr. Aklog has served as a consultant to numerous medical technology companies including Biomet Inc., now Zimmer Biomet (NYSE: ZBH), from 2009 to 2017, AngioDynamics, from 2012 to 2016, Edward Lifesciences Corp. (NYSE: EW), from 2007 to 2012, On-X Life Technologies Inc., now CryoLife Inc. (NYSE: CRY), from 2009 to 2012 and Atricure Inc. (Nasdaq: ATRC) from 2007 to 2016. He also previously served on the Scientific Advisory Boards of numerous leading medical device companies, including Medtronic Inc. (NYSE: MDT), St. Jude Medical Inc., now Abbott Laboratories (NYSE: ABT), Guidant Cardiac Surgery, now, Getinge AB, and Cardiovations, then, a division of Johnson & Johnson (NYSE: JNJ). Dr. Aklog is an inventor on 35 issued patents and dozens of patent applications, including the patents of Vortex Medical’s AngioVac system and the majority of the PAVmed’s products. His patents have been honored by the Boston Museum of Science and the Boston Patent Lawyers Association. Prior to transitioning to a full-time career as an entrepreneur and executive in the life sciences industry in 2012, Dr. Aklog had a distinguished academic and clinical career as a technological innovator in cardiac surgery serving as Associate Professor of Surgery, Chief of Cardiovascular Surgery and Chair of The Cardiovascular Center at St. Joseph’s Hospital and Medical Center’s Heart and Lung Institute in Phoenix, Arizona from 2006 to 2012, Assistant Professor of Cardiothoracic Surgery, Associate Chief of Cardiac Surgery, Director of Minimally Invasive Cardiac Surgery, Surgical Director of the Cardiothoracic Intensive Care Unit, and Associate Director of the Thoracic Surgery Residency Program at Mount Sinai Medical Center in New York, from 2006 to 2012, and Assistant Professor of Surgery at Harvard Medical School, Director of the Cardiac Surgery Research Laboratory and an attending cardiac surgeon at Brigham and Women’s Hospital in Boston from 1999 to 2002. Dr. Aklog received his clinical training in general and cardiothoracic surgery at Brigham and Women’s Hospital and Boston Children’s Hospital, during which he spent two years as the Medtronic Research Fellow at Harvard Medical School’s Cardiac Surgery Research Laboratory. He was awarded the American Association of Thoracic Surgery Traveling Fellowship pursuant to which he received advanced training in heart valve surgery under renowned cardiac surgeons Sir Magdi Yacoub at Harefield Hospital in London and Professor Alain Carpentier at L’Hopital Broussais in Paris. Dr. Aklog is a co-author on 38 peer-reviewed articles and 10 book chapters and has served on the Editorial Board of the Journal of Cardiothoracic Surgery since 2006. He is a member of numerous professional societies and was elected to the American Association of Thoracic Surgery in 2011. He served on the Board of Directors of the International Society for Minimally Invasive Cardiothoracic Surgery from 2006 to 2009 and as President of the 21st Century Cardiothoracic Surgery Society in 2011. Dr. Aklog was recognized as one the Top Healthcare Technology CEOs of 2021 by Healthcare Technology Report and as one of America’s Top Doctors in the Castle Connolly Guide from 2002 to 2013. He serves as Chairman of the Board of Boston ECG Project Charitable Foundation, and on the International Board of Directors and New York Executive Committee of Human Rights Watch. Dr. Aklog received his A.B. degree, magna cum laude, in Physics from Harvard University, where he was elected to Phi Beta Kappa and his M.D. degree, cum laude with a dissertation in the field of molecular genetics, from Harvard Medical School. The Company believes Dr. Aklog is well-qualified to serve on the Board due to his extensive experience in founding and building medical device companies, his distinguished career as an academic cardiac surgeon, his recognition as a thought leader and innovator both as a surgeon and a medical device entrepreneur and his widespread relationships in the healthcare and medical device communities.

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Dennis M. McGrath has served as the Company’s Chief Financial Officer since its inception. Until the consummation of the Company’s initial public offering, he served as a director of the Company. Mr. McGrath also has served as President of the Company’s parent, PAVmed (Nasdaq: PAVM), since March 2019 (having served as Executive Vice President from March 2017 to March 2019), as PAVmed’s Chief Financial Officer since March 2017, and as a member of the Board of Directors of one of its other majority-owned subsidiaries, Veris Health Inc., since its inception in May 2021. Previously, from 2000 to 2017 Mr. McGrath served in several senior level positions of PhotoMedex, Inc. (then Nasdaq: PHMD, now Nasdaq: FCRE), a global manufacturer and distributor of medical device equipment and services, including from 2011 to 2017 as director, President, and Chief Financial Officer. Prior to PhotoMedex’s reverse merger with Radiancy, Inc in December 2011, he also served as Chief Executive Officer from 2009 to 2011 and served as Vice President of Finance and Chief Financial Officer from 2000 to 2009. He received honors as a P.A.C.T. (Philadelphia Alliance for Capital and Technology) finalist for the 2011 Investment Deal of the Year, award winner for the SmartCEO Magazine 2012 CEO of the Year for Turnaround Company, and finalist for the Ernst & Young 2013 Entrepreneur of the Year. He has extensive experience in mergers and acquisitions, both domestically and internationally, and particularly involving public company acquisitions, including Surgical Laser Technologies, Inc, (formerly, Nasdaq: SLTI), ProCyte Corporation (formerly, Nasdaq: PRCY), LCA Vision, Inc. (formerly, Nasdaq: LCAV) and Think New Ideas, Inc. (formerly, Nasdaq: THNK). Prior to PhotoMedex, he served in several senior level positions of AnswerThink Consulting Group, Inc. (then, Nasdaq: ANSR, now, The Hackett Group, Nasdaq: HCKT), a business consulting and technology integration company, including from 1999 to 2000 as Chief Operating Officer of the Internet Practice, the largest division of AnswerThink Consulting Group, Inc., while concurrently during the merger of the companies, serving as the acting Chief Financial Officer of Think New Ideas, Inc. (then, Nasdaq: THNK, now, Nasdaq: HCKT), an interactive marketing services and business solutions company. Mr. McGrath also served from 1996 until 1999 as Chief Financial Officer, Executive Vice President, and director of TriSpan, Inc., an internet commerce solutions and technology consulting company, which was acquired by AnswerThink Consulting Group, Inc. in 1999. During his tenure at Arthur Andersen & Co., where he began his career, he became a Certified Public Accountant in 1981 and he holds a B.S., maxima cum laude, in accounting from LaSalle University. In addition to continuing as a director of PhotoMedex (now Gadsden Properties, Inc., Nasdaq: GADS), he serves as the audit chair, compensation chair, and a director of several medical device companies, including DarioHealth Corp. (Nasdaq: DRIO), Cagent Vascular, LLC and BioVector, Inc. Formerly from 2007 to 2009, Mr. McGrath served as a director of Embrella Cardiovascular, Inc. (sold to Edwards Lifesciences Corporation, NYSE: EW). He also serves on the Board of Visitors for Taylor University and as Chairman of the Board of Trustees of Manor College.

Shaun M. O’Neil has served as the Company’s Executive Vice President and Chief Operating Officer since March 2022. Previously, from July 2018 to March 2022, he served as the Company’s Chief Commercial Officer, where he oversaw the build out of the commercial operations, including sales strategy, market access, clinical support, and national marketing activities. Additionally, Mr. O’Neil was responsible for the negotiation and integration of the acquisition of certain key assets from PacificDx (subsidiary of ResearchDx), a CLIA/CAP certified lab operator, which formed the foundation of the Company’s own laboratory, known as LucidDx Labs. Mr. O’Neil also has served as Executive Vice President and Chief Operating Officer of the Company’s parent, PAVmed (Nasdaq: PAVM), since February 2022. Previously, from July 2018 to February 2022, he served as Chief Commercial Officer and Executive Vice President of Business Development of PAVmed. From June 2011 to June 2018, Mr. O’Neil served in various positions at Angiodynamics (Nasdaq: ANGO). From June 2011 to May 2013, he served as a Product Manager for the Peripheral Vascular Division, overseeing the Thrombus Management portfolio and the marketing lead on the acquisition of Vortex Medical. From May 2013 to June 2014, he served as a Senior Product Manager, Peripheral Vascular and previously serving in a sales leadership role as a Regional Business Manager from June 2014 to July 2018. During his tenure at Angiodynamics, Mr. O’Neil held increasing levels of responsibility, lead due diligence on multiple acquisition targets, managed both up and downstream marketing activities, managed a national team of clinical specialists and a sales team focused on selling to multiple clinical targets, including Interventional Radiology, Interventional Cardiology, Vascular Surgery, and Cardiothoracic Surgery. He was instrumental in launching the AngioVac system which has become the standard of care for minimally invasive removal of undesirable intravascular material from the right side of the heart. From October 2005 to July 2011, Mr. O’Neil held various roles at Aycan Medical Systems where he was responsible for launching multiple novel proprietary solutions, including a vendor neutral DICOM archive and apple based medical imaging post processing station that included multi-modality post-processing workstations with specific focus in Mammography, Nuclear Medicine, Oncology, Vascular Surgery (AAA planning), Dynamic MRI/CT, that included Teleradiology and Dictation services. Mr. O’Neil received his bachelor’s in business administration from Alfred University and master of business administration from Rochester Institute of Technology.

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Directors

In addition to Dr. Aklog, the following individuals will serve as directors of the Company immediately after the Annual Meeting, assuming the election of the management’s nominees at the Annual Meeting.

Stanley N. Lapidus has served as the Company’s lead Strategic Advisor since June 2020 and as the Company’s Vice-Chairman and a member of the Board since July 2021. Mr. Lapidus is a medical diagnostics pioneer and prominent medical technology advisor who brings more than three decades of experience founding, leading, and advising breakthrough diagnostic companies. He founded and led two noteworthy cancer early detection startup companies, Exact Sciences Corp. (Nasdaq: EXAS) and Cytyc Corp. (Nasdaq: CYTC, acquired by Hologic, Nasdaq: HOLX). Cytyc revolutionized early detection in cervical cancer, preventing countless deaths through its ThinPrep pap test which he invented. Exact Sciences, whose Cologuard test revolutionized early detection in colon cancer, became the fastest growing start-up medical diagnostics company in the history of the industry. Mr. Lapidus serves as Chairman of the boards of directors of Binx Health, a provider of point-of-care diagnostics tests, since January 2018 and Mirvie, a maternal-fetal health diagnostic company, since June 2018. He serves as a member of the boards of directors of Glympse Bio, a biotechnology company which uses bioengineered sensors to track disease activity since September 2018 and he serves on the board of PathAI, an AI-based pathology company, since November 2017. He currently serves as Chairman of Mercy Bioanalytics, a company developing early detection tests for cancer based on exosomes and serves as a director of Droplet Biosciences, a company developing technology for detecting early recurrence of cancer. He has served as an Executive-in-Residence at the University of Colorado Anschutz Medical Campus since November 2017, and as a Co-Founding Pillar of Pillar VC since March 2016. Mr. Lapidus previously served as co-founder, President and Chief Executive Officer of SynapDx, a diagnostic company focused on laboratory tests for autism, from June 2009 to December 2016, and Helicos BioSciences Corp., a DNA sequencing company, from 2003 to 2010. He founded Exact Sciences and served as President & Chief Executive Officer and then Chairman from 1995 to 2006. He founded Cytyc Corp. and served as President from 1987 to 1994. Mr. Lapidus received his B.S. in Electrical Engineering from the Cooper Union in New York City. He served as an instructor at the Massachusetts Institute of Technology from 2002 to 2017, was elected as a Fellow of the American Institute of Medical and Biological Engineering in 2014 and is an inventor on 37 US patents. The original prototypes of his ThinPrep invention are part of the collection of historically significant objects at the Smithsonian’s National Museum of American History. The Company believes Mr. Lapidus is well-qualified to serve on the Board due to his extensive experience in founding and building diagnostic companies, his recognition as a thought leader and innovator as a diagnostic and medical device entrepreneur and his widespread relationships in the healthcare and diagnostic communities.

Aster Angagaw has served as a member of the Board since July 2021. Ms. Angagaw is an accomplished global executive with decades of experience as a senior executive and public company director. Since January 2022, Ms. Angagaw has served as Vice President, Head of Commercial and Public Sectors as well as Strategic Customers for Amazon Business. She also has served as a member of the Board of Directors of Owens & Minor Inc. (NYSE: OMI), a leading healthcare logistics company providing vital supply chain services to healthcare providers and manufacturers of healthcare products, from disposable medical supplies to devices and implants, since March 2021. She served as President of ServiceMaster Brands, the system-wide $2.6 billion revenue franchise services division of ServiceMaster Global Holdings Inc. (NYSE: SERV), a leading provider of essential services to residential and commercial customers, from May 2019 until its acquisition by Roark Capital in October 2020. From 1995 to June 2018, Ms. Angagaw served in a series of senior executive roles at Sodexo SA (Euronext: SW), a Paris-headquartered multinational diversified services company with 440,000 employees and over $20 billion in revenue, during which she had a noteworthy record of accomplishment in operations, strategy and business development, organizational transformation, and customer retention. She rose to become Chief Executive Officer, Healthcare North America, overseeing 6,000 employees providing food service as well as facilities and clinical technology management to top-rated hospitals and children’s oncology centers in the US and Canada. Notable prior roles at Sodexo included serving as a member of its Healthcare Global Executive Committee, Senior Vice President, Global Head of Sales and Business Development, responsible for directing business development and creating a unified global sales organization for the global Healthcare segment, and Group Vice President for Global Transformation, where she helped lead a transition from country-specific business units to a unified global model. Ms. Angagaw has received numerous honors and has been named multiple times to Black Enterprise magazine’s list of the Most Influential black Executives in Corporate America and Most Powerful Women in Business and Savoy magazine’s list of the Top Influential Women in Corporate America. She also received the Diversity Leadership Council’s Leadership Excellence Award. In 2020, Ms. Angagaw was awarded the distinguished 400 Award from 400 years of African American History Commission. Ms. Angagaw received her bachelor’s degree in Organizational Management from Eastern University in Pennsylvania and an M.B.A from Temple University. She also a graduate of the Harvard Business School Advanced Management Program. The Company believes Ms. Angagaw is well-qualified to serve on the Board of Directors due to her executive leadership, her global experience in the healthcare sector, transformational management of larger organizations, and her financial acumen.

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James L. Cox, M.D. has served as a member of the Board since the Company’s inception. Dr. Cox also has served as a member of the Board of Directors of the Company’s parent, PAVmed (Nasdaq: PAVM), since January 2015. Dr. Cox is a cardiac surgeon, scientific investigator and medical device entrepreneur who pioneered the field of surgical intervention for cardiac arrhythmias, including the eponymous Cox-Maze procedure for the treatment of atrial fibrillation. He has served as Surgical Director of the Center for Heart Rhythm Disorders at the Bluhm Cardiovascular Institute since January 2017, and Professor of Surgery at the Feinberg School of Medicine at Northwestern University since September 2018 (having served as Visiting Professor of Surgery since January 2017. From 1983 to 1997, Dr. Cox served as Professor of Surgery and Chief of the Division of Cardiothoracic Surgery at Washington University School of Medicine and Cardiothoracic Surgeon-in-Chief at Barnes Hospital in St. Louis. During this tenure, he became the first Evarts A. Graham Professor of Surgery and Vice-Chair of the Department of Surgery. From 2005 to December 2016, Dr. Cox was the Emeritus Evarts A. Graham Professor of Surgery at Washington University in St. Louis. Dr. Cox was also previously Professor and Chairman of the Department of Thoracic and Cardiovascular Surgery at Georgetown University Medical Center and Associate Professor of Surgery at Duke University Medical Center. Dr. Cox has had a distinguished and highly productive academic career. He has published over 380 peer-reviewed scientific articles and has served on the editorial boards of numerous journals, including Circulation, the Journal of Thoracic and Cardiovascular Surgery, the Annals of Surgery, and the Journal of Electrophysiology. His laboratory has received continuous NIH funding for its research on the surgical treatment of cardiac arrhythmias. Dr. Cox has served in leadership positions at numerous professional organizations. He was the 81st President of the American Association of Thoracic Surgery and a director of the American Board of Thoracic Surgery. He has been invited to lecture and perform surgery as a visiting professor at hundreds of institutions around the world. He has received numerous awards and honors for his clinical and scientific work, most notably as one of 30 “Pioneers in Thoracic and Cardiovascular Surgery” at a ceremony commemorating the 50th anniversary of the specialty. He is the only person to ever receive the Distinguished Scientist Awards from the Heart Rhythm Society, the Society of Thoracic Surgeons, and the American Society for Thoracic Surgery. He was the 2020 recipient of the American College of Surgeons’ Jacobson Innovation Award. Dr. Cox holds over 30 issued patents. He has been instrumental in the development of six medical device companies, including Epicor Medical, which was acquired by St. Jude Medical in 2004 for $200 million, and 3F Therapeutics (co-founder and board member), which was acquired in 2006 by ATS Medical for $40 million, ATS Medical (Medical Director), which was acquired by Medtronic in 2010 for $370 million, and Harpoon Medical (board member), which was acquired by Edwards LifeSciences in 2017 for $250 million. Dr. Cox has served on numerous scientific advisory boards, including Medtronic, St. Jude Medical, Atricure, SentreHEART and CorMatrix, and has served on the Board of Directors of 5 different companies. He is also the Founder and Chairman of the Board of Directors of the World Heart Foundation, a not-for-profit organization devoted to improving access to cardiac surgery, which was active in over 75 developing countries around the world from 2000 to 2012. Dr. Cox received his general and cardiothoracic surgical training at Duke University School of Medicine, during which time he spent two years in the U.S. Army Medical Corps. Dr. Cox received his M.D. from the University of Tennessee, where he received the Alpha Omega Alpha Distinguished Graduate Award as the outstanding student in his class. The Company believes Dr. Cox is well-qualified to serve on the Board of Directors due to his distinguished career as a world-renowned cardiac surgeon and scientific investigator, his recognition as a thought leader and innovator both as a surgeon and medical device entrepreneur, his extensive experience in the medical device industry and his widespread relationships in all segments of the healthcare community.

Jacque J. Sokolov, M.D. has served as a member of the Board since April 2021. He co-founded and has served Chairman and Chief executive Officer of SSB Solutions, Inc., a diversified healthcare management, development, and financial services company, since its inception in 1997. Following his formal training as an academic cardiologist, Dr. Sokolov has had the opportunity to serve as board director, corporate officer, and advisor, in multiple healthcare sectors including health plans, large employers, hospitals and hospital systems, physician practice management organizations, group practices, clinically integrated and accountable care organizations (CIOs/ACOs), life sciences companies, as well as private equity and venture capital firms. He started his career as Vice President for Healthcare and Chief Medical Officer for Southern California Edison Corporation (NYSE: EIX). Dr. Sokolov currently serves or has served in multiple board capacities for public and private companies, including Hospira (NYSE: HSP), MedCath (Nasdaq: MDTH), and PhyAmerica (NYSE: ERDR), Veterans Accountable Care Group (VACG), GlobalMed, SMG Holding Company, MyHealthDirect, NeuLife Neurological Services LLC (NeuLife), IntelaTrak, PCA Holdings, Calviri and SSB Solutions/HCDG, as well as non-profit organizations, including Phoenix Children’s Hospital, The Health Futures Council at ASU, The National Health Foundation, the American College of Medical Quality, the National Fund for Medical Education, the National Business Group on Health and the White House Health Project. The Company believes Dr. Sokolov is well-qualified to serve on the Board of Directors due to is to his distinguished career in multiple healthcare sectors, his recognition as a thought leader in healthcare delivery, regulatory compliance, and quality. He has worked with over one hundred healthcare companies to develop value-based solutions in evolving markets including multiple health insurance plans, physician organizations, and government entities.

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Ronald M. Sparks has served as a member of the Board since October 2021. He also has served as a member of the board of directors of the Company’s parent, PAVmed (Nasdaq: PAVM), since January 2015. Mr. Sparks has more than 42 years of executive experience in the medical device industry and has launched over 50 products across a wide spectrum of specialties, including orthopedics, endoscopy, wound management, cardiology, interventional radiology, diagnostic imaging, ophthalmology, and otology. From 2007 to October 2013, he served as a Healthcare Industry Executive at Avista Capital Partners, a private equity firm. Mr. Sparks served as Chairman and Chief Executive Officer of Navilyst Medical Inc., which was formed by Avista Capital to acquire the fluid management and venous access business units of Boston Scientific, from its inception in 2008 until its acquisition in May 2012 by AngioDynamics for $372.0 million. From 2003 to 2007, he served as President, Chief Executive Officer, and a director of Accellent, a market-leading provider of outsourced precision manufacturing and engineering services to the medical device industry. Accellent was a portfolio company of DLJ Merchant Banking Partners and was acquired in 2005 by KKR and Bain Capital. During his tenure at Accellent, he was recognized as the Credit Suisse/DLJ Merchant Bank 2005 CEO of The Year. From 1986 to 2003, he served in various leadership roles at Smith & Nephew as a member of the Group Executive Committee, President of the Endoscopy Division, President of the Wound Management Division and Vice President of Finance. Earlier in his career, he served in various finance roles at Richards Medical, Dyonics and Union Carbide Imaging. Mr. Sparks is a fellow of the American Sports Medicine Institute, a Trustee of the Arthroscopy Association of North America Education Foundation and Honorary Lifetime Member of the International Society of Arthroscopy, Knee Surgery and Orthopedic Sports Medicine. He has previously served on numerous boards and industry councils, including AdvaMed, the National Subacute Care Association, the American College of Foot and Ankle Surgeons, the American Council of Orthopedic Surgeons, and the Society of Interventional Radiology. Mr. Sparks received his B.S. in Finance and Accounting from the University of Massachusetts and attended the INSEAD Advanced Management Program at the European Institute of Business Administration in Fontainebleau, France. The Company believes Mr. Sparks is well-qualified to serve on the Board of Directors due to his executive leadership roles at numerous medical device companies, his history of launching over 50 new medical device products in 16 years, his extensive experience in acquiring and integrating 14 medical device companies over 15 years, his execution of public financings, and his strong relationships in the medical community and with private equity and investment banking firms active in the medical device space.

Family Relationships

There are no family relationships among any of the Company’s directors or executive officers.

Leadership Structure

The Board is divided into three classes, Class A, Class B and Class C. Currently, there are two directors in Class A, Jacque J. Sokolov, M.D. and Stanley N. Lapidus, whose terms expire at the Annual Meeting, two directors in Class B, Ronald M. Sparks and James L. Cox, M.D., whose terms expire at the 2023 annual meeting of stockholders, and two directors in Class C, Lishan Aklog, M.D. and Aster Angagaw, whose terms expire at the 2024 annual meeting of stockholders.

Dr. Aklog serves as Chairman and Chief Executive Officer. The Company does not believe that its size or the complexity of its operations warrants a separation of the Chairman and Chief Executive Officer functions. Furthermore, the Company believes that combining the roles of Chairman and Chief Executive Officer promotes leadership and direction for executive management, as well as allowing for a single, clear focus for the chain of command. Dr. Aklog is one of the Company’s founders and has been its Chairman and Chief Executive Officer since its inception, holds a medical degree and has substantial experience in the Company’s industry. The Company believes that he is uniquely qualified through his experience and expertise to be the person who generally sets the agenda for, and leads discussions of, issues relating to the implementation of the Company’s strategic plan. While the Board does not have a lead independent director, the independent directors meet in executive session regularly without the presence of management.

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While we have decided not to seek an exemption as a “controlled company” from the corporate governance rules of Nasdaq, and therefore will be bound by the same corporate governance principles as other public companies, our decision not to rely on the “controlled company” exemption could change. Although we do not anticipate changing our decision, for so long as a majority of our outstanding common stock is held by PAVmed (or by any other stockholder or group of stockholders), we could choose to rely on this exemption in the future to avoid complying with certain of the Nasdaq corporate governance rules, including the rules that require us to have a board comprised of at least 50% independent directors, to have board nominations either selected, or recommended for the board’s selection, by either a nominating committee comprised solely of independent directors or by a majority of the independent directors and to have officer compensation determined, or recommended to the board for determination, either by a compensation committee comprised solely of independent directors or by a majority of the independent directors. Any decision to rely on the “controlled company” exemption will be disclosed in our annual proxy statement.

Conflicts of Interest

Certain of the Company’s officers have fiduciary obligations to other companies and organizations engaged in medical device business activities, including PAVmed. Accordingly, they may participate in transactions and have obligations that may be in conflict or competition with the Company’s business. Furthermore, PAVmed, the Company’s majority stockholder, operates in the medical device industry. As a result, PAVmed may produce devices that compete directly or indirectly with the Company’s products. The Company’s amended and restated certificate of incorporation provides that:

●	the Company renounces any interest or expectancy in, or being offered an opportunity to participate in, any business opportunities, that are presented to the Company’s officers, directors, employees or stockholders, or affiliates thereof, who are also officers, directors, employees or stockholders of PAVmed or affiliates thereof (each of whom is referred to herein as “PAVmed Party”) and in which a PAVmed Party may have an interest or expectancy (each of which opportunities is referred to herein as “PAVmed Opportunity”), except as may be prescribed by any written agreement between the Company and PAVmed approved by the Board; and

●	no PAVmed Party will be liable to the Company or its stockholders for monetary damages for breach of any fiduciary duty by reason of a PAVmed Party pursuing or acquiring any PAVmed Opportunity.

The Company and PAVmed have agreed that no PAVmed Party will pursue any opportunity related to commercializing the EsoGuard diagnostic test and the EsoCheck cell collection device or developing and commercializing other products that use or enhance the same underlying technology.

As a result of the foregoing, a potential business opportunity may be presented by certain members of the Company’s management team to another entity prior to its presentation to the Company and the Company may not be afforded the opportunity to engage in such a transaction. In addition, if any PAVmed Party becomes aware of a potential business opportunity that is a PAVmed Opportunity (other than an opportunity specified in the preceding paragraph), including any such opportunity relating to any other diagnostic test or medical device, he or she will be entitled to present those opportunities to another PAVmed Party prior to presenting them to the Company. Accordingly, any conflicts of interest among the Company and its officers, directors, stockholders, or their affiliates, including PAVmed and certain of its officers and directors, relating to business opportunities may not be resolved in the Company’s favor, and in cases where the business opportunity is a PAVmed Opportunity and it is presented to another PAVmed Party, the Company has waived its right to monetary damages in the event of any such conflict.

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Independence of Directors

The Company’s common stock is listed on the Nasdaq Capital Market and the Company adheres to the Nasdaq listing standards in determining whether a director is independent. The Board consults with its counsel to ensure that its determinations are consistent with those rules and all relevant securities and other laws and regulations regarding the independence of directors. Nasdaq requires that a majority of the Board must be composed of “independent directors,” which is defined generally as a person other than an officer of a company, who does not have a relationship with the company that would interfere with the director’s exercise of independent judgment in carrying out the responsibilities of a director. Consistent with these considerations, the Company has determined that each of Drs. Cox and Sokolov, Messrs. Lapidus and Sparks and Ms. Angagaw is an independent director. Our independent directors together constitute a majority of our the Board. Our independent directors hold regularly scheduled meetings at which only independent directors are present.

Board Role in Risk Oversight

The Board’s primary function is one of oversight. The Board as a whole works with the Company’s management team to promote and cultivate a corporate environment that incorporates enterprise-wide risk management into strategy and operations. Management periodically reports to the Board about the identification, assessment and management of critical risks and management’s risk mitigation strategies. Each committee of the Board is responsible for the evaluation of elements of risk management based on the committee’s expertise and applicable regulatory requirements. In evaluating risk, the Board and its committees consider whether the Company’s programs adequately identify material risks in a timely manner and implement appropriately responsive risk management strategies throughout the organization. The audit committee focuses on assessing and mitigating financial risk, including risk related to internal controls, and receives at least quarterly reports from management on identified risk areas. In setting compensation, the compensation committee strives to create incentives that encourage behavior consistent with the Company’s business strategy, without encouraging undue risk-taking. The nominating committee considers areas of potential risk within corporate governance and compliance, such as management succession. Each of the committees reports to the Board as a whole as to their findings with respect to the risks they are charged with assessing.

Board Meetings and Committees

During the fiscal year ended December 31, 2021, the Board met eight times and acted by written consent one time. All of the Company’s directors attended 75% or more of the aggregate number of meetings of the Board and committees on which they served. The directors are strongly encouraged to attend meetings of shareholders.

The Board has three separately standing committees: the audit committee, the compensation committee and the nominating committee. Each committee is composed entirely of independent directors as determined in accordance with the rules of Nasdaq for directors generally, and where applicable, with the rules of Nasdaq for such committee. In addition, each committee has a written charter, a copy of which is available free of charge on the Company’s website at http://ir.luciddx.com/corporate-governance.

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Audit Committee

The audit committee consists of Mr. Sparks, Ms. Angagaw and Dr. Sokolov. Each of Mr. Sparks, Ms. Angagaw and Dr. Sokolov is an independent director under the Nasdaq listing standards applicable to members of audit committees and under the definition of “independent” as set forth in Rule 10A-3 of the Exchange Act. During the fiscal year ended December 31, 2021, the audit committee met one time. The audit committee’s duties, which are specified in the audit committee charter, include, but are not limited to:

●	reviewing and discussing with management and the independent auditor the annual audit report and the annual financial statements and related notes, and recommending to the Board of Directors whether the audited financial statements should be included in our Form 10-K;

●	discussing with management and the independent auditor significant financial reporting issues and judgments made in connection with the preparation of our financial statements;

●	discussing with management and the independent auditor risk assessment and risk management policies;

●	evaluating the qualifications, performance and independence of the independent auditor;

●	verifying the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law;

●	reviewing and approving all related-party transactions;

●	inquiring and discussing with management our compliance with applicable laws and regulations;

●	pre-approving all audit services and permitted non-audit services to be performed by our independent auditor, including the fees and terms of the services to be performed;

●	selecting and retaining the independent auditor;

●	setting the compensation of and overseeing the work of the independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting); and

●	establishing procedures for the confidential and anonymous submission, receipt, retention and treatment of complaints received by us regarding accounting, internal accounting controls or reports which raise material issues regarding our financial statements or accounting policies.

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Financial Experts on Audit Committee

The Board of Directors has determined that each of Mr. Sparks, Ms. Angagaw, and Dr. Sokolov qualifies as an “audit committee financial expert,” as defined under rules and regulations of the SEC.

As required by the Nasdaq listing standards, the audit committee will at all times be composed exclusively of independent directors who are “financially literate.” Nasdaq listing standards define “financially literate” as being able to read and understand fundamental financial statements, including a company’s balance sheet, income statement, and statement of cash flows. In addition, the Company must certify to Nasdaq the committee has, and will continue to have, at least one member who has past employment experience in finance or accounting, requisite professional certification in accounting, or other comparable experience or background that results in the individual’s financial sophistication. Each of the members of the audit committee who qualifies as an “audit committee financial expert” also qualifies as financially sophisticated under the Nasdaq listing standards.

Report of the Audit Committee

The audit committee reviewed and discussed the Company’s audited financial statements for the year ended December 31, 2021 with management, as well as with the Company’s independent auditors. The audit committee discussed with the independent auditors the matters required to be discussed by the statement on Auditing Standards No. 1301, as well as various accounting issues relating to presentation of certain items in the Company’s financial statements and compliance with Section 10A of the Securities Exchange Act of 1934, as amended. The audit committee received the written disclosures and letter from the independent auditors required by the applicable requirements of the PCAOB regarding the independent auditors’ communications with the audit committee concerning independence, and has discussed with the independent auditors their independence.

Based upon the review and discussions referred to above, the audit committee recommended that the Company’s audited financial statements be included in the Company’s annual report on Form 10-K for the year ended December 31, 2021 for filing with the Securities and Exchange Commission. The Board evaluated the performance of Marcum LLP and re-appointed the firm as the Company’s independent auditors for the fiscal year ending December 31, 2022.

Submitted by the Audit Committee:

Aster Angagaw
Jacque J. Sokolov, M.D.
Ronald M. Sparks

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Compensation Committee

The compensation committee consists of Drs. Cox and Sokolov and Mr. Sparks. Each of Drs. Cox and Sokolov and Mr. Sparks is an independent director under the Nasdaq listing standards applicable to members of compensation committees. During the fiscal year ended December 31, 2021, the compensation committee did not meet and acted by written consent three times. The compensation committee’s duties, which are specified in the Company’s compensation committee charter, include, but are not limited to:

●	reviewing and approving on an annual basis the corporate goals and objectives relevant to our Chief Executive Officer’s and other named executive officer’s compensation, evaluating our Chief Executive Officer’s and other named executive officer’s performance in light of such goals and objectives and determining and approving the compensation level of our Chief Executive Officer and other named executive officers based on such evaluation;

●	determining the compensation of all of our other executive officers;

●	reviewing our executive compensation philosophy and policies;

●	administering or delegating the power to administer our incentive and equity-based compensation plans;

●	overseeing shareholder communications relating to executive compensation and reviewing and making recommendations with respect to shareholder proposals related to compensation matters;

●	if required, producing a report on executive compensation to be included in our annual proxy statement; and

●	reviewing, evaluating, and recommending changes, if appropriate, to the compensation for directors.

The compensation committee makes all decisions regarding executive officer compensation. The compensation committee periodically reviews the elements of compensation for the executive officers and, subject to any existing employment agreements, sets each element of compensation for the Chief Executive Officer and the other executive officers, including annual base salary, annual incentive bonus and equity compensation. The compensation committee also periodically reviews the terms of employment agreements with the executive officers, including in connection with any new hire or the expiration of any existing employment agreements. Members of senior management may report on the performance of our other executive officers and make compensation recommendations to the compensation committee, which will review the compensation recommendations. No named executive officer, including the chief executive officer, shall be present during voting and deliberations relating to such named executive officer’s compensation.

The compensation committee also reviews and approves the Company’s compensation plans, policies and programs and administers the Company’s equity incentive plans and employee stock purchase plans. In addition, the Chief Executive Officer, the Chief Financial Officer and other members of management make recommendations to the compensation committee with regard to overall pay strategy including program designs, annual incentive design, and long-term incentive plan design for all employees. Management from time to time provides the compensation committee with market information and relevant data analysis as requested.

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The compensation committee has the authority to retain one or more compensation consultants to assist in the evaluation of executive compensation or other matters. The compensation committee has the sole authority to select, retain and terminate any such consulting firm, to oversee the work of the firm, and to approve the firm’s fees and other retention terms. The compensation committee assesses the independence of any consultants pursuant to the rules and regulations of the SEC and the listing standards of Nasdaq. The Company will provide for appropriate funding, as determined by the compensation committee, for payment of any such investigations or studies and the compensation to any consulting firm, legal counsel or other advisors retained by the compensation committee.

Nominating Committee

The nominating committee consists of Ms. Angagaw, Dr. Cox, and Mr. Sparks, each of whom is an independent director under the Nasdaq listing standards applicable to members of nominating committees. During the fiscal year ended December 31, 2021, the nominating committee did not meet. The nominating committee is responsible for overseeing the selection of persons to be nominated to serve on the Board. The nominating committee will consider persons identified by its members, management, stockholders, investment bankers and others.

The guidelines for selecting nominees, which are specified in the nominating committee charter, generally provide that persons to be nominated:

●	is accomplished in his or her field and has a reputation, both personal and professional, that is consistent with the image and reputation of the Company;

●	has relevant experience and expertise and would be able to provide insights and practical wisdom based upon that experience and expertise, and has knowledge of the issues affecting us; and

●	has high moral and ethical character and would be willing to apply sound, objective, and independent business judgment.

The Nominating Committee will consider a number of qualifications relating to management and leadership experience, background and integrity and professionalism in evaluating a person’s candidacy for membership on the Board of Directors. The nominating committee may require certain skills or attributes, such as financial or accounting experience, to meet specific board needs that arise from time to time and will also consider the overall experience and makeup of its members to obtain a broad and diverse mix of board members. The nominating committee does not distinguish among nominees recommended by stockholders and other persons.

The nominating committee does not have a written policy or formal procedural requirements for stockholders to submit recommendations for director nominations. However, the nominating committee will consider recommendations from stockholders. Stockholders should communicate nominee suggestions directly to the nominating committee and accompany the recommendation with biographical details and a statement of support for the nominee. The suggested nominee must also provide a statement of consent to being considered for nomination. There have been no material changes to the procedures by which security holders may recommend nominees to the Board.

Board Diversity Matrix

The nominating committee believes in an expansive definition of diversity that includes differences of gender, ethnicity, sexual orientation and other underrepresented groups as well as experience, education and talents, among other things. The diversity matrix required under the Nasdaq listing rules is set forth below.

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Board Diversity Matrix (As of April 25, 2022)
Total Number of Directors	6
	Males	Female	Non-Binary	Did Not Disclose Gender
Part I: Gender Identity
Directors	5	1
Part II: Demographic Background
African American or Black	1	1
Alaskan Native or Native American	1	0
Asian	0	0
Hispanic or Latinx	0	0
Native Hawaiian or Pacific Islander	0	0
White	3	0
Two or More Races or Ethnicities	0	0
LGBTQ+	0	0
Did Not Disclose Demographic Background	0	0

Code of Ethics

The Company has a code of ethics that applies to all of its executive officers, directors and employees. The code of ethics codifies the business and ethical principles that govern all aspects of the Company’s business. This code of ethics is posted on the Company’s corporate website at http://ir.luciddx.com/corporate-governance. In addition, the Company intends to post on its website disclosures that are required by law concerning any amendments to, or waivers from, any provision of the Company’s code of ethics.

Stockholder Communications

Stockholders may contact the Board or individual members of the Board by writing to them in care of the Secretary, Lucid Diagnostics Inc., One Grand Central Place, Suite 4600, New York, New York 10165. The Secretary will forward all correspondence received to the Board or the applicable director from time to time. This procedure was approved by the Company’s independent directors.

Director Compensation

Directors who are also executive officers receive no additional compensation for serving as directors. Prior to the Company’s initial public offering, none of the Company’s non-employee directors were paid any amount as cash compensation for serving on the Board. However, Sandy Markowitz, M.D., a former member of the Board, received cash compensation from the Company for advisory services provided by him under a consulting agreement.

Commencing upon the closing of the Company’s initial public offering, each of the Company’s non-employee directors commenced receiving an annual retainer fee of $50,000 and an additional annual fee for service on committees of the Board, as listed below. The Company also reimburses directors for out-of-pockets costs incurred to attend meetings of the Board and its committees.

	Chair	Member
Audit Committee	$27,500	$15,000
Compensation Committee	$18,000	$12,500
Nominating Committee	$12,500	$7,500

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Annually, the Company grants each of its non-employee directors an option, having a fair market value of $150,000, to purchase our common stock. These stock options are issued under the 2018 Equity Plan, have a term of 10 years, and vest in 12 quarterly installments.

The following information reflects the compensation paid by the Company to its non-executive directors for service on the Board. Dr. Cox and Mr. Sparks also serve as directors of PAVmed. The compensation paid by PAVmed to Dr. Cox and Mr. Sparks for service on PAVmed’s board of directors is set forth in filings made by PAVmed with the SEC.

The following table sets forth compensation earned during the year ended December 31, 2021 by each director who is not a named executive officer and served during the year ended December 31, 2021.

	Director	Stock	Option	All Other
Name	Fees(1)	Awards(2)	Awards(2)	Compensation		Totals
Stanley N. Lapidus	$15,625	$2,300,000	$—	$17,750	(3)	$33,375
Aster Angagaw	$23,125	$1,110,000	$—	$—		$23,125
James L. Cox, M.D.	$18,875	$2,184,000	$—	$—		$18,875
Jacque J. Sokolov, M.D.	$25,000	$1,110,000	$—	$—		$25,000
Ronald M. Sparks	$24,375	$995,000	$—	$—		$24,375
Sanford Markowitz, M.D.(4)	$—	$910,000	$—	$14,535	(5)	$21,868

(1)	Represents annual director fees paid. The director fees paid to each person listed are consistent with the director fees described herein above, including annual retainer and as a member and/or chair of a committee of the Board.

(2)	The amounts reported under “Stock Awards” and “Option Awards” are the estimated grant date fair value of restricted stock awards and stock options granted during the respective year, with such amount as determined under the ASC 718, with respect to accounting for stock-based compensation expense. Such estimated fair value amounts do not necessarily correspond to the potential actual value realized of such stock options. The assumptions made in computing the estimated fair value of such stock options are disclosed in the notes to the Company’s consolidated financial statements for the fiscal year ended December 31, 2021.

(3)	Represents fees paid to Mr. Lapidus for advisory services under a consulting agreement with us that terminated upon the Company’s IPO on October 14, 2021.

(4)	Dr. Markowitz resigned from the Board upon consummation of the Company’s initial public offering.

(5)	Represents fees paid to Dr. Markowitz for advisory services under a consulting agreement with us.

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The following table presents information as of December 31, 2021 regarding the outstanding restricted stock awards held by each director who is not a named executive officer and who served during the year ended December 31, 2021.

	Stock Option Grants				Stock Awards
Name	Number of Securities Underlying Stock Options – Exercisable(1)	Number of Securities Underlying Stock Options – Unexercisable(1)	Stock Option Exercise Price	Stock Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested(1)	Market Value of Shares of Units of Stock That Have Not Vested
Stanley N. Lapidus					169,320	$909,248
Aster Angagaw					84,660	$454,624
James L. Cox, M.D.					169,320	$909,248
Jacque J. Sokolov, M.D.					86,660	$454,624
Ronald M. Sparks					84,660	$454,624
Sanford Markowitz, M.D.	141,100	—	$0.35	5/12/2028	70,550	$378,854

On May 12, 2018, Dr. Markowitz was granted a ten-year stock option to purchase 141,100 shares of common stock of the Company at an exercise price of $0.35 per share. The stock option is vested in full.

On March 1, 2021, Dr. Cox and Dr. Markowitz were granted restricted stock awards of 169,320 shares and 70,550 shares, respectively, of common stock of the Company. The restricted stock awards vest in full on March 1, 2023.

On April 21, 2021, Dr. Sokolov was granted a restricted stock award of 84,660 shares of common stock of the Company. The restricted stock award vests in full on April 21, 2023.

On July 30, 2021, Ms. Angagaw was granted a restricted stock award of 84,660 shares of common stock of the Company. The restricted stock award vests in full on July 30, 2023.

On September 20, 2021, Mr. Lapidus was granted a restricted stock award of 169,320 shares of common stock of the Company. The restricted stock award vests in two equal installments on September 20, 2022 and September 20, 2023.

On October 14, 2021, Ronald M. Sparks was granted a restricted stock award of 84,660 shares of common stock of the Company. The restricted stock award vests on October 14, 2023.

On February 18, 2022, each of Mr. Lapidus, Ms. Angagaw, Dr. Cox, Dr. Sokolov and Mr. Sparks was granted a ten-year stock option to purchase 59,000 shares of common stock of the Company at an exercise price of $3.95 per share, which vests in 12 quarterly installments commencing on March 31, 2022 and ending on December 31, 2024.

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EXECUTIVE OFFICER COMPENSATION

Summary Compensation Table

The following table sets forth all compensation of the Company’s named executive officers for the fiscal years ended December 31, 2021 and 2020.

Named Executive Officer/Principal Position	Year	Salary	Stock Awards(2)	Option Awards	Bonus	All Other Compensation	Total
Lishan Aklog, M.D.(1)	2021	$—	$7,280,000	$—	$—	$—	$7,280,000
Chairman of the Board and Chief Executive Officer	2020	$—	$—	$—	$—	$—	$—
Dennis M. McGrath(1)	2021	$—	$7,280,000	$—	$—	$—	$7,280,000
Chief Financial Officer and Corporate Secretary	2020	$—	$—	$—	$—	$—	$—

(1)	See “Employment Agreements and Awards” below for a description of the employment arrangements with each named executive officer, including base salary and bonuses.

(2)	The amounts reported under “Stock Awards” are the estimated grant date fair value of restricted stock granted during the respective year, as presented in “Outstanding Equity Awards at Fiscal Year End” below, with such amount as determined under the provisions of Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 718 (“ASC 718”), with respect to accounting for stock-based compensation expense. Such estimated fair value amounts do not necessarily correspond to the potential actual value realized of such stock options. The assumptions made in computing the estimated fair value of such stock options are disclosed in the notes to the Company’s consolidated financial statements for the fiscal year ended December 31, 2021.

Outstanding Equity Awards at Fiscal Year End

The following table presents information regarding the outstanding restricted stock awards held by the Company’s named executive officers at December 31, 2021.

	Stock Awards
Name	Number of Shares or Units of Stock That Have Not Vested(1)		Market Value of Shares of Units of Stock That Have Not Vested
Lishan Aklog, M.D.	564,400	(2)	$3,030,828
Dennis M. McGrath	564,400	(2)	$3,030,828

(1)	See “Employment Agreements and Awards” below for a description of the equity awards held by the named executive officers, including the vesting schedules.

(2)	On March 1, 2021, the board of directors granted restricted stock awards of 564,400 shares of common stock of the Company each to Dr. Aklog and Mr. McGrath. The restricted stock awards vest on February 19, 2023. The shares are subject to forfeiture if the requisite service period is not completed.

Although the Company does not have a formal policy with respect to the grant of equity incentive compensation awards to the Company’s named executive officers, or any formal equity ownership guidelines applicable to them, the Company believes granting equity incentive compensation to its named executive officers provides a strong link to its long-term performance, creates an ownership culture, and aligns the interests of its named executive officers with the stockholders of the Company. Accordingly, the Board periodically reviews the equity incentive compensation of the Company’s named executive officers and, from time to time, may grant equity incentive compensation to them in the form of additional stock options, restricted stock awards, and/or other equity incentive awards.

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Employee Stock Purchase Plan

The Company maintains the ESPP, which is being presented for approval by the Company’s stockholders at the Annual Meeting. The ESPP provides eligible employees with the opportunity to purchase shares of our common stock at a discount, on a tax-favored basis, through regular payroll deductions in compliance with Section 423 of the Code. The Company initially reserved 500,000 shares of common stock of the Company for issuance pursuant to the ESPP. In addition, the number of shares available for issuance under the ESPP will automatically increase on January 1st of each year, for a period of not more than ten years, commencing on January 1, 2023 and ending on (and including) January 1, 2032, in an amount equal to the lesser of (a) 2% of the total number of shares of Company common stock outstanding on December 31st of the preceding calendar year, and (b) 1,000,000 shares (assuming the ESPP Proposal is approved). Notwithstanding the foregoing, the Board may act prior to January 1st of a given year to provide that there will be no January 1st increase in the number of shares available for such year or that the increase for such year will be a lesser number of shares of Company common stock.

There are two offering periods of six months under the plan each calendar year. Participants in the plan are granted an option to purchase shares of the Company’s common stock at the beginning of each offering period, up to a maximum of $25,000 in shares based on the fair market value at the commencement of the offering period, with purchases occurring on the last trading day of the offering period. In general, all of the Company’s employees are eligible to participate, including the Company’s named executive officers, except that no employee may have the option to purchase shares under the plan to the extent such employee would own or have the right to acquire more than 5% of the combined voting power or value of the Company’s shares as a result of such option and the Company may impose additional limits on share purchases pursuant to the ESPP. Each participant in the plan may authorize a payroll deduction of between 1% and 15% of the employee’s salary, and, except for the Company’s executive officers, may participate in an accompanying Cashless Participation loan program such that they may purchase up to the maximum number of shares per calendar year. Purchases under the plan are made at the lower of 85% of the fair market value on the first day of the offering period and the fair market value on the last day of the offering period.

In 2021 and 2020, no shares of common stock of the Company were issued under the ESPP.

Employment Agreements and Awards

Lishan Aklog, M.D.

Dr. Aklog serves as an executive officer of PAVmed, the Company’s majority stockholder and a public company that files reports with the Securities and Exchange Commission. Until January 17, 2022, his compensation was paid by entirely PAVmed. He devoted an unspecified portion of his business time to the Company’s operations during the fiscal years ended December 31, 2020 and 2021.

On January 17, 2022, the Company entered into an employment agreement with Dr. Aklog to serve as the Company’s Chairman and Chief Executive Officer.

The employment agreement provides for an initial term that expires on March 15, 2025, which will automatically renew for additional one-year terms, unless either the Company or Dr. Aklog provides notice of non-renewal at least 60 days prior to the end of the then-current term. The employment agreement provides for an annual base salary of $300,000 and an annual performance bonus of up to 100% of his base salary in the preceding fiscal year, upon meeting certain objectives as determined by the Board or the compensation committee of the Board.

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In addition, Dr. Aklog has received the following equity awards based on the Company’s common stock:

●	On March 15, 2021, the Company granted to Dr. Aklog 564,400 shares of restricted stock award. The award vests on February 19, 2023, subject to acceleration in certain circumstances as discussed below.

●	On January 7, 2022, in accordance with the employment agreement, the Company granted to Dr. Aklog a restricted stock award covering 60,000 shares of the Company’s common stock. The restricted stock award vests in a single installment three years after the date of grant, subject to acceleration in certain circumstances as discussed below.

●	On February 18, 2022, the Company granted to Dr. Aklog a stock option to purchase 75,000 shares of common stock of the Company at an exercise price of $3.95 per share, which vests ratably on a quarterly basis over a three-year period with an initial vesting date of March 31, 2022 and a final vesting date of December 31, 2024.

The unvested restricted stock awards are subject to forfeiture in the event Dr. Aklog’s employment terminates prior to vesting, except the restricted stock award will become immediately vested in the event of termination for “good reason,” termination without “cause,” or a change of control (as defined in the 2018 Plan).

The Company may terminate Dr. Aklog’s employment with “cause” (as such term is defined in the employment agreement) or without cause upon 60 days’ notice (except that the Company must give 180 days’ notice to Dr. Aklog during the initial term of his employment agreement). Dr. Aklog may terminate his employment with “good reason” (as such term is defined in the employment agreement) or without good reason upon 30 days’ notice to the Company. The definition of good reason in the employment agreement includes, among other things, any termination by Dr. Aklog within 60 days following a “change of control” (as such term is defined in the employment agreement). If Dr. Aklog’s employment is terminated by the Company without cause or by him with good reason, he is entitled to receive his base salary through the date of termination and for a period of 12 months thereafter (or for 24 months thereafter, in the event the termination occurs within 60 days following a change of control), a pro rata portion of his current year target bonus amount, all valid expense reimbursements, health insurance coverage for up to 12 months, and all accrued but unused vacation pay. If Dr. Aklog’s employment is terminated due to his death or disability, he is entitled to his base salary through the date of termination, a pro rata portion of any current year target bonus amount, all earned but unpaid prior year annual bonuses, all valid expense reimbursements, and all accrued but unused vacation pay. If Dr. Aklog’s employment is terminated by the Company with cause or by him without good reason, he will be entitled only to his base salary through the date of termination, all valid expense reimbursements and certain accrued but unused vacation pay.

The employment agreement contains provisions protecting the Company’s confidential information and contains provisions restricting Dr. Aklog’s ability to compete with the Company during his employment and for a period of one year (or two years in the case of a change of control) thereafter. The non-compete provisions generally impose restrictions on (i) employment by, rendering services to, engaging in, or owning an interest in any competing business, (ii) employing or retaining employees or service providers of the Company and (iii) soliciting or accepting business from the Company’s customers or business partners for the benefit of a competing business, subject to certain conditions and limitations, except the restrictions in clause (i) will not apply if he is terminated without “cause” or resigns for “good reason.” Nothing in the employment agreement will preclude Dr. Aklog from serving as an officer and director of PAVmed.

Dennis M. McGrath

Mr. McGrath serves as an executive officer of PAVmed, the Company’s majority stockholder and a public company that files reports with the Securities and Exchange Commission. Until January 17, 2022, his compensation was paid by entirely PAVmed. He devoted an unspecified portion of his business time to the Company’s operations during the fiscal years ended December 31, 2020 and 2021.

On January 17, 2022, the Company entered into an employment agreement with Mr. McGrath, who serves as the Company’s Chief Financial Officer.

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The employment agreement provides for an initial term that expires on March 15, 2025, which will automatically renew for additional one-year terms, unless either the Company or Mr. McGrath provides notice of non-renewal at least 60 days prior to the end of the then-current term. The employment agreement provides for an annual base salary of $225,000 and an annual performance bonus of up to 70% of his base salary in the preceding fiscal year, upon meeting certain objectives as determined by the Board or the compensation committee of the Board.

In addition, Mr. McGrath has received the following equity awards based on the Company’s common stock:

●	On March 15, 2021, the Company granted to Mr. McGrath 564,400 shares of restricted stock award. The award vests February 19, 2023, subject to acceleration in certain circumstances as discussed below.

●	On January 7, 2022, in accordance with the employment agreement, the Company granted to Mr. McGrath a restricted stock award covering 60,000 shares of the Company’s common stock. The restricted stock award vests in a single installment three years after the date of grant, subject to acceleration in certain circumstances as discussed below.

●	On February 18, 2022, the Company granted to Mr. McGrath a stock option to purchase 50,000 shares of common stock of the Company at an exercise price of $3.95 per share, which vests ratably on a quarterly basis over a three-year period with an initial vesting date of March 31, 2022 and a final vesting date of December 31, 2024.

The unvested restricted stock awards are subject to forfeiture in the event Mr. McGrath’s employment terminates prior to vesting, except the restricted stock award will become immediately vested in the event of termination for “good reason,” termination without “cause,” or a change of control (as defined in the 2018 Plan).

The Company may terminate Mr. McGrath’s employment with “cause” (as such term is defined in the employment agreement) or without cause upon 60 days’ notice. Mr. McGrath may terminate his employment with “good reason” (as such term is defined in the employment agreement) or without good reason upon 30 days’ notice to the Company. The definition of good reason in the employment agreement includes, among other things, any termination by Mr. McGrath within 60 days following a “change of control” (as such term is defined in the employment agreement). If Mr. McGrath’s employment is terminated by the Company without cause or by him with good reason, he is entitled to receive his base salary through the date of termination and for a period of 12 months thereafter (or for 24 months thereafter, in the event the termination occurs within 60 days following a change of control), a pro rata portion of his current year target bonus amount, all valid expense reimbursements, health insurance coverage for up to 12 months, and all accrued but unused vacation pay. If Mr. McGrath’s employment is terminated due to his death or disability, he is entitled to his base salary through the date of termination, a pro rata portion of any current year target bonus amount, all earned but unpaid prior year annual bonuses, all valid expense reimbursements, and all accrued but unused vacation pay. If Mr. McGrath’s employment is terminated by the Company with cause or by him without good reason, he will be entitled only to his base salary through the date of termination, all valid expense reimbursements and certain accrued but unused vacation pay.

The employment agreement contains provisions protecting the Company’s confidential information and contains provisions restricting Mr. McGrath’s ability to compete with the Company during his employment and for a period of one year (or two years in the case of a change of control) thereafter. The non-compete provisions generally impose restrictions on (i) employment by, rendering services to, engaging in, or owning an interest in any competing business, (ii) employing or retaining employees or service providers of the Company and (iii) soliciting or accepting business from the Company’s customers or business partners for the benefit of a competing business, subject to certain conditions and limitations, except the restrictions in clause (i) will not apply if he is terminated without “cause” or resigns for “good reason.” Nothing in the employment agreement will preclude Mr. McGrath from serving as an officer and director of PAVmed.

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Potential Payments Upon Termination

As indicated above, each of Dr. Aklog and Mr. McGrath is entitled to a severance payment if his employment is terminated by the Company under specified circumstances. If the Company terminates the employment of any such executive without cause, or if such executive officer terminates his employment with the Company for good reason, each as defined in his employment agreement with the Company, such executive officer is entitled to severance compensation as follows: each of Dr. Aklog and Mr. McGrath will receive base salary through the date of termination and for a period of 12 months thereafter (or for 24 months thereafter, in the event the termination occurs within 60 days following a change of control), a pro rata portion of his current year target bonus amount, all valid expense reimbursements, health insurance coverage for up to 12 months, and all accrued but unused vacation pay.

In addition, the stock options and restricted stock granted to Dr. Aklog and Mr. McGrath by the Company will be accelerated upon the occurrence of certain non-negotiated change of control transactions. In the event of certain negotiated change of control transactions, the compensation committee of the Company may (i) accelerate the vesting of the stock options, or (ii) require the executive to relinquish the stock options to the Company upon the tender by the Company to the executive of cash in an amount equal to the repurchase value of such award. Furthermore, the shares of restricted stock granted to Dr. Aklog and Mr. McGrath will become immediately vested in the event of termination for “good reason,” termination without “cause,” or a change of control (as defined in the 2018 Plan).

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DELINQUENT SECTION 16(A) REPORTS

Section 16(a) of the Exchange Act requires the Company’s directors and certain officers and holders of more than 10% of the Company’s common stock to file with the SEC initial reports of ownership of the Company’s common stock and other equity securities on Form 3 and reports of changes in such ownership on a Form 4 or Form 5. These Section 16 reporting persons are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file. To the Company’s knowledge, during the fiscal year ended December 31, 2021, all reports required to be filed pursuant to Section 16(a) were filed on a timely basis.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

Security Ownership of Certain Beneficial Owners

The following table sets forth information regarding the beneficial ownership of the Company’s common stock as of April 25, 2022, the record date, by:

●	each person known by the Company to be the beneficial owner of more than 5% of the Company’s outstanding shares of common stock;

●	each of the Company’s officers and directors; and

●	all of the Company’s officers and directors as a group.

The beneficial ownership of each person was calculated based on 37,932,536 shares of the Company’s common stock outstanding as of April 25, 2022. Except as otherwise indicated, the Company believes all persons named in the table below have sole voting and investment power with respect to all the shares of common stock beneficially owned by them.

Name and Address of Beneficial Owner(1)	Amount and Nature of Beneficial Ownership		Percent of Class
Directors and Officers:
Lishan Aklog, M.D.	630,650	(2)	1.7%
Dennis M. McGrath	628,567	(2)	1.7%
Shaun M. O’Neil	124,167	(3)	*
Stanley N. Lapidus	174,237	(4)	*
Aster Angagaw	89,577	(4)	*
James L. Cox, M.D.	174,237	(4)	*
Ronald M. Sparks	89,577	(4)	*
Jacque J. Sokolov, M.D.	89,577	(4)	*
All directors and executive officers as a group (nine individuals)	2,000,589		5.3%
5% Stockholders:
PAVmed Inc.	27,927,190	(5)	73.6%

*	Represents less than one percent of class.

(1)	Unless otherwise indicated, the business address of each of the individuals is One Grand Central Place, Suite 4600, New York, NY 10165. Includes persons known to us to be beneficial owners of 5% of more of our common stock, based solely on schedules and reports filed with the SEC with respect to such persons’ beneficial ownership of PAVmed common stock.

(2)

On March 1, 2021, 564,400 restricted stock awards were granted under the 2018 Equity Plan to each of Dr. Aklog and Mr. McGrath with a single vesting date of February 19, 2023. Additionally, on January 7, 2022, the compensation committee granted each of Dr. Aklog and Mr. McGrath each 60,000 restricted stock awards with a single vesting on January 7, 2025. The restricted stock awards are subject to forfeiture if the requisite service period is not completed. The beneficial ownership amounts include 6,250 and 4,167 subject to stock options that are currently exercisable, or will become exercisable within 60 days of April 25, 2022, respectively for Dr. Aklog and Mr. McGrath. Excluded from the beneficial ownership amount is 68,750 and 45,833 common stock options that will not become exercisable within 60 days of April 25, 2022 for Dr. Aklog and Mr. McGrath, respectively.

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(3)	On January 7, 2022, the compensation committee granted restricted stock awards of 120,000 shares of common stock of the Company to Mr. O’Neil. The restricted stock awards vest on January 7, 2025. Mr. O’Neil’s beneficial ownership includes 4,167 shares subject to stock options granted under the 2018 Equity Plan, that are currently exercisable, or will become exercisable within 60 days of April 25, 2022. Excluded from the beneficial ownership amount is 45,833 common stock options that will not become exercisable within 60 days of April 25, 2022.

(4)	On April 21, 2021, 84,660 restricted stock awards were granted to Dr. Sokolov with a single vesting date of April 21, 2023; and on July 30, 2021, 84,660 restricted stock awards were granted to Ms. Aster Angagaw with a single vesting date of July 30, 2023; and on September 20, 2021, 169,320 restricted stock awards were granted to Mr. Lapidus, with 84,660 shares vesting on September 20, 2022 and 84,660 shares vesting on September 20, 2023. Each such grant was made under the 2018 Equity Plan. The restricted stock awards are subject to forfeiture if the requisite service period is not completed. The beneficial ownership amount for each of the above includes 4,917 shares subject to stock options granted under the 2018 Equity Plan, that are currently exercisable, or will become exercisable within 60 days. Excluded from the beneficial ownership amount is 54,083 common stock options that will not become exercisable within 60 days of April 25, 2022.

(5)	The beneficial ownership of PAVmed includes approximately 15,803,200 shares issued to PAVmed upon conversion of $22.4 million face value principal of the Convertible Note and 571,428 shares purchased by PAVmed in the Company’s initial public offering. Dr. Aklog is Chairman and Chief Executive Officer of PAVmed. The beneficial ownership of Dr. Aklog excludes the shares of our common stock beneficially owned by PAVmed.

Equity Compensation Plans

As of December 31, 2021, the Company had the following compensation plans (including individual compensation arrangements) under which equity securities were authorized for issuance:

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted- average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders	1,419,242	$0.60	3,252,615	(1)
Equity compensation plans not approved by security holders(2)	473,300	$0.31	—
Total	1,892,542		3,252,615	(3)

(1)	Represents 2,752,615 shares of common stock available for issuance under the 2018 Plan and 500,000 shares of common stock available for issuance under the ESPP, each as of December 31, 2021.

(2)	Represents 423,300 common stock options at a weighted average exercise price of $0.35 per share and 50,000 restricted stock awards granted to a consultant.

(3)	Subsequent to December 31, 2021, through April 14, 2022, stock options to purchase 2,073,150 shares of common stock were granted to our non-employee directors and certain of our executive officers and non-executive employees (including newly hired employees) pursuant to the 2018 Plan.

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CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Related Party Transactions

Set forth below are transactions since the Company’s inception to which the Company was a party or will be a party, other than compensation arrangements for the Company’s directors and executive officers, in which:

●	the amounts involved exceeded or will exceed the lesser of $120,000 or 1% of the average of the Company’s total assets at year-end for the last two completed fiscal years; and

●	any of the Company’s directors, executive officers, or holders of more than 5% of the Company’s capital stock, or any member of the immediate family of the foregoing persons, had or will have a direct or indirect material interest.

Formation and CWRU License Agreement

In May 2018, in connection with the Company’s organization, the Company sold (i) 11,552,562 shares of common stock to PAVmed, which is currently its majority stockholder, (ii) 1,331,228 shares to Case Western Reserve University (“CWRU”), which previously owned greater than 5% of the Company’s outstanding common stock, and (iii) 408,738 shares to each of the three individual physician inventors of the EsoGuard technology, Sanford Markowitz, M.D., a member of the Board at the time, Amitabh Chak, M.D., a consultant of the Company, and Joseph Willis, M.D., a consultant of the Company. The shares were sold for an aggregate purchase price of $10,000.

Upon the Company’s formation, the Company entered into a license agreement with CWRU, which was subsequently amended (the “License Agreement”). Under the terms of the License Agreement, the Company acquired an exclusive worldwide right to use the intellectual property rights to the EsoGuard and EsoCheck technology for the detection of changes in the esophagus. As compensation for the license, CWRU received equity in the Company as described above. In addition, CWRU is entitled to receive royalties based on net sales by the Company of products utilizing the EsoGuard and EsoCheck technology, as well as a specified portion of any other non-royalty proceeds received by the Company pursuant to a sublicense of the EsoGuard and EsoCheck technology (less any amounts distributed to CWRU as a stockholder of the Company during the applicable calendar year). The Company also will be required to pay CWRU a minimum yearly royalty commencing the year after the first commercial sale of a product utilizing the EsoGuard technology, with the minimum amount rising based on prior years’ net sales of the product.

The License Agreement is subject to certain regulatory and commercialization milestones, with a payment due from the Company to CWRU upon the achievement of certain milestones. The Milestone I payment has been made – a $75,000 milestone payment upon FDA’s clearance of EsoCheck. With regard to Milestone II, first commercial sale of a licensed product, in February 2021, the Company entered into an amendment to the License Agreement with CWRU which extended the date of Milestone II, eliminated the $100,000 Milestone II payment, and provided for an equivalent amount paid by us to CWRU in connection with execution of the amendment. The License Agreement provides for one additional milestone payment – a $200,000 milestone payment due upon a PMA submission to FDA related to a licensed product.

Under the License Agreement, the Company is responsible for the costs of CWRU in preparing, filing, and prosecuting any patents related to the EsoGuard and EsoCheck technology (subject to a provision for cost sharing in the event CWRU grants other non-overlapping licenses to the technology), and agreed to reimburse CWRU for approximately $272,553 of such costs incurred by it prior to the date of the License Agreement. Of such amount, $50,000 was paid at the initial signing of the License Agreement and $222,553 was paid at the signing of an August 2021 amendment to the License Agreement. PAVmed provided the Company with the initial $50,000 to reimburse CWRU (which amount was included in the $22.4 million owed to PAVmed that was satisfied through the issuance of a convertible promissory note as described below). The Company also paid CWRU a fee of $10,000 in connection with the August 2021 amendment to the License Agreement.

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In the years ended December 31, 2021 and 2020, the Company had paid or accrued an aggregate of approximately $0.23 million and $0.35 million, respectively, to CWRU pursuant to the License Agreement, consisting of $0.20 million and $0.25 million, respectively, in reimbursable costs and $0.04 million and $0.10 million, respectively, in milestone payments.

In connection with the License Agreement, the Company entered into the management services agreement with PAVmed and consulting agreements with the three physician inventors of the EsoGuard and EsoCheck technology, as described below.

Relationship with PAVmed

As a majority-owned subsidiary of PAVmed, in the ordinary course of the Company’s business, the Company has received various management, technical and administrative services provided by PAVmed, including tax, accounting, treasury, legal, human resources, compliance, insurance, sales, and marketing services. PAVmed has also provided the Company with the services of a number of its executives and employees.

Controlling Stockholder

PAVmed currently owns 73.6% of the Company’s outstanding common stock and is the Company’s controlling stockholder. For as long as PAVmed continues to control more than 50% of the Company’s common stock, PAVmed will be able to direct the election of all the members of the Company’s board of directors. Similarly, PAVmed will have the power to determine matters submitted to a vote of the Company’s stockholders without the consent of the Company’s other stockholders, will have the power to prevent a change in control of the Company and will have the power to take other actions that might be favorable to PAVmed, including by written consent without a meeting and without prior notice to other stockholders. As a result, PAVmed’s controlling interest may discourage a change of control that other holders of the Company’s stock may favor. The Company has decided not to seek exemption as a “controlled company” from the corporate governance rules of Nasdaq, and therefore will be bound by the same corporate governance principles as other public companies, including the requirement that a majority of the Company’s directors be independent and that the Company maintain audit, compensation and nominating committees comprised of independent directors. However, the Company’s decision not to rely on the “controlled company” exemption could change. PAVmed is not subject to any contractual obligation to retain any of its common stock.

Management Services Agreement

Since the Company’s inception, the Company’s business has been operated through an entity separate from PAVmed. However, the Company is party to a management services agreement with PAVmed. Under the management services agreement, PAVmed provides management and oversight of the Company’s activities relating to research and development for the EsoGuard and EsoCheck products; regulatory matters concerning the EsoGuard and EsoCheck products; manufacturing, marketing, and commercialization of the EsoGuard and EsoCheck products; financial and accounting matters; and legal matters. PAVmed also provides senior management oversight and makes its office space available to us under the agreement. The services are to be primarily provided by Brian deGuzman, M.D., as well as members of PAVmed’s strategic leadership team consisting of PAVmed’s vice presidents of its administrative and technical departments. PAVmed agreed to cause the foregoing individuals to devote as much of their professional time and attention as is reasonably necessary to perform the services described in the management services agreement.

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The amount that the Company pays to PAVmed under the management services agreement relates to the amount of PAVmed resources dedicated to the Company’s activities, including an unspecified portion of the compensation to the executive officers and employees it makes available to the Company, and over time the business focus and consequently the type of costs incurred changed from engineering and product development to clinical trial efforts and commercial activities. The Company initially paid a fee of $20,000 per month, which increased to $60,000 per month on February 16, 2019, to $90,000 on June 5, 2019, to $190,000 per month on July 1, 2020, and to $290,000 per month on February 1, 2021. As compensation for sharing its resources and personnel, the Company is presently obligated to pay a fee $390,000 per month to PAVmed. The Company paid or accrued a total of approximately $3.6 million and $1.7 million in the years ended December 31, 2021 and 2020, respectively under the management services agreement.

The term of the management services agreement continues until such time as the Board determines. The Company expects to continue to use PAVmed’s services under the management services agreement until such time as the Board determines it would be in the Company’s best interest to engage a dedicated management team. The Company believes this shared services arrangement is more cost-effective to the Company, because it provides economies of scale and permits the Company to focus its infrastructure and resources on the pillars of its growth strategy – expanding commercialization and its clinical evidence base.

Convertible Note

On June 1, 2021, the Company issued to PAVmed a convertible promissory note with face value principal of $22.4 million, in exchange for the cancellation of $22.4 million payable by the Company to PAVmed related to working capital advances and earned, but unpaid, management services fees. The promissory note had a maturity date of May 18, 2028, bore interest at a rate of 7.875% per annum and was convertible at the holder’s option into shares of our common stock at a conversion price of $2.00 per share. Prior to the closing of the Company’s initial public offering, PAVmed converted outstanding principal amount of the promissory note into 15,803,200 shares of the Company’s common stock as provided in the promissory note.

Esocure

On April 11, 2022, PAVmed and the Company entered into a license agreement pursuant to which PAVmed agreed to license to the Company certain intellectual property rights relating to technology that may be used to develop and commercialize an esophageal ablation device that can be used to treat dysplastic Barrett’s Esophagus before it can progress to adenocarcinoma of the esophagus. In consideration of PAVmed’s agreement to license this technology to the Company, the Company agreed to make certain royalty payments to PAVmed based on net sales generated from any licensed products sold by the Company that incorporate the licensed technology. The term of the license continues until such time as the Company determines it wishes to abandon the commercialization of the licensed technology or such other time as may be mutually agreed by PAVmed and the Company.

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CapNostics Assignment

On April 11, 2022, PAVmed Subsidiary Corp., a wholly-owned subsidiary of PAVmed (“SubCo”), and the Company entered into an assignment agreement pursuant to which SubCo assigned to the Company 100% of the equity interests of CapNostics, LLC (“CapNostics”), which was acquired by SubCo in October 2021 and which manufactures EsophaCap – a U.S. FDA 510(k)-cleared and European CE Mark certified, non-endoscopic esophageal cell collection device. In connection with such assignment, SubCo also assigned to the Company certain commercial and other agreements SubCo had entered into related to CapNostics. In consideration of such assignment, the Company paid SubCo an amount equal to the purchase price paid by SubCo to acquire CapNostics, and also reimbursed SubCo for certain expenses incurred by SubCo related to CapNostics during the period of time following such acquisition.

Consulting Agreements

The three physician inventors of the EsoGuard and EsoCheck technology each entered into consulting agreements with the Company concurrent with the execution of the License Agreement, to continue to support the development of the EsoGuard and EsoCheck technology. In addition to cash compensation at a contractual rate of $500 per hour (subject to a daily maximum of $4,000), and travel time at a rate of $200 per hour, additional compensation under each such consulting agreement included: the grant of stock options under the 2018 Plan to each individual to purchase 100,000 shares of common stock at an exercise price of $0.50 per share; and, the grant under PAVmed’s 2014 Long Term Incentive Equity Plan of stock options to each individual to purchase 25,000 shares of PAVmed common stock at an exercise price of $1.59 per share. The Company also reimburses the physician inventors for all customary, reasonable, and necessary expenses incurred by them in the performance of the consulting services. The consulting agreements include provisions protecting the Company’s confidential information and intellectual property. The initial term of the consulting agreements expired on May 12, 2021 but were renewed effective that date. In conjunction with the renewal, each physician inventor was granted an additional 50,000 shares of PAVmed common stock at an exercise price of $6.41 per share. The Company paid or accrued a total of approximately $0.2 million and $0.1 million in the years ended December 31, 2021 and 2020, respectively under the consulting agreements.

Prior to becoming an employee of PAVmed and member of the Company’s management team, David Wurtman, M.D. was party to a consulting agreement with the Company. Dr. Wurtman’s agreement provided for him to act as a medical expert for the Company. Pursuant to his agreement, for the period from August 1 until December 31, 2018, Dr. Wurtman was paid $80,749 in consulting fees. For the period from January 1, 2019, until his employment by PAVmed on February 18, 2019, Dr. Wurtman was paid $49,720 in consulting fees by us.

In connection with Dr. Wurtman’s resignation as Chief Medical Officer of the Company effective as of March 31, 2022, the Company entered into a separation agreement with Dr. Wurtman, pursuant to which 100% of his outstanding stock options immediately vested and the Company agreed to enter into a consulting agreement with him. The stock options expire on June 30, 2022. The consulting agreement commences on May 1, 2022, has a term of six months and provides for a fee of $10,000 per month.

Expense Reimbursements

The Company will reimburse its management team and their affiliates for any reasonable out-of-pocket business expenses incurred by them in connection with activities on the Company’s behalf. There is no limit on the amount of accountable out-of-pocket expenses reimbursable by the Company, which will be reviewed only by the Board or a court of competent jurisdiction if such reimbursement is challenged.

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Founders

PAVmed and CWRU may be deemed to be our “founders” and “promoters,” as those terms are defined under the federal securities laws.

Related Party Policy

Our Code of Ethics requires that we avoid, wherever possible, all related party transactions that could result in actual or potential conflicts of interests, except under guidelines approved by the Board of Directors. Related party transactions are defined under SEC rules as transactions in which (1) the aggregate amount involved will or may be expected to exceed the lesser of $120,000 or one percent of the average of our total assets at year-end for the last two completed fiscal years, (2) we or any of our subsidiaries is a participant, and (3) any (a) executive officer, director or nominee for election as a director, (b) greater than 5% beneficial owner of our shares of common stock, or (c) immediate family member, of the persons referred to in clauses (a) and (b), has or will have a direct or indirect material interest (other than solely as a result of being a director or a less than 10% beneficial owner of another entity). A conflict-of-interest situation can arise when a person takes actions or has interests that may make it difficult to perform his or her work objectively and effectively. Conflicts of interest may also arise if a person, or a member of his or her family, receives improper personal benefits as a result of his or her position.

All future and ongoing related party transactions (as defined under SEC rules and described above) will require prior review and approval by the audit committee, which will have access, at our expense, to our attorneys or independent legal counsel. We will not enter into any such transaction without the approval of the audit committee. The audit committee will consider all relevant factors when determining whether to approve a related party transaction, including whether the related party transaction is on terms no less favorable than terms generally available to an unaffiliated third-party under the same or similar circumstances and the extent of the related party’s interest in the transaction.

No director may participate in the approval of any transaction in which he is a related party, but that director is required to provide the other members of the Board of Directors with all material information concerning the transaction. Additionally, we require each of our directors and executive officers to complete a directors’ and officers’ questionnaire that elicits information about related party transactions.

These procedures are intended to determine whether any such related party transaction impairs the independence of a director or presents a conflict of interest on the part of a director, employee, or officer.

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DISCRETIONARY VOTING OF PROXIES ON OTHER MATTERS

The Company does not intend to bring before the Annual Meeting any matters other than those specified in the Notice of the Annual Meeting, and the Company does not know of any business which persons other than the Board intend to present at the Annual Meeting. Should any business requiring a vote of the stockholders, which is not specified in the notice, properly come before the Annual Meeting, the proxy holders specified in this proxy statement and in the accompanying proxy card intend to vote the shares represented by them in accordance with their best judgment.

STOCKHOLDER PROPOSALS AND NOMINATIONS

The Company intends to hold its 2023 annual meeting of stockholders on June 29, 2023. A proposal that a stockholder intends to present at the 2023 annual meeting of stockholders and wishes to be considered for inclusion in the Company’s proxy materials must be received no later than January 2, 2023. All proposals must comply with Rule 14a-8 under the Exchange Act.

The Company’s bylaws contain provisions intended to promote the efficient functioning of stockholder meetings. Some of the provisions require advance notice to the Company of stockholder proposals or director nominations to be considered at an annual meeting. Under the Company’s bylaws, in order to properly bring stockholder proposals or director nominations before an annual meeting, even if the stockholder does not intend to include such proposal in the Company’s proxy materials, the stockholder must deliver written notice of such proposal or nomination to the Secretary not less than 60 days nor more than 90 days prior to the meeting; provided, however, that in the event that less than 70 days’ notice or prior public disclosure of the date of the annual meeting is given or made to stockholders, notice by a stockholder, to be timely, must be received no later than the close of business on the 10th day following the day on which such notice of the date of the annual meeting was mailed or such public disclosure was made. Accordingly, for the 2023 annual meeting of stockholders, this notice must be received no earlier than March 31, 2023 and no later than April 30, 2023. A notice of a stockholder proposal or director nomination must include the information set forth in the Company’s bylaws. Stockholder proposals and director nominations should be addressed to Secretary, Lucid Diagnostics Inc., One Grand Central Place, Suite 4600, New York, New York 10165.

Dated May 2, 2022

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ANNEX A

Lucid Diagnostics Inc.

Amended and Restated 2018 Long-Term Incentive Equity Plan

Section 1. Purpose; Definitions.

1.1. Purpose. The purpose of the Lucid Diagnostics Inc. 2018 Long-Term Incentive Equity Plan (“Plan”) is to enable Lucid Diagnostics Inc. (the “Company”) to offer to its employees, officers, directors and consultants whose past, present and/or potential future contributions to the Company and its Subsidiaries have been, are or will be important to the success of the Company, an opportunity to acquire a proprietary interest in the Company. The various types of long-term incentive awards that may be provided under the Plan will enable the Company to respond to changes in compensation practices, tax laws, accounting regulations and the size and diversity of its businesses.

1.2. Definitions. For purposes of the Plan, the following terms shall be defined as set forth below:

(a) “Agreement” means the agreement between the Company and the Holder, or such other document as may be determined by the Committee, setting forth the terms and conditions of an award under the Plan.

(b) “Board” means the Board of Directors of the Company.

(c) “Cause” means (a) the meaning of such term as set forth in the applicable Service Agreement or (b) if no Service Agreement exists, (i) the commission of, or plea of guilty or no contest to, a felony or a crime involving moral turpitude or the commission of any other act involving willful malfeasance or material fiduciary breach with respect to the Company or an affiliate; (ii) conduct that results in or is reasonably likely to result in harm to the reputation or business of the Company or any of its affiliates; (iii) gross negligence or willful misconduct with respect to the Company or an affiliate; or (iv) material violation of state or federal securities laws.

(d) “Change of Control” means (a) a transaction or series of related transactions in which a person or entity, or a group of related persons or entities (other than any shareholders or any affiliates thereof), acquires shares representing more than fifty percent (50%) of the outstanding voting power of the Company, (b) a merger or consolidation in which the Company is a constituent party or a subsidiary of the Company is a constituent party and the Company issues shares of its Common Stock pursuant to such merger or consolidation, except any such merger or consolidation involving the Company or a subsidiary in which the shares of Common Stock outstanding immediately prior to such merger or consolidation continue to represent, or are converted into or exchanged for shares of capital stock that represent, immediately following such merger or consolidation, at least a majority, by voting power, of the capital stock of (i) the surviving or resulting corporation or (ii) if the surviving or resulting corporation is a wholly owned subsidiary of another corporation immediately following such merger or consolidation, the parent corporation of such surviving or resulting corporation, or (c) the sale, lease, transfer, exclusive license or other disposition, in a single transaction or series of related transactions, by the Company or any Subsidiary of all or substantially all the assets of the Company and its Subsidiaries taken as a whole, or the sale or disposition (whether by merger or otherwise) of one or more Subsidiaries if all or substantially all of the assets of the Company and its Subsidiaries taken as a whole are held by such Subsidiary or Subsidiaries, except where such sale, lease, transfer, exclusive license or other disposition is to a wholly-owned Subsidiary.

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(e) “Code” means the Internal Revenue Code of 1986, as amended from time to time.

(f) “Committee” means the committee of the Board designated to administer the Plan as provided in Section 2.1. If no Committee is so designated, then all references in this Plan to “Committee” shall mean the Board.

(g) “Common Stock” means the Common Stock of the Company, par value $0.001 per share.

(h) “Company” means Lucid Diagnostics Inc., a corporation organized under the laws of the State of Delaware.

(i) “Disability” means physical or mental impairment as determined under procedures established by the Committee for purposes of the Plan.

(j) “Effective Date” means the date determined pursuant to Section 11.1.

(k) “Fair Market Value,” unless otherwise required by any applicable provision of the Code or any regulations issued thereunder, means, as of any given date: (i) if the Common Stock is listed on a national securities exchange or any other trading or quotation system, the last sale price of the Common Stock in the principal trading market for the Common Stock on such date, as reported by such exchange or trading or quotation system; (ii) if the fair market value of the Common Stock cannot be determined pursuant to clause (i) above, such price as the Committee shall determine, in good faith.

(l) “Holder” means a person who has received an award under the Plan.

(m) “Incentive Stock Option” means any Stock Option intended to be and designated as an “incentive stock option” within the meaning of Section 422 of the Code.

(n) “Non-qualified Stock Option” means any Stock Option that is not an Incentive Stock Option.

(o) “Normal Retirement” means retirement from active employment with the Company or any Subsidiary on or after such age which may be designated by the Committee as “retirement age” for any particular Holder. If no age is designated, it shall be 65.

(p) “Other Stock-Based Award” means an award under Section 9 that is valued in whole or in part by reference to, or is otherwise based upon, Common Stock.

(q) “Parent” means any present or future “parent corporation” of the Company, as such term is defined in Section 424(e) of the Code.

(r) “Plan” means the Lucid Diagnostics Inc. 2018 Long-Term Incentive Equity Plan, as hereinafter amended from time to time.

(s) “Repurchase Value” shall mean the Fair Market Value if the award to be settled under Section 2.2(e) or repurchased under Section 5.2(k) or 9.2 is comprised of shares of Common Stock and the difference between Fair Market Value and the Exercise Price (if lower than Fair Market Value) if the award is a Stock Option or Stock Appreciation Right; in each case, multiplied by the number of shares subject to the award.

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(t) “Restricted Stock” means Common Stock received under an award made pursuant to Section 7 that is subject to restrictions under Section 7.

(u) “SAR Value” means the excess of the Fair Market Value (on the exercise date) over (a) the exercise price that the participant would have otherwise had to pay to exercise the related Stock Option or (b) if a Stock Appreciation Right is granted unrelated to a Stock Option, the Fair Market Value of a share of Common Stock on the date of grant of the Stock Appreciation Right, in either case, multiplied by the number of shares for which the Stock Appreciation Right is exercised.

(v) “Service Agreement” means the employment agreement or other service agreement with the Company by which a Holder is bound.

(w) “Stock Appreciation Right” means the right to receive from the Company, without a cash payment to the Company, a number of shares of Common Stock equal to the SAR Value divided by the Fair Market Value (on the exercise date).

(x) “Stock Option” or “Option” means any option to purchase shares of Common Stock which is granted pursuant to the Plan.

(y) “Subsidiary” means any present or future “subsidiary corporation” of the Company, as such term is defined in Section 424(f) of the Code.

(z) “Vest” means to become exercisable or to otherwise obtain ownership rights in an award.

Section 2. Administration.

2.1. Committee Membership. The Plan shall be administered by the Board or a Committee. Committee members shall serve for such term as the Board may in each case determine and shall be subject to removal at any time by the Board.

2.2. Powers of Committee. The Committee shall have full authority to award, pursuant to the terms of the Plan: (i) Stock Options, (ii) Stock Appreciation Rights, (iii) Restricted Stock, and/or (iv) Other Stock-Based Awards. For purposes of illustration and not of limitation, the Committee shall have the authority (subject to the express provisions of this Plan):

(a) to select the officers, employees, directors and consultants of the Company or any Subsidiary to whom Stock Options, Stock Appreciation Rights, Restricted Stock and/or Other Stock-Based Awards may from time to time be awarded hereunder;

(b) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any award granted hereunder (including, but not limited to, number of shares, share exercise price or types of consideration paid upon exercise of such options, such as other securities of the Company or other property, any restrictions or limitations, and any vesting, exchange, surrender, cancellation, acceleration, termination, exercise or forfeiture provisions, as the Committee shall determine);

(c) to determine any specified performance goals or such other factors or criteria which need to be attained for the vesting of an award granted hereunder;

(d) to determine the terms and conditions under which awards granted hereunder are to operate on a tandem basis and/or in conjunction with or apart from other equity awarded under this Plan and cash and non-cash awards made by the Company or any Subsidiary outside of this Plan; and

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(e) to make payments and distributions with respect to awards (i.e., to “settle” awards) through cash payments in an amount equal to the Repurchase Value.

The Committee may not modify or amend any outstanding Option or Stock Appreciation Right to reduce the exercise price of such Option or Stock Appreciation Right, as applicable, below the exercise price as of the date of grant of such Option or Stock Appreciation Right. In addition, no Option or Stock Appreciation Right may be granted in exchange for the cancellation or surrender of an Option or Stock Appreciation Right or other award having a higher exercise price.

Notwithstanding anything to the contrary, the Committee shall not grant to any one non-employee director, in any one calendar year, awards for more than 10% of the total number of Shares (as defined below) issued and available for issuance under the Plan, in the aggregate.

2.3. Interpretation of Plan.

(a) Committee Authority. Subject to Section 10, the Committee shall have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall from time to time deem advisable to interpret the terms and provisions of the Plan and any award issued under the Plan (and to determine the form and substance of all agreements relating thereto), and to otherwise supervise the administration of the Plan. Subject to Section 10, all decisions made by the Committee pursuant to the provisions of the Plan shall be made in the Committee’s sole discretion and shall be final and binding upon all persons, including the Company, its Subsidiaries and Holders.

(b) Incentive Stock Options. Anything in the Plan to the contrary notwithstanding, no term or provision of the Plan relating to Incentive Stock Options (including but not limited to Stock Appreciation rights granted in conjunction with an Incentive Stock Option) or any Agreement providing for Incentive Stock Options shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be so exercised, so as to disqualify the Plan under Section 422 of the Code or, without the consent of the Holder(s) affected, to disqualify any Incentive Stock Option under such Section 422.

Section 3. Stock Subject to Plan.

3.1. Number of Shares. The total number of shares of Common Stock reserved and available for issuance under the Plan shall be 9,144,000 shares (“Shares”), subject to adjustment pursuant to Section 3.3 and the annual increase set forth in this Section 3.1. The Shares may consist, in whole or in part, of authorized and unissued shares or treasury shares. In addition, and notwithstanding the limit in the first sentence of this Section 3.1, the total number of Shares reserved and available for issuance under the Plan will automatically increase on January 1st of each year, for a period of not more than ten years, commencing on January 1, 2023 and ending on (and including) January 1, 2032, in an amount equal to 6% of the total number of shares of Common Stock outstanding on December 31st of the preceding calendar year. Notwithstanding the foregoing, the Board may act prior to January 1st of a given year to provide that there will be no January 1st increase in the total number of Shares for such year or that the increase in the total number of Shares for such year will be a lesser number of shares of Common Stock than would otherwise occur pursuant to the preceding sentence.

3.2. Section 422 Limit. Any annual increases to the number of Shares reserved and available for issuance under the Plan pursuant to Section 3.1 will not apply to Shares to be issued under Incentive Stock Options. No more than 9,144,000 Shares (subject to adjustment pursuant to Section 3.3) may be issued under the Plan upon the exercise of Incentive Stock Options.

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3.3. Reversion of Shares. If any shares of Common Stock that have been granted pursuant to a Stock Option cease to be subject to a Stock Option, or if any shares of Common Stock that are subject to any Stock Appreciation Right, Restricted Stock award or Other Stock-Based Award granted hereunder are forfeited, or any such award otherwise terminates without a payment being made to the Holder in the form of Common Stock, such shares shall again be available for distribution in connection with future grants and awards under the Plan. Shares of Common Stock that are surrendered by a Holder or withheld by the Company as full or partial payment in connection with any award under the Plan, as well as any shares of Common Stock surrendered by a Holder or withheld by the Company or one of its Subsidiaries to satisfy the tax withholding obligations related to any award under the Plan, shall not be available for subsequent awards under the Plan.

3.4. Adjustment Upon Changes in Capitalization, Etc. In the event of any common stock dividend payable on shares of Common Stock, Common Stock split or reverse split, combination or exchange of shares of Common Stock, or other extraordinary or unusual event which results in a change in the shares of Common Stock of the Company as a whole, the Committee shall determine, in its sole discretion, whether such change equitably requires an adjustment in the terms of any award in order to prevent dilution or enlargement of the benefits available under the Plan (including number of shares subject to the award and the exercise price), in the aggregate number of shares reserved for issuance under the Plan, or in the aggregate number of shares that may be issued pursuant to Incentive Stock Options under the Plan. Any such adjustments will be made by the Committee, whose determination will be final, binding and conclusive.

Section 4. Eligibility.

Awards may be made or granted to employees, officers, directors and consultants who are deemed to have rendered or to be able to render significant services to the Company or its Subsidiaries and who are deemed to have contributed or to have the potential to contribute to the success of the Company. No Incentive Stock Option shall be granted to any person who is not an employee of the Company or an employee of a Subsidiary at the time of grant or so qualified as set forth in the immediately preceding sentence. Notwithstanding the foregoing, an award may also be made or granted to a person in connection with his hiring or retention, or at any time on or after the date he reaches an agreement (oral or written) with the Company with respect to such hiring or retention, even though it may be prior to the date the person first performs services for the Company or its Subsidiaries; provided, however, that no portion of any such award shall vest prior to the date the person first performs such services and the date of grant shall be deemed to be the date hiring or retention commences.

Section 5. Stock Options.

5.1. Grant and Exercise. Stock Options granted under the Plan may be of two types: (i) Incentive Stock Options and (ii) Non-qualified Stock Options. Any Stock Option granted under the Plan shall contain such terms, not inconsistent with this Plan, or with respect to Incentive Stock Options, not inconsistent with the Plan and the Code, as the Committee may from time to time approve. The Committee shall have the authority to grant Incentive Stock Options or Non-qualified Stock Options, or both types of Stock Options which may be granted alone or in addition to other awards granted under the Plan. To the extent that any Stock Option intended to qualify as an Incentive Stock Option does not so qualify, it shall constitute a separate Non-qualified Stock Option.

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5.2. Terms and Conditions. Stock Options granted under the Plan shall be subject to the following terms and conditions:

(a) Option Term. The term of each Stock Option shall be fixed by the Committee; provided, however, that an Incentive Stock Option may be granted only within the ten-year period commencing from the Effective Date and may only be exercised within ten years of the date of grant (or five years in the case of an Incentive Stock Option granted to an optionee who, at the time of grant, owns Common Stock possessing more than 10% of the total combined voting power of all classes of voting stock of the Company (“10% Shareholder”)).

(b) Exercise Price. The exercise price per share of Common Stock purchasable under a Stock Option shall be determined by the Committee at the time of grant and may not be less than 100% of the Fair Market Value on the date of grant (or, if greater, the par value of a share of Common Stock); provided, however, that the exercise price of an Incentive Stock Option granted to a 10% Shareholder will not be less than 110% of the Fair Market Value on the date of grant.

(c) Exercisability. Stock Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee. The Committee intends generally to provide that Stock Options be exercisable only in installments, i.e., that they vest over time, typically over a four-year period. The Committee may waive such installment exercise provisions at any time at or after the time of grant in whole or in part, based upon such factors as the Committee determines. Notwithstanding the foregoing, in the case of an Incentive Stock Option, the aggregate Fair Market Value (on the date of grant of the Option) with respect to which Incentive Stock Options become exercisable for the first time by a Holder during any calendar year (under all such plans of the Company and its Parent and Subsidiaries) shall not exceed $100,000.

(d) Method of Exercise. Subject to whatever installment, exercise and waiting period provisions are applicable in a particular case, Stock Options may be exercised in whole or in part at any time during the term of the Option by giving written notice of exercise to the Company specifying the number of shares of Common Stock to be purchased. Such notice shall be accompanied by payment in full of the purchase price, which shall be in cash or, if provided in the Agreement, either in shares of Common Stock (including Restricted Stock and other contingent awards under this Plan) or partly in cash and partly in such Common Stock, or such other means which the Committee determines are consistent with the Plan’s purpose and applicable law. Cash payments shall be made by wire transfer, certified or bank check or personal check, in each case payable to the order of the Company; provided, however, that the Company shall not be required to deliver certificates for shares of Common Stock with respect to which an Option is exercised until the Company has confirmed the receipt of good and available funds in payment of the purchase price thereof (except that, in the case of an exercise arrangement approved by the Committee and described in the last sentence of this paragraph, payment may be made as soon as practicable after the exercise). The Committee may permit a Holder to elect to pay the Exercise Price upon the exercise of a Stock Option by irrevocably authorizing a third party to sell shares of Common Stock (or a sufficient portion of the shares) acquired upon exercise of the Stock Option and remit to the Company a sufficient portion of the sale proceeds to pay the entire Exercise Price and any tax withholding resulting from such exercise. The Committee may also permit a Holder to pay the Exercise Price upon exercise of a Stock Option pursuant to net exercise procedures as determined by the Committee.

(e) Stock Payments. Payments in the form of Common Stock shall be valued at the Fair Market Value on the date of exercise. Such payments shall be made by delivery of stock certificates in negotiable form that are effective to transfer good and valid title thereto to the Company, free of any liens or encumbrances.

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(f) Transferability. Except as may be set forth in the next sentence of this Section or in the Agreement, no Stock Option shall be transferable by the Holder other than by will or by the laws of descent and distribution, and all Stock Options shall be exercisable, during the Holder’s lifetime, only by the Holder (or, to the extent of legal incapacity or incompetency, the Holder’s guardian or legal representative). Notwithstanding the foregoing, a Holder, with the approval of the Committee, may transfer a Non-Qualified Stock Option (i) (A) by gift, for no consideration, or (B) pursuant to a domestic relations order, in either case, to or for the benefit of the Holder’s “Immediate Family” (as defined below), or (ii) to an entity in which the Holder and/or members of Holder’s Immediate Family own more than fifty percent of the voting interest, subject to such limits as the Committee may establish and the execution of such documents as the Committee may require, and the transferee shall remain subject to all the terms and conditions applicable to the Non-Qualified Stock Option prior to such transfer. The term “Immediate Family” shall mean any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law, including adoptive relationships, any person sharing the Holder’s household (other than a tenant or employee), a trust in which these persons have more than fifty percent beneficial interest, and a foundation in which these persons (or the Holder) control the management of the assets. The Committee may, in its sole discretion, permit transfer of an Incentive Stock Option in a manner consistent with applicable tax and securities law upon the Holder’s request.

(g) Termination by Reason of Death. If a Holder’s employment by, or association with, the Company or a Subsidiary terminates by reason of death, any Stock Option held by such Holder, unless otherwise determined by the Committee and set forth in the Agreement, shall thereupon automatically terminate, except that the portion of such Stock Option that has vested on the date of death may thereafter be exercised by the legal representative of the estate or by the legatee of the Holder under the will of the Holder, for a period of one year (or such other greater or lesser period as the Committee may specify in the Agreement) from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is shorter.

(h) Termination by Reason of Disability. If a Holder’s employment by, or association with, the Company or any Subsidiary terminates by reason of Disability, any Stock Option held by such Holder, unless otherwise determined by the Committee and set forth in the Agreement, shall thereupon automatically terminate, except that the portion of such Stock Option that has vested on the date of termination may thereafter be exercised by the Holder for a period of one year (or such other greater or lesser period as the Committee may specify in the Agreement) from the date of such termination or until the expiration of the stated term of such Stock Option, whichever period is shorter.

(i) Termination by Reason of Normal Retirement. Subject to the provisions of Section 12.3, if such Holder’s employment by, or association with, the Company or any Subsidiary terminates due to Normal Retirement, any Stock Option held by such Holder, unless otherwise determined by the Committee and set forth in the Agreement, shall thereupon automatically terminate, except that the portion of such Stock Option that has vested on the date of termination may thereafter be exercised by the Holder for a period of one year (or such other greater or lesser period as the Committee may specify in the Agreement) from the date of such termination or until the expiration of the stated term of such Stock Option, whichever period is shorter.

(j) Other Termination. Subject to the provisions of Section 12.3, if such Holder’s employment by, or association with, the Company or any Subsidiary terminates for any reason other than death, Disability or Normal Retirement, any Stock Option held by such Holder, unless otherwise determined by the Committee and set forth in the Agreement, shall thereupon automatically terminate, except that, if the Holder’s employment is terminated by the Company or a Subsidiary without cause, the portion of such Stock Option that has vested on the date of termination may thereafter be exercised by the Holder for a period of three months (or such other greater or lesser period as the Committee may specify in the Agreement) from the date of such termination or until the expiration of the stated term of such Stock Option, whichever period is shorter.

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(k) Buyout and Settlement Provisions. The Committee may at any time, in its sole discretion, offer to repurchase a Stock Option previously granted, at a purchase price not to exceed the Repurchase Value, based upon such terms and conditions as the Committee shall establish and communicate to the Holder at the time that such offer is made.

(l) Rights as Shareholder. A Holder shall have none of the rights of a Shareholder with respect to the shares subject to the Option until such shares shall be transferred to the Holder upon the exercise of the Option.

Section 6. Stock Appreciation Rights.

6.1. Grant and Exercise. Subject to the terms and conditions of the Plan, the Committee may grant Stock Appreciation Rights in tandem with an Option or alone and unrelated to an Option. The Committee may grant Stock Appreciation Rights to participants who have been or are being granted Stock Options under the Plan as a means of allowing such participants to exercise their Stock Options without the need to pay the exercise price in cash. In the case of a Non-qualified Stock Option, a Stock Appreciation Right may be granted either at or after the time of the grant of such Non-qualified Stock Option. In the case of an Incentive Stock Option, a Stock Appreciation Right may be granted only at the time of the grant of such Incentive Stock Option.

6.2. Terms and Conditions. Stock Appreciation Rights shall be subject to the following terms and conditions:

(a) Exercisability. Stock Appreciation Rights shall be exercisable as shall be determined by the Committee and set forth in the Agreement, subject, for Stock Appreciation Rights granted in tandem with an Incentive Stock Option, to the limitations, if any, imposed by the Code with respect to related Incentive Stock Options.

(b) Termination. All or a portion of a Stock Appreciation Right granted in tandem with a Stock Option shall terminate and shall no longer be exercisable upon the termination or after the exercise of the applicable portion of the related Stock Option.

(c) Method of Exercise. Stock Appreciation Rights shall be exercisable upon such terms and conditions as shall be determined by the Committee and set forth in the Agreement and, for Stock Appreciation Rights granted in tandem with a Stock Option, by surrendering the applicable portion of the related Stock Option. Upon exercise of all or a portion of a Stock Appreciation Right and, if applicable, surrender of the applicable portion of the related Stock Option, the Holder shall be entitled to receive a number of shares of Common Stock equal to the SAR Value divided by the Fair Market Value on the date the Stock Appreciation Right is exercised.

(d) Shares Available Under Plan. The granting of a Stock Appreciation Right in tandem with a Stock Option shall not affect the number of shares of Common Stock available for awards under the Plan. The number of shares available for awards under the Plan will, however, be reduced by the number of shares of Common Stock acquirable upon exercise of the Stock Option to which such Stock Appreciation Right relates.

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Section 7. Restricted Stock.

7.1. Grant. Shares of Restricted Stock may be awarded either alone or in addition to other awards granted under the Plan. The Committee shall determine the eligible persons to whom, and the time or times at which, grants of Restricted Stock will be awarded, the number of shares to be awarded, the price (if any) to be paid by the Holder, the time or times within which such awards may be subject to forfeiture (“Restriction Period”), the vesting schedule and rights to acceleration thereof and all other terms and conditions of the awards.

7.2. Terms and Conditions. Each Restricted Stock award shall be subject to the following terms and conditions:

(a) Certificates. Restricted Stock, when issued, will be represented by a stock certificate or certificates registered in the name of the Holder to whom such Restricted Stock shall have been awarded. During the Restriction Period, certificates representing the Restricted Stock and any securities constituting Retained Distributions (as defined below) shall bear a legend to the effect that ownership of the Restricted Stock (and such Retained Distributions) and the enjoyment of all rights appurtenant thereto are subject to the restrictions, terms and conditions provided in the Plan and the Agreement. Such certificates shall be deposited by the Holder with the Company, together with stock powers or other instruments of assignment, each endorsed in blank, which will permit transfer to the Company of all or any portion of the Restricted Stock and any securities constituting Retained Distributions that shall be forfeited or that shall not become vested in accordance with the Plan and the Agreement.

(b) Rights of Holder. Restricted Stock shall constitute issued and outstanding shares of Common Stock for all corporate purposes. The Holder will have the right to vote such Restricted Stock and to exercise all other rights, powers and privileges of a holder of Common Stock with respect to such Restricted Stock, with the exceptions that (i) the Holder will not be entitled to delivery of the stock certificate or certificates representing such Restricted Stock until the Restriction Period shall have expired and unless all other vesting requirements with respect thereto shall have been fulfilled; (ii) the Company will retain custody of the stock certificate or certificates representing the Restricted Stock during the Restriction Period; (iii) the Company will retain custody of all dividends and distributions (“Retained Distributions”) made, paid or declared with respect to the Restricted Stock (and such Retained Distributions will be subject to the same restrictions, terms and conditions as are applicable to the Restricted Stock) until such time, if ever, as the Restricted Stock with respect to which such Retained Distributions shall have been made, paid or declared shall have become vested and with respect to which the Restriction Period shall have expired; and (iv) a breach of any of the restrictions, terms or conditions contained in this Plan or the Agreement or otherwise established by the Committee with respect to any Restricted Stock or Retained Distributions will cause a forfeiture of such Restricted Stock and any Retained Distributions with respect thereto.

(c) Vesting; Forfeiture. Upon the expiration of the Restriction Period with respect to each award of Restricted Stock and the satisfaction of any other applicable restrictions, terms and conditions (i) all or part of such Restricted Stock shall become vested in accordance with the terms of the Agreement, and (ii) any Retained Distributions with respect to such Restricted Stock shall become vested to the extent that the Restricted Stock related thereto shall have become vested. Any such Restricted Stock and Retained Distributions that do not vest shall be forfeited to the Company and the Holder shall not thereafter have any rights with respect to such Restricted Stock and Retained Distributions that shall have been so forfeited.

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Section 8. Other Stock-Based Awards.

Other Stock-Based Awards may be awarded, subject to limitations under applicable law, that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, shares of Common Stock, as deemed by the Committee to be consistent with the purposes of the Plan, including, without limitation, purchase rights, shares of Common Stock awarded which are not subject to any restrictions or conditions, convertible or exchangeable debentures, or other rights convertible into shares of Common Stock and awards valued by reference to the value of securities of or the performance of specified Subsidiaries. These other stock-based awards may include performance shares or options, whose award is tied to specific performance criteria. Other Stock-Based Awards may be awarded either alone or in addition to or in tandem with any other awards under this Plan or any other plan of the Company. Each other Stock-Based Award shall be subject to such terms and conditions as may be determined by the Committee.

Section 9. Accelerated Vesting and Exercisability.

9.1. Approved Transactions. The Committee may, in the event of a Change of Control, (i) accelerate the vesting of any and all Stock Options and other awards granted and outstanding under the Plan, (ii) require a Holder of any award granted under this Plan to relinquish such award to the Company upon the tender by the Company to Holder of cash in an amount equal to the Repurchase Value of such award, (iii) cancel any Stock Option in exchange for a substitute option in a manner consistent with the requirements of Treas. Reg. §1.424-1(a) (notwithstanding the fact that the original Stock Option may never have been intended to satisfy the requirements for treatment as an Incentive Stock Option) or (iv) cancel any Restricted Stock in exchange for restricted stock of any successor corporation. For this purpose, gross fair market value means the value of the assets of the Company, or the value of the assets being disposed of, determined without regard to any liabilities associated with such assets.

9.2. Code Section 409A. Notwithstanding any provisions of this Plan or any award granted hereunder to the contrary, no acceleration shall occur with respect to any award to the extent such acceleration would cause the Plan or an award granted hereunder to fail to comply with Code Section 409A.

Section 10. Amendment and Termination.

The Board may at any time, and from time to time, amend alter, suspend or discontinue any of the provisions of the Plan, but no amendment, alteration, suspension or discontinuance shall be made that would impair the rights of a Holder under any Agreement theretofore entered into hereunder, without the Holder’s consent, except as set forth in this Plan.

Section 11. Term of Plan.

11.1. Effective Date. The Effective Date of the Plan shall be the date on which the Plan is adopted by the Board. Awards may be granted under the Plan at any time after the Effective Date and before the date fixed herein for termination of the Plan; provided, however, that if the Plan is not approved by the affirmative vote of the holders of a majority of the Common Stock cast at a duly held stockholders’ meeting at which a quorum is, either in person or by proxy, present and voting within one year from the Effective Date, then (i) no Incentive Stock Options may be granted hereunder and (ii) all Incentive Stock Options previously granted hereunder shall be automatically converted into Non-qualified Stock Options.

11.2. Termination Date. Unless terminated by the Board, this Plan shall continue to remain effective until such time as no further awards may be granted and all awards granted under the Plan are no longer outstanding. Notwithstanding the foregoing, grants of Incentive Stock Options may be made only during the ten-year period beginning on the Effective Date.

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Section 12. General Provisions.

12.1. Written Agreements. Each award granted under the Plan shall be confirmed by, and shall be subject to the terms of, the Agreement executed by the Company and the Holder, or such other document as may be determined by the Committee. The Committee may terminate any award made under the Plan if the Agreement relating thereto is not executed and returned to the Company within 10 days after the Agreement has been delivered to the Holder for his or her execution.

12.2. Unfunded Status of Plan. The Plan is intended to constitute an “unfunded” plan for incentive and deferred compensation. With respect to any payments not yet made to a Holder by the Company, nothing contained herein shall give any such Holder any rights that are greater than those of a general creditor of the Company.

12.3. Employees.

(a) Engaging in Competition With the Company; Solicitation of Customers and Employees; Disclosure of Confidential Information. If a Holder’s employment by, or association with, the Company or a Subsidiary is terminated for any reason whatsoever, and within 12 months after the date thereof such Holder either (i) accepts employment with any competitor of, or otherwise engages in competition with, the Company or any of its Subsidiaries, (ii) solicits any customers or employees of the Company or any of its Subsidiaries to do business with or render services to the Holder or any business with which the Holder becomes affiliated or to which the Holder renders services or (iii) uses or discloses to anyone outside the Company any confidential information or material of the Company or any of its Subsidiaries in violation of the Company’s policies or any agreement between the Holder and the Company or any of its Subsidiaries, the Committee, in its sole discretion, may require such Holder to return to the Company the economic value of any award that was realized or obtained by such Holder at any time during the period beginning on the date that is six months prior to the date such Holder’s employment by, or association with, the Company or such Subsidiary is terminated; provided, however, that if the Holder is a resident of the State of California, such right must be exercised by the Company for cash within six months after the date of termination of the Holder’s service to the Company or within six months after exercise of the applicable Stock Option, whichever is later. In such event, Holder agrees to remit to the Company, in cash, an amount equal to the difference between the Fair Market Value of the Shares on the date of termination (or the sales price of such Shares if the Shares were sold during such six month period) and the price the Holder paid the Company for such Shares.

(b) Termination for Cause. If a Holder’s employment by, or association with, the Company or a Subsidiary is terminated for cause, the Committee may, in its sole discretion, require such Holder to return to the Company the economic value of any award that was realized or obtained by such Holder at any time during the period beginning on that date that is six months prior to the date such Holder’s employment by, or association with, the Company or such Subsidiary is terminated. In such event, Holder agrees to remit to the Company, in cash, an amount equal to the difference between the Fair Market Value of the Shares on the date of termination (or the sales price of such Shares if the Shares were sold during such six month period) and the price the Holder paid the Company for such Shares.

(c) No Right of Employment. Nothing contained in the Plan or in any award hereunder shall be deemed to confer upon any Holder who is an employee of the Company or any Subsidiary any right to continued employment with the Company or any Subsidiary, nor shall it interfere in any way with the right of the Company or any Subsidiary to terminate the employment of any Holder who is an employee at any time.

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12.4. Investment Representations; Company Policy. The Committee may require each person acquiring shares of Common Stock pursuant to a Stock Option or other award under the Plan to represent to and agree with the Company in writing that the Holder is acquiring the shares for investment without a view to distribution thereof. Each person acquiring shares of Common Stock pursuant to a Stock Option or other award under the Plan shall be required to abide by all policies of the Company in effect at the time of such acquisition and thereafter with respect to the ownership and trading of the Company’s securities.

12.5. Additional Incentive Arrangements. Nothing contained in the Plan shall prevent the Board from adopting such other or additional incentive arrangements as it may deem desirable, including, but not limited to, the granting of Stock Options and the awarding of Common Stock and cash otherwise than under the Plan; and such arrangements may be either generally applicable or applicable only in specific cases.

12.6. Withholding Taxes. Not later than the date as of which an amount must first be included in the gross income of the Holder for Federal income tax purposes with respect to any Stock Option or other award under the Plan, the Holder shall pay to the Company, or make arrangements satisfactory to the Committee regarding the payment of, any Federal, state and local taxes of any kind required by law to be withheld or paid with respect to such amount. If permitted by the Committee, tax withholding or payment obligations may be settled with Common Stock, including Common Stock that is part of the award that gives rise to the withholding requirement. The obligations of the Company under the Plan shall be conditioned upon such payment or arrangements and the Company or the Holder’s employer (if not the Company) shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the Holder from the Company or any Subsidiary.

12.7. Governing Law. The Plan and all awards made and actions taken thereunder shall be governed by and construed in accordance with the law of the State of Delaware (without regard to choice of law provisions).

12.8. Other Benefit Plans. Any award granted under the Plan shall not be deemed compensation for purposes of computing benefits under any retirement plan of the Company or any Subsidiary and shall not affect any benefits under any other benefit plan now or subsequently in effect under which the availability or amount of benefits is related to the level of compensation (unless required by specific reference in any such other plan to awards under this Plan).

12.9. Non-Transferability. Except as otherwise expressly provided in the Plan or the Agreement, no right or benefit under the Plan may be alienated, sold, assigned, hypothecated, pledged, exchanged, transferred, encumbranced or charged, and any attempt to alienate, sell, assign, hypothecate, pledge, exchange, transfer, encumber or charge the same shall be void.

12.10. Applicable Laws. The obligations of the Company with respect to all Stock Options and awards under the Plan shall be subject to (i) all applicable laws, rules and regulations and such approvals by any governmental agencies as may be required, including, without limitation, the Securities Act of 1933, as amended ( “Securities Act”), and (ii) the rules and regulations of any securities exchange on which the Common Stock may be listed.

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12.11. Conflicts. If any of the terms or provisions of the Plan or an Agreement conflict with the requirements of Section 422 of the Code, then such terms or provisions shall be deemed inoperative to the extent they so conflict with such requirements. Additionally, if this Plan or any Agreement does not contain any provision required to be included herein under Section 422 of the Code, such provision shall be deemed to be incorporated herein and therein with the same force and effect as if such provision had been set out at length herein and therein. If any of the terms or provisions of any Agreement conflict with any terms or provisions of the Plan, then such terms or provisions shall be deemed inoperative to the extent they so conflict with the requirements of the Plan. Additionally, if any Agreement does not contain any provision required to be included therein under the Plan, such provision shall be deemed to be incorporated therein with the same force and effect as if such provision had been set out at length therein.

12.12. Certain Awards Deferring or Accelerating the Receipt of Compensation. To the extent applicable, all awards granted, and all Agreements entered into, under the Plan are intended to comply with Section 409A of the Code, which was added by the American Jobs Creation Act of 2004 and relates to deferred compensation under nonqualified deferred compensation plans. The Committee, in administering the Plan, intends, and the parties entering into any Agreement intend, to restrict provisions of any awards that may constitute deferred receipt of compensation subject to Code Section 409A requirements to those consistent with this Section. The Board may amend the Plan to comply with Code Section 409A in the future.

12.13. Non-Registered Stock. The shares of Common Stock to be distributed under this Plan have not been, as of the Effective Date, registered under the Securities Act, or any applicable state or foreign securities laws and the Company has no obligation to any Holder to register the Common Stock or to assist the Holder in obtaining an exemption from the various registration requirements, or to list the Common Stock on a national securities exchange or any other trading or quotation system.

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ANNEX B

LUCID DIAGNOSTICS INC.

EMPLOYEE STOCK PURCHASE PLAN

(Effective as of November 9, 2021)

Effective as of the Effective Date, the Board (or an appropriate committee thereof) adopted this Plan, which shall govern all grants of Options made after the Effective Date.

1.	Purpose of the Plan. The purpose of this Plan is to encourage and enable Eligible Employees of the Company and certain of its Subsidiaries to acquire proprietary interests in the Company through the ownership of Shares. It is the intention of the Company to have this Plan and the Options granted pursuant to this Plan satisfy the requirements of Section 423 of the Code; provided, however, that the Administrator may also authorize the grant of Options under offerings of the Plan that are not intended to comply with the requirements of Section 423 of the Code, pursuant to any rules, procedures, agreements, appendices, or sub-plans adopted by the Administrator for such purpose (each, a “Non-423 Offering”).

2.	Definitions. Unless otherwise provided in the Plan, capitalized terms, when used herein, shall have the following respective meanings:

a.	“Account” shall mean a bookkeeping account established and maintained to record the amount of funds accumulated pursuant to the Plan with respect to a Participant for purchasing Shares under this Plan.

b.	“Administrator” shall mean the Board, the Compensation Committee of the Board or any other committee appointed by the Board.

c.	“Applicable Laws” shall mean all applicable laws, rules, regulations and requirements, including, but not limited to, U.S. state corporate laws, U.S. federal and state securities laws, the Code, the rules of any stock exchange or quotation system on which the Shares are listed or quoted and the applicable laws, rules, regulations and requirements of any other country or jurisdiction where Options are granted under the Plan or where Eligible Employees reside or provide services, as such laws, rules, regulations and requirements shall be in effect from time to time.

d.	“Board” shall mean the Company’s Board of Directors.

e.	“Cashless Participation Agreement” shall mean an agreement in the form as may be adopted by the Administrator from time to time.

f.	“Cashless Participation Program” shall mean the program described in Section 9.

g.	“Change in Control” shall mean and include each of the following:

i.	A transaction or series of transactions (other than an offering of Common Stock to the general public through a registration statement filed with the Securities and Exchange Commission or a transaction or series of transactions that meets the requirements of clauses (a) and (b) of subsection (iii) below) whereby any “person” or related “group” of “persons” (as such terms are used in Sections 13(d) and 14(d)(2) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) (other than the Company, any of its Subsidiaries, an employee benefit plan maintained by the Company or any of its Subsidiaries or a “person” that, prior to such transaction, directly or indirectly controls, is controlled by, or is under common control with, the Company) directly or indirectly acquires beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act) of securities of the Company possessing more than 50% of the total combined voting power of the Company’s securities outstanding immediately after such acquisition; or

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ii.	During any period of two consecutive years, individuals who, at the beginning of such period, constitute the Board together with any new director(s) (other than a director designated by a person who shall have entered into an agreement with the Company to effect a transaction described in subsections (i) or (iii)) whose election by the Board or nomination for election by the Company’s stockholders was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of the two-year period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority thereof; or

iii.	The consummation by the Company (whether directly involving the Company or indirectly involving the Company through one or more intermediaries) of (x) a merger, consolidation, reorganization, or business combination or (y) a sale or other disposition of all or substantially all of the Company’s assets in any single transaction or series of related transactions or (z) the acquisition of assets or stock of another entity, in each case other than a transaction:

A.	which results in the Company’s voting securities outstanding immediately before the transaction continuing to represent (either by remaining outstanding or by being converted into voting securities of the Company or the person that, as a result of the transaction, controls, directly or indirectly, the Company or owns, directly or indirectly, all or substantially all of the Company’s assets or otherwise succeeds to the business of the Company (the Company or such person, the “Successor Entity”)) directly or indirectly, at least a majority of the combined voting power of the Successor Entity’s outstanding voting securities immediately after the transaction, and

B.	after which no person or group beneficially owns voting securities representing 50% or more of the combined voting power of the Successor Entity; provided, however, that no person or group shall be treated for purposes of this clause (b) as beneficially owning 50% or more of the combined voting power of the Successor Entity solely as a result of the voting power held in the Company prior to the consummation of the transaction.

The Administrator shall have full and final authority, which shall be exercised in its discretion, to determine conclusively whether a Change in Control has occurred pursuant to the above definition, the date of the occurrence of such Change in Control and any incidental matters relating thereto.

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h.	“Code” shall mean the U.S. Internal Revenue Code of 1986, as amended, and the regulations and interpretations promulgated thereunder.

i.	“Common Stock” shall mean the Company’s common stock.

j.	“Company” shall mean Lucid Diagnostics Inc.

k.	“Designated Entities” shall mean any Parent or Subsidiary designated by the Administrator from time to time, in its sole discretion, whose employees may participate in the Plan, if such employees otherwise qualify as Eligible Employees. The Administrator may provide that the non-U.S. Eligible Employees of any Designated Entity shall only be eligible to participate in a Non-423 Offering.

l.	“Effective Date” shall mean November 9, 2021.

m.	“Eligible Compensation” shall mean and refer to the Participant’s cash compensation paid through the Company’s or a Designated Entity’s payroll system for personal services rendered in the course of employment. “Eligible Compensation” shall be limited to amounts received by the Participant during the period he or she is participating in the Plan and includes salary, wages and other incentive payments, amounts contributed by the Participant to any benefit plan maintained by the Company or any Designated Entity (including any 401(k) plan, 125 plan, or any other deferred compensation plan), overtime pay, commissions, draws against commissions, shift premiums, sick pay, vacation pay, holiday pay, severance pay and shutdown pay, except to the extent that the exclusion of any such item (or a sub-set of any such item) is specifically directed by the Administrator for all Eligible Employees. “Eligible Compensation” does not include any remuneration paid in a form other than cash, fringe benefits (including car allowances and relocation payments), employee discounts, expense reimbursement or allowances, long-term disability payments, workmen’s compensation payments, welfare benefits, and any contributions that the Company or any Designated Entity makes to any benefit plan (including any 401(k) plan or any other welfare or retirement plan).

n.	“Eligible Employee” shall mean any person, including an officer, who is employed by the Company or any Designated Entity.

o.	“Enrollment Agreement” means an agreement between the Company and an Eligible Employee, in such form as may be established by the Administrator from time to time, pursuant to which an Eligible Employee elects to participate in this Plan, or elects to make changes with respect to such participation as permitted by this Plan.

p.	“Enrollment Period” shall mean that period of time prescribed by the Administrator during which Eligible Employees may elect to participate in an Offering Period. The duration and timing of Enrollment Periods may be changed or modified by the Administrator from time to time.

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q.	“Fair Market Value” shall mean, unless otherwise determined or provided by the Administrator in the circumstances, the last price (in regular trading) for a share of Common Stock as furnished by the National Association of Securities Dealers, Inc. (the “NASD”) through the NASDAQ Global Market Reporting System (the “Global Market”) or any other established stock exchange for the date in question or, if no sales of Common Stock were reported by the NASD on the Global Market or any other established stock exchange on that date, the last price (in regular trading) for a share of Common Stock as furnished by the NASD through the Global Market or any other established stock exchange for the last day preceding such day on which sales of Common Stock were reported. The Administrator may, however, provide with respect to one or more Options that the Fair Market Value shall equal the last price for a share of Common Stock as furnished by the NASD through the Global Market or any other established stock exchange on the last trading day preceding the date in question or the average of the high and low trading prices of a share of Common Stock as furnished by the NASD through the Global Market or any other established stock exchange for the date in question or the most recent trading day, provided that any such determination is made on a uniform basis with respect to all Options under the Plan or in a separate offering thereunder. If the Common Stock is no longer listed or is no longer actively traded on the Global Market or any other established stock exchange as of the applicable date, the Fair Market Value of the Common Stock shall be the value as reasonably determined by the Administrator for purposes of the Award in the circumstances. The Administrator also may adopt a different methodology for determining Fair Market Value with respect to one or more Options if a different methodology is necessary or advisable to secure any intended favorable tax, legal or other treatment for the particular Option(s) (for example, and without limitation, the Administrator may provide that Fair Market Value for purposes of one or more Options will be based on an average of closing prices (or the average of high and low daily trading prices) for a specified period preceding the relevant date).

r.	“Irrevocable Contract” shall mean an irrevocable enforceable contract in the form as may be adopted by the Administrator from time to time.

s.	“Offering Period Beginning Date” shall mean the first Trading Day of each Offering Period.

t.	“Offering Period” shall mean the period established in advance by the Administrator during which Payroll Contributions shall be collected to purchase Shares pursuant to an offering made under this Plan. Unless otherwise established by the Administrator prior to the start of an Offering Period, there shall be two Offering Periods that commence each year, and each shall be of approximately six months’ duration, with the first such Offering Period beginning on April 1 (or the first Trading Day following such April 1 if such April 1 is not a Trading Day) and ending on September 30 (or the Trading Day immediately preceding such September 30 if such September 30 is not a Trading Day), and the second such Offering Period beginning on October 1 (or the first Trading Day following such October 1 if such October 1 is not a Trading Day) and ending on March 31 of the following year (or the Trading Day immediately preceding such March 31 if such March 31 is not a Trading Day).

u.	“Offering Period End Date” shall mean the last Trading Day of an Offering Period.

v.	“Option” shall mean the right granted to Participants to purchase Shares pursuant to an offering made under this Plan.

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w.	“Outstanding Election” shall mean a Participant’s then-current election to purchase Shares in an Offering Period, or that part of such an election which has not been cancelled (including any voluntary cancellation under Section 10 and deemed cancellation under Section 15) prior to the close of business on the last Trading Day of the Offering Period or such other date as determined by the Administrator.

x.	“Parent” shall mean any corporation (other than the Company) in an unbroken chain of corporations ending with the Company if each of the corporations other than the Company owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Parent on a date after the adoption of the Plan shall be considered a Parent commencing as of such date.

y.	“Participant” shall mean an Eligible Employee who has elected to participate in the Plan pursuant to Section 6.

z.	“Payroll Contributions” shall have the meaning set forth in Section 8.

aa.	“Plan” shall mean this Lucid Diagnostics Inc. Employee Stock Purchase Plan as herein amended and restated, and as it may be further amended from time to time.

bb.	“Purchase Price Per Share” shall be the lower of (i) eighty-five percent (85%) of the Fair Market Value on the Offering Period Beginning Date or (ii) eighty- five percent (85%) of the Fair Market Value on the Offering Period End Date.

cc.	“Share” shall mean one share of Common Stock.

dd.	“Subsidiary” shall mean any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Subsidiary on a date after the adoption of the Plan shall be considered a Subsidiary commencing as of such date.

ee.	“Termination of Service” means, in the case of an Employee, a cessation of the employee-employer relationship between the Employee and the Company or a Parent or a Subsidiary for any reason, including but not by way of limitation, a termination by resignation, discharge, death, disability, retirement or the disaffiliation of a Parent or a Subsidiary but excluding such termination where there is a simultaneous reemployment by the Company or a Parent or a Subsidiary, and excluding any bona fide and Company approved leave of absence such as family leave, medical leave, personal leave and military leave.

ff.	“Trading Day” shall mean a day on which national stock exchanges in the United States are open for trading.

3.	Shares Reserved for Plan. Subject to adjustment pursuant to Section 18, a maximum of 500,000 Shares may be delivered pursuant to Options granted under this Plan; provided that the maximum number of Shares that may be delivered pursuant to Options granted under this Plan will automatically and cumulatively increase on January 1, 2023 and on each subsequent January 1, through and including January 1, 2032, by a number of shares (the “Annual Increase”) equal to the smallest of (i) 2% of the total number of shares of Common Stock outstanding on December 31 of the immediately preceding calendar year, (ii) 1,000,000 Shares, or (iii) an amount determined by the Board. The Shares reserved for issuance pursuant to this Plan shall be authorized but unissued Shares. If any Option granted under the Plan shall for any reason terminate without having been exercised, the Shares not purchased under such Option shall again become available for issuance under the Plan. All Shares issued under the Plan shall be free of a restricted legend. For the avoidance of doubt, up to the maximum number of Shares reserved under this Section 3 may be used to satisfy exercises of Options granted pursuant to this Plan under Section 423 of the Code and any remaining portion of such maximum number of Shares may be used to satisfy exercises of any Options that may be granted under a Non-423 Offering.

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a.	If the number of Shares to be purchased by Participants on the Offering Period End Date exceeds the total number of Shares then available under the Plan, then the Administrator shall make a pro-rata allocation of any Shares that may be issued pursuant to the Plan in as uniform and equitable a manner as is reasonably practicable, as determined in the Administrator’s sole discretion. In such event, the Company shall provide written notice to each affected Participant of the reduction of the number of Shares to be purchased under the Participant’s Option.

b.	If the Administrator determines that some or all of the Shares to be purchased by Participants on the Offering Period End Date would not be issued in accordance with Applicable Laws or any approval by any regulatory body as may be required, or the Shares would not be issued pursuant to an effective Form S-8 registration statement or that the issuance of some or all of such Shares pursuant to a Form S-8 registration statement is not advisable due to the risk that such issuance will violate Applicable Laws, the Administrator may, without Participant consent, terminate any outstanding Offering Period and the Options granted pursuant thereto and refund in cash all affected Participants’ entire Account balances for such Offering Period as soon as practicable thereafter.

4.	Administration of the Plan. The Administrator shall have the authority and responsibility for the day-to-day administration of the Plan, which, to the extent permitted by Applicable Laws, it may delegate to a sub-committee. Subject to the provisions of the Plan, the Administrator shall have full authority, in its sole discretion, to take any actions it deems necessary or advisable for the administration of the Plan, including, but not limited to:

a.	Interpreting the Plan and adopting rules and regulations it deems appropriate to implement the Plan including amending any outstanding Option as it may deem advisable or necessary to comply with Applicable Laws, and making all other decisions relating to the operation of the Plan;

i.	Establishing the timing and length of Offering Periods;

ii.	Establishing minimum and maximum contribution rates;

iii.	Changing the existing limit set forth in Section 5.b on the number of Shares an Eligible Employee may elect to purchase with respect to any Offering Period, if such limits are announced prior to the first Offering Period to be affected;

iv.	Adopting such rules or sub-plans as may be deemed necessary or appropriate to comply with the laws of other countries, allow for tax- preferred treatment of the Options or otherwise provide for the participation by Eligible Employees who reside outside of the U.S., including determining which Eligible Employees are eligible to participate in a Non-423 Offering or other sub-plans established by the Administrator; and

v.	Establishing the exchange ratio applicable to amounts withheld in a currency other than U.S. dollars and permit payroll withholding more than the amount designated by a Participant to adjust for delays or mistakes in the processing of properly completed enrollment forms.

b.	The Administrator’s determinations under the Plan shall be final and binding on all persons.

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5.	Grant of Option; Limitations.

a.	Grant of Option. On each Offering Period Beginning Date, each Participant shall automatically be granted an Option to purchase as many whole Shares as the Participant will be able to purchase with the Payroll Contributions credited to the Participant’s Account during the applicable Offering Period and the Cashless Participation loan proceeds if the Participant has agreed to the Cashless Participation Program, but in any event not more than 25,000 Shares.

b.	Limit on Value of Shares Purchased. Any provisions of the Plan to the contrary notwithstanding, excluding Options granted pursuant to any Non-423 Offering, no Participant shall be granted an Option to purchase Shares under this Plan which permits the Participant’s rights to purchase stock under all employee stock purchase plans (described in Section 423 of the Code) of the Company, its Parents and its Subsidiaries to accrue at a rate which exceeds twenty-five thousand dollars ($25,000) of the Fair Market Value of such stock (determined at the time such Options are granted) for each calendar year in which such Options are outstanding at any time.

c.	5% Owner Limit. Any provisions of the Plan to the contrary notwithstanding, no Participant shall be granted an Option to purchase Shares under this Plan if such Participant (or any other person whose stock would be attributed to such Participant pursuant to Section 424(d) of the Code), immediately after such Option is granted, would own or hold options to purchase Shares possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or of any of its Parents or Subsidiaries.

d.	Other Limitations. The Administrator may determine, as to any Offering Period, that the offer will not be extended to highly compensated Eligible Employees within the meaning of Section 4l4(q) of the Code. In addition, the Administrator may determine to impose a maximum number of Shares that may be purchased by any Participant and/or by all Participants in the aggregate during an Offering Period.

6.	Participation in the Plan. An Eligible Employee may become a Participant for an Offering Period by completing the prescribed Enrollment Agreement and submitting such form to the Company (or the Company’s designee) as directed by the Company, or by following an electronic or other enrollment process as prescribed by the Company, during the Enrollment Period prior to the commencement of the Offering Period to which it relates. Such Enrollment Agreement shall contain the payroll deduction authorization described in Section 8. A Participant may participate in the Cashless Participation Program by executing the Cashless Participation Agreement and Irrevocable Contract pursuant to Section 9. Such Cashless Participation Agreement and Irrevocable Contract will not impair the Participant’s ability to withdraw from the Plan in accordance with Section 10. A payroll deduction authorization will be effective for the first Offering Period following the submission of the Enrollment Agreement and all subsequent Offering Periods as provided by Section 7 until it is terminated in accordance with Sections 10 or 15, it is modified by filing another Enrollment Agreement in accordance with this Section 6 or an election is made to decrease Payroll Contributions in accordance with Section 8 or until the Participant’s employment terminates or the Participant is otherwise ineligible to participate in the Plan.

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7.	Automatic Re-Enrollment. Following the end of each Offering Period, each Participant shall be automatically re-enrolled in the next Offering Period at the applicable rate of Payroll Contributions in effect on the last Trading Day of the prior Offering Period or otherwise as provided under Section 8, and each Participant who participates in the Cashless Participation Program for an Offering Period will continue to participate in the Cashless Participation Program for subsequent Offering Periods, unless the Participant has elected to withdraw from the Plan in accordance with Section 10, the Participant’s employment terminates, or the Participant is otherwise ineligible to participate in the next Offering Period. Notwithstanding the foregoing, the Administrator may require current Participants to complete and submit a new Enrollment Agreement at any time it deems necessary or desirable to facilitate Plan administration or for any other reason.

8.	Payroll Contributions. Each Participant’s Enrollment Agreement shall contain a payroll deduction authorization pursuant to which he or she shall elect to have a designated whole percentage of Eligible Compensation between l% and 15% deducted on each payday during the Offering Period (less any amounts deducted pursuant to an employee stock purchase plan of any Parent or Subsidiary) and credited to the Participant’s Account for the purchase of Shares pursuant to the Offering Period (such amount, the “Payroll Contributions”). Payroll Contributions shall commence on the Offering Period Beginning Date of the first Offering Period to which the Enrollment Agreement relates (or as soon as administratively practicable thereafter) and shall continue through subsequent Offering Periods pursuant to Section 7. Participants shall not be permitted to make any separate cash payments into their Account for the purchase of Shares pursuant to an offering.

a.	If in any payroll period, a Participant has no pay or his or her pay is insufficient (after other authorized deductions) to permit deduction of the full amount of his or her Payroll Contribution election, then (i) the Payroll Contribution election for such payroll period shall be reduced to the amount of pay remaining, if any, after all other authorized deductions, and (ii) the percentage amount of Eligible Compensation shall be deemed to have been reduced by the amount of the reduction in the Payroll Contribution election for such payroll period. Deductions of the full amount originally elected by the Participant will recommence as soon as his or her pay is sufficient to permit such Payroll Contributions; provided, however, no additional amounts will be deducted to satisfy the Outstanding Election.

b.	Participant may elect to decrease, but not increase, the rate of his or her Payroll Contributions during an Offering Period by submitting the prescribed form to the Company (or the Company’s designee) at any time prior to the first day of the last calendar month of such Offering Period. Any such Payroll Contribution change will be effective as soon as administratively practicable thereafter and will remain in effect for successive Offering Periods as provided in Section 7. Participants will only be allowed to decrease the rate of Payroll Contributions once per Offering Period. Reductions in Payroll Contribution rates do not constitute a withdrawal or termination of the Plan. A Participant may only increase his or her rate of Payroll Contributions to be effective for the next Offering Period by completing and filing with the Company a new Enrollment Agreement authorizing the Payroll Contributions.

c.	Notwithstanding the foregoing, the Company may adjust a Participant’s Payroll Contributions and Cashless Participation loan amount at any time during an Offering Period to the extent necessary to comply with Section 423(b)(8) of the Code and the limitations of Section 5. Payroll Contributions will recommence and be made in accordance with the Outstanding Election prior to such Company adjustment starting with the first Offering Period that begins in the next calendar year (or such other time as is determined by the Administrator) unless the Participant withdraws in accordance with Section 10, is withdrawn from the Plan in accordance with Section 15 or is otherwise ineligible to participate in the Plan.

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9.	Cashless Participation Program. An Eligible Employee may become a participant in the Cashless Participation Program by completing and submitting to the Company, its appointed plan administrator or Cashless Participation loan provider a Cashless Participation Agreement and an Irrevocable Contract, which shall contain terms and conditions of the Eligible Employee’s participation in the Cashless Participation Program, including, without limitation, the level of participation, sale price, loan terms, interest and repayment provisions. The aggregate outstanding principal amount of any loan to a Participant under the Cashless Participation Program will be equal to the difference between the Participant’s selected Payroll Contribution rate pursuant to Section 8 and the maximum allowable under the Plan for such Offering Period pursuant to Section 5. Participation in the Cashless Participation Program is available to all Eligible Employees (other than executive officers of the Company), unless prohibited by Applicable Law. All Employees must contribute a minimum of 1% of Eligible Compensation to be able to participate in the Cashless Participation program.

10.	Withdrawal from Offering Period After Offering Period Beginning Date. An Eligible Employee may withdraw from any Offering Period after the applicable Offering Period Beginning Date, in whole but not in part, at any time prior to the date specified by the Administrator or, if no such date is specified by the Administrator, ten days before the last Trading Day of such Offering Period, by submitting the prescribed withdrawal notice to the Company (or the Company’s designee). If a Participant withdraws from an Offering Period, the Participant’s Option for such Offering Period will automatically be terminated, and the Company will refund in cash the Participant’s entire Account balance for such Offering Period as soon as practicable thereafter. A Participant’s withdrawal from an Offering Period shall be irrevocable. If a Participant wishes to participate in a subsequent Offering Period, he or she must re-enroll in the Plan by timely submitting a new Enrollment Agreement in accordance with Section 6.

11.	Purchase of Stock. On the last Trading Day of each Offering Period, the Administrator shall cause the amount credited to each Participant’s Account from Payroll Contributions and any loan proceeds from the Cashless Participation Program to be applied to purchase as many Shares pursuant to the Participant’s Option as possible at the Purchase Price Per Share, subject to limitations of Sections 3 and 5, and amounts from the Participant’s Account that are used to purchase such Shares shall be deducted from such Participant’s Account. In no event may Shares be purchased pursuant to an Option more than 27 months after the Offering Period Beginning Date of such Option. Any amounts remaining credited to the Participant’s Account on the Offering Period End Date shall be returned to such Participant in one lump sum in cash as soon as reasonably practicable after the Offering Period End Date. At the time a Participant’s Options under the Plan are exercised, in whole or in part, or at the time some or all of the Common Stock issued under the Plan is disposed of, the Participant must make adequate provision for the Company’s or a Parent’s or a Subsidiary’s federal, state, or other tax withholding obligations, if any, that arise upon the exercise of the Option or the disposition of the Common Stock acquired upon exercise of the Option. At any time, the Company or a Parent or a Subsidiary may, but shall not be obligated to, withhold from the Participant’s compensation the amount necessary for the Company or Parent or Subsidiary to meet applicable withholding obligations, including any withholding required to make available to the Company or Parent or Subsidiary any tax deductions or benefits attributable to the sale or early disposition by the Participant of Common Stock by the Participant upon exercise of the Option.

12.	Interest on Payments. No interest shall be paid on sums withheld from a Participant’s pay for the purchase of Shares under this Plan unless otherwise determined necessary by the Administrator.

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13.	Rights as Shareholder. A Participant will not be a shareholder with respect to Shares subject to the Participant’s Options issued under the Plan until the Shares are purchased pursuant to the Options and such Shares are transferred into the Participant’s name on the Company’s books and records.

14.	Options Not Transferable. A Participant’s Options under this Plan may not be sold, pledged, assigned, or transferred in any manner. If a Participant sells, pledges, assigns or transfers his or her Options in violation of this Section 14, such Options shall immediately terminate, and the Participant shall immediately receive a refund of the amount then credited to the Participant’s Account. For the avoidance of doubt, participation in the Cashless Participation Program, including without limitation, the delivery to the Cashless Participation Provider of any Shares required for the repayment by the Participant of any Cashless Participation loan amount, will not be deemed to violate this Section 14.

15.	Deemed Cancellations.

a.	Termination of Service. In the event of a Participant’s Termination of Service, any outstanding Option held by the Participant shall immediately terminate, the Participant shall be withdrawn from the Plan and the Participant shall receive a refund of the amount contributed to the Plan.

b.	Death of a Participant. If a Participant dies, any outstanding Option held by the Participant shall immediately terminate and the Participant shall be withdrawn from the Plan. As soon as administratively practicable after the Participant’s death, the amount then credited to the Participant’s Account shall be remitted to the executor, administrator or other legal representative of the Participant’s estate or, if the Administrator permits a beneficiary designation, to the beneficiary or beneficiaries designated by the Participant if such designation has been filed with the Company or the Company’s designee before such Participant’s death. If such executor, administrator or other legal representative of the Participant ’s estate has not been appointed (to the knowledge of the Company) or if the beneficiary or beneficiaries are no longer living at the time of the Participant’s death, the Company, in its discretion, may deliver the outstanding Account balance to the spouse or to any one or more dependents or relatives of the Participant or to such other person as the Company may designate.

16.	Application of Funds. All funds received by the Company in payment for Shares purchased under this Plan and held by the Company at any time may be used for any valid corporate purpose.

17.	No Employment/Service Rights. Neither the action of the Company in establishing the Plan, nor any action taken under the Plan by the Board or the Administrator, nor any provision of the Plan itself, shall be construed to grant any person the right to remain in the employ of the Company or any Parent or Subsidiary for any period of specific duration, and such person’s employment may be terminated at any time, with or without cause.

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18.	Adjustments. Subject to Section 19, upon (or, as may be necessary to effect the adjustment, immediately prior to): any reclassification, recapitalization, stock split (including a stock split in the form of a stock dividend) or reverse stock split; any merger, combination, consolidation, or other reorganization; any spin-off, split-up, or similar extraordinary dividend distribution in respect of the Common Stock; or any exchange of Common Stock or other securities of the Company, or any similar, unusual or extraordinary corporate transaction in respect of the Common Stock; then the Administrator shall equitably and proportionately adjust (1) the number and type of Shares of Common Stock (or other securities) that thereafter may be made the subject of Options (including the specific Share limits, maximums and numbers of Shares set forth elsewhere in the Plan), (2) the number, amount and type of Shares of Common Stock (or other securities or property) subject to any outstanding Options, (3) the Purchase Price Per Share of any outstanding Options, and/or (4) the securities, cash or other property deliverable upon exercise or payment of any outstanding Options, in each case to the extent necessary to preserve (but not increase) the level of incentives intended by the Plan and the then-outstanding Options.

a.	It is intended that, if possible, any adjustments contemplated by the preceding paragraph be made in a manner that satisfies applicable legal, tax (including, without limitation and as applicable in the circumstances, Section 424 of the Code and Section 409A of the Code) and accounting (to not trigger any charge to earnings with respect to such adjustment) requirements.

b.	Without limiting the generality of Section 4, any good faith determination by the Administrator as to whether an adjustment is required in the circumstances pursuant to this Section 18, and the extent and nature of any such adjustment, shall be conclusive and binding on all persons.

19.	Merger or Liquidation of Company. In the event the Company or its shareholders enter into an agreement to dispose of all or substantially all of the assets or outstanding capital stock of the Company by means of a sale, merger or reorganization in which the Company will not be the surviving corporation (other than a reorganization effected primarily to change the State in which the Company is incorporated, a merger or consolidation with a wholly-owned Subsidiary or a Parent by which the Company is wholly-owned, or any other transaction in which there is no substantial change in the shareholders of the Company or their relative stock holdings, regardless of whether the Company is the surviving corporation), in the event of a Change in Control, or in the event the Company is liquidated, then all outstanding Options under the Plan shall automatically be exercised prior to the consummation of such sale, merger, reorganization, Change in Control or liquidation (deemed the end of the Offering Period in such case) by causing all amounts credited to each Participant’s Account via Payroll Contributions and Cashless Participation loans to be applied to purchase as many Shares pursuant to the Participant’s Option as possible at the Purchase Price Per Share, subject to the limitations of Sections 3 and 5, provided that any Shares subject to an Irrevocable Contract will continue to be subject thereto.

20.	Acquisitions and Dispositions. The Administrator may, in its sole and absolute discretion and in accordance with principles under Section 423 of the Code, create special Offering Periods for individuals who become Eligible Employees solely in connection with the acquisition of another company or business by merger, reorganization or purchase of assets and, notwithstanding Section 15.b, may provide for special purchase dates for Participants who will cease to be Eligible Employees solely in connection with the disposition of all or a portion of any Designated Entity or a portion of the Company, which Offering Periods and purchase rights granted pursuant thereto shall, notwithstanding anything stated herein, be subject to such terms and conditions as the Administrator considers appropriate in the circumstances.

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21.	Government Approvals or Consents. This Plan and any offering and sales of Shares or delivery of Shares under this Plan to Eligible Employees under it are subject to any governmental or regulatory approvals or consents that may be or become applicable in connection therein.

22.	Plan Amendment; Plan Termination. The Board may from time to time amend or terminate the Plan in any manner it deems necessary or advisable; provided, however, that no such action shall adversely affect any then outstanding and vested Options under the Plan unless such action is required to comply with Applicable Laws; provided, further, that any Cashless Participation Agreement or Irrevocable Contract may only be amended in accordance with its terms; and provided, further, that no such action of the Board shall be effective without the approval of the Company’s shareholders if such approval is required by Applicable Laws. Upon the termination of the Plan, any balance in a Participant’s Account shall be refunded to him or her as soon as practicable thereafter.

23.	Governing Law. The Plan shall be governed by, and construed in accordance with, the laws of the State of Delaware (except its choice-of-law provisions) and applicable U.S. federal laws.

24.	Notice of Disposition of Shares. Each Participant shall give prompt notice to the Company of any disposition or other transfer of any Shares purchased upon exercise of a right under the Plan if such disposition or transfer is made: (a) within two years from the Offering Period Beginning Date in which the Shares were purchased or (b) within one year after the date on which such Shares were purchased. Such notice shall specify the date of such disposition or other transfer and the amount realized, in cash, other property, assumption of indebtedness or other consideration, by the Participant in such disposition or other transfer.

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LUCID DIAGNOSTICS INC.

Your Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the Internet must be received by 11:59 p.m., Eastern Time, on June 20, 2022.

INTERNET – www.cstproxyvote.com
Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares.

Vote at the Meeting –
If you plan to attend the virtual online annual meeting, you will need your 12 digit control number to vote electronically at the annual meeting. To attend the annual meeting, visit: **https://www.cstproxy.com/luciddx/2022.**

PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY.

MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided.

PROXY

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE NOMINEES FOR DIRECTOR LISTED HEREIN AND "FOR" PROPOSALS 2, 3, 4 AND 5.

Please mark your votes like this **X**

1. Election of Class A Directors
   (1) Jacque J. Sokolov, M.D.
   (2) Stanley N. Lapidus

   FOR all Nominees listed to the left ☐ WITHHOLD AUTHORITY to vote (except as marked to the contrary for all nominees listed to the left) ☐

(Instruction: To withhold authority to vote for any individual nominee, strike a line through that nominee's name in the list above)

3. Approval of the Company's Employee Stock Purchase Plan, which reserves 500,000 shares of the Company's common stock for issuance pursuant to the terms thereof and includes an "evergreen" provision. FOR ☐ AGAINST ☐ ABSTAIN ☐

5. Ratification of the appointment of independent registered public accounting firm. FOR ☐ AGAINST ☐ ABSTAIN ☐

CONTROL NUMBER

Signature__________ Signature, if held jointly__________ Date________, 2022

Note: Please sign exactly as name appears hereon. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give title as such.

20151 Pavmed_Proxy card REV2 - Back

Important Notice Regarding the Internet Availability of Proxy Materials for the Annual Meeting of Shareholders

The Company's Proxy Statement and Annual Report on Form 10-K are available at https://www.cstproxy.com/luciddx/2022

▲ FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED ▲

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

LUCID DIAGNOSTICS INC.

The undersigned appoints Lishan Aklog, M.D. and Dennis McGrath, and each of them, as proxies, each with the power to appoint his substitute, and authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of common stock of LUCID DIAGNOSTICS INC. held of record by the undersigned at the close of business on APRIL 25, 2022 at the Annual Meeting of Stockholders of LUCID DIAGNOSTICS INC. to be held on JUNE 21, 2022, or at any adjournment thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS INDICATED. IF NO CONTRARY INDICATION IS MADE, THE PROXY WILL BE VOTED IN FAVOR OF ELECTING THE DIRECTORS LISTED HEREIN, IN FAVOR OF PROPOSALS 2, 3, 4 AND 5, AND IN ACCORDANCE WITH THE JUDGMENT OF THE PERSONS NAMED AS PROXY HEREIN ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

(Continued, and to be marked, dated and signed, on the other side)